EXHIBIT 99.1

                Computational Materials and/or ABS Term Sheet

                              CWALT05-54CBRK3 FLT

CREDIT SUISSE FIRST BOSTON

Balance      $165,820,000.00      Delay            0             Index           LIBOR_1MO | 3.64    WAC    5.95000    WAM    359
Coupon       4.29000              Dated            09/25/2005    Mult / Margin   1.0 / .65           NET    5.50000    WALA   1
Settle       09/30/2005           First Payment    10/25/2005    Cap /  Floor    5.5 / .65

---------------------------- --------------- --------------- ----------------- ---------------- ---------------- ----------------
           Price                    1               2                 3                4               5                6
---------------------------- --------------- --------------- ----------------- ---------------- ---------------- ----------------
                                Disc Margin     Disc Margin       Disc Margin      Disc Margin      Disc Margin      Disc Margin
---------------------------- --------------- --------------- ----------------- ---------------- ---------------- ----------------
                   99-13.00              76              82                92               95              106              116
                   99-15.00              75              80                89               92              102              111
                   99-17.00              74              78                86               89               97              105
                   99-19.00              73              76                83               86               93              100
                   99-21.00              72              75                80               82               89               95
                   99-23.00              70              73                78               79               84               89
                   99-25.00              69              71                75               76               80               84
                   99-27.00              68              69                72               73               76               78
                   99-29.00              67              68                69               70               71               73
                   99-31.00              66              66                66               67               67               68
                  100-01.00              64              64                64               63               63               62
                  100-03.00              63              62                61               60               59               57
                  100-05.00              62              61                58               57               54               52
                  100-07.00              61              59                55               54               50               46
                  100-09.00              60              57                52               51               46               41
                  100-11.00              58              55                50               48               41               36
                  100-13.00              57              54                47               44               37               30

      Spread @ Center Price              26              32                36               38               44               50
                        WAL            6.41            4.20              2.40             2.10             1.51             1.20
                   Mod Durn            5.10            3.49              2.19             1.94             1.42             1.14
           Principal Window   Oct05 - Jul21   Oct05 - Jul24     Oct05 - May13   Oct05 -  Oct10    Oct05 - Nov08    Oct05 - Feb08
---------------------------- --------------- --------------- ----------------- ---------------- ---------------- ----------------
                  LIBOR_1MO            3.64            3.64              3.64             3.64             3.64             3.64
---------------------------- --------------- --------------- ----------------- ---------------- ---------------- ----------------
                     Prepay          50 PPC          75 PPC            90 PPC          100 PPC          125 PPC          150 PPC
---------------------------- --------------- --------------- ----------------- ---------------- ---------------- ----------------

                   Treasury  Mat   6MO   2YR   3YR   5YR  10YR  30YR
                             Yld 3.803 3.993 4.015 4.046 4.180 4.397

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

                             CWALT05-54CBG2AR2 2A1

CREDIT SUISSE FIRST BOSTON

Balance      $100,000,000.00      Delay                24            WAC    6.05000    WAM   359
Coupon       5.50000              Dated                09/01/2005    NET    5.50000    WALA  1
Settle       09/30/2005           First Payment        10/25/2005


---------------------------- ----------------- ---------------- ---------------- ----------------
           Price                     1                2                 3               4
---------------------------- ----------------- ---------------- ---------------- ----------------
                                        Yield            Yield            Yield            Yield
---------------------------- ----------------- ---------------- ---------------- ----------------
                     99-29+             5.492            5.448            5.404            5.364
                      99-30             5.488            5.442            5.396            5.353
                     99-30+             5.485            5.436            5.387            5.342
                      99-31             5.481            5.430            5.379            5.331
                     99-31+             5.477            5.423            5.370            5.320
                     100-00             5.473            5.417            5.361            5.310
                    100-00+             5.469            5.411            5.353            5.299
                     100-01             5.465            5.405            5.344            5.288
                    100-01+             5.461            5.398            5.336            5.277
                     100-02             5.458            5.392            5.327            5.267
                    100-02+             5.454            5.386            5.319            5.256
                     100-03             5.450            5.380            5.310            5.245
                    100-03+             5.446            5.374            5.301            5.234
                     100-04             5.442            5.367            5.293            5.223
                    100-04+             5.438            5.361            5.284            5.213
                     100-05             5.435            5.355            5.276            5.202
                    100-05+             5.431            5.349            5.267            5.191
      Spread @ Center Price               107              111              111              111
                        WAL              5.07             2.86             2.00             1.56
                   Mod Durn              4.05             2.51             1.81             1.44
           Principal Window     Oct05 - Sep19    Oct05 - Nov13    Oct05 - Apr10    Oct05 - Feb09
---------------------------- ----------------- ---------------- ---------------- ----------------
                     Prepay            50 PPC           75 PPC          100 PPC          125 PPC
---------------------------- ----------------- ---------------- ---------------- ----------------


---------------------------- ---------------- ---------------- ----------------
           Price                    5                6                7
---------------------------- ---------------- ---------------- ----------------
                                       Yield            Yield            Yield
---------------------------- ---------------- ---------------- ----------------
                     99-29+            5.324            5.285            5.247
                      99-30            5.311            5.270            5.230
                     99-30+            5.298            5.255            5.213
                      99-31            5.285            5.240            5.196
                     99-31+            5.272            5.225            5.179
                     100-00            5.259            5.210            5.162
                    100-00+            5.246            5.195            5.145
                     100-01            5.233            5.180            5.128
                    100-01+            5.221            5.165            5.111
                     100-02            5.208            5.150            5.094
                    100-02+            5.195            5.135            5.077
                     100-03            5.182            5.120            5.060
                    100-03+            5.169            5.105            5.043
                     100-04            5.156            5.090            5.026
                    100-04+            5.143            5.075            5.009
                     100-05            5.130            5.060            4.992
                    100-05+            5.117            5.045            4.975
      Spread @ Center Price              110              107              103
                        WAL             1.29             1.10             0.97
                   Mod Durn             1.20             1.04             0.91
           Principal Window    Oct05 - Jun08    Oct05 - Dec07    Oct05 - Aug07
---------------------------- ---------------- ---------------- ----------------
                     Prepay          150 PPC          175 PPC          200 PPC
---------------------------- ---------------- ---------------- ----------------

                      Swaps  Mat   6MO   2YR   3YR   5YR  10YR  30YR
                             Yld 4.010 4.227 4.296 4.384 4.602 4.903

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

                              CWALT05-54CBJP2 A1


CREDIT SUISSE FIRST BOSTON


Balance      $139,600,000.00      Delay        24            WAC    6.05000    WAM   359
Coupon       5.50000              Dated        09/01/2005    NET    5.50000    WALA  1
Settle       09/30/2005           First        10/25/2005
                                  Payment



---------------------------- ---------------- ---------------- ----------------- ----------------
           Price                     1               2                 3                 4
---------------------------- ---------------- ---------------- ----------------- ----------------
                                       Yield            Yield             Yield            Yield
---------------------------- ---------------- ---------------- ----------------- ----------------
                     99-28+             5.51             5.47              5.43             5.39
                      99-29             5.50             5.47              5.42             5.38
                     99-29+             5.50             5.46              5.41             5.37
                      99-30             5.50             5.46              5.40             5.35
                     99-30+             5.49             5.45              5.40             5.34
                      99-31             5.49             5.45              5.39             5.33
                     99-31+             5.49             5.44              5.38             5.32
                     100-00             5.48             5.43              5.37             5.31
                    100-00+             5.48             5.43              5.36             5.30
                     100-01             5.48             5.42              5.36             5.29
                    100-01+             5.47             5.42              5.35             5.28
                     100-02             5.47             5.41              5.34             5.27
                    100-02+             5.47             5.41              5.33             5.26
                     100-03             5.46             5.40              5.32             5.25
                    100-03+             5.46             5.40              5.32             5.24
                     100-04             5.46             5.39              5.31             5.23
                    100-04+             5.45             5.39              5.30             5.22
      Spread @ Center Price              108              112               111              112
                        WAL             5.99             3.35              2.14             1.59
                   Mod Durn             4.60             2.84              1.92             1.46
           Principal Window    Oct05 - Dec21    Oct05 - Feb16     Oct05 - May11    Oct05 - Sep09
---------------------------- ---------------- ---------------- ----------------- ----------------
                     Prepay           10 CPR           15 CPR            20 CPR           25 CPR
---------------------------- ---------------- ---------------- ----------------- ----------------


---------------------------- ---------------- ---------------- ---------------
           Price                    5                6               7
---------------------------- ---------------- ---------------- ---------------
                                       Yield            Yield           Yield
---------------------------- ---------------- ---------------- ---------------
                     99-28+             5.34             5.29            5.24
                      99-29             5.33             5.28            5.22
                     99-29+             5.32             5.26            5.21
                      99-30             5.30             5.25            5.19
                     99-30+             5.29             5.23            5.17
                      99-31             5.27             5.21            5.15
                     99-31+             5.26             5.20            5.13
                     100-00             5.25             5.18            5.11
                    100-00+             5.23             5.16            5.09
                     100-01             5.22             5.15            5.07
                    100-01+             5.21             5.13            5.05
                     100-02             5.19             5.12            5.03
                    100-02+             5.18             5.10            5.01
                     100-03             5.17             5.08            4.99
                    100-03+             5.15             5.07            4.97
                     100-04             5.14             5.05            4.95
                    100-04+             5.13             5.03            4.94
      Spread @ Center Price              110              107             102
                        WAL             1.25             1.02            0.85
                   Mod Durn             1.16             0.96            0.81
           Principal Window    Oct05 - Oct08    Oct05 - Mar08   Oct05 - Oct07
---------------------------- ---------------- ---------------- ---------------
                     Prepay           30 CPR           35 CPR          40 CPR
---------------------------- ---------------- ---------------- ---------------

Swaps Mat   6MO   2YR   3YR   5YR  10YR  30YR
      Yld 4.007 4.253 4.293 4.361 4.560 4.849

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

                     CWALT05-54CBG3AR2 - Price/Yield - 3A1


Balance               $10,000,000.00   Delay             24                WAC              6.05
Coupon                5.125            Dated             9/1/2005          NET              5.5
Settle                9/30/2005        First Payment     10/25/2005

Price                             1                 2                3                 4                5
                              Yield             Yield            Yield             Yield            Yield
             95-18.00         5.490             5.552            5.741             6.042            6.244
             95-18.50         5.489             5.551            5.739             6.039            6.240
             95-19.00         5.488             5.549            5.736             6.036            6.236
             95-19.50         5.487             5.548            5.734             6.032            6.232
             95-20.00         5.485             5.547            5.732             6.029            6.227
             95-20.50         5.484             5.545            5.730             6.026            6.223
             95-21.00         5.483             5.544            5.728             6.022            6.219
             95-21.50         5.482             5.542            5.725             6.019            6.215
             95-22.00         5.481             5.541            5.723             6.015            6.211
             95-22.50         5.479             5.539            5.721             6.012            6.207
             95-23.00         5.478             5.538            5.719             6.009            6.202
             95-23.50         5.477             5.536            5.717             6.005            6.198
             95-24.00         5.476             5.535            5.714             6.002            6.194
             95-24.50         5.474             5.533            5.712             5.999            6.190
             95-25.00         5.473             5.532            5.710             5.995            6.186
             95-25.50         5.472             5.530            5.708             5.992            6.182
             95-26.00         5.471             5.529            5.706             5.989            6.177

Spread @ Center Price            95               114              148               196              221
                  WAL         24.50             17.82             9.95              5.76             4.53
             Mod Durn         13.35             11.14             7.41              4.83             3.91
     Principal Window Nov26 - Sep35     Sep19 - Sep35    May13 - Sep35     Feb11 - Nov11    Jan10 - Jun10

               Prepay        50 PPC            75 PPC          100 PPC           125 PPC          150 PPC


Balance                WAM                        360
Coupon                 WALA                         0
Settle

Price                             6                 7
                              Yield             Yield
             95-18.00         6.428             6.622
             95-18.50         6.423             6.616
             95-19.00         6.419             6.610
             95-19.50         6.414             6.605
             95-20.00         6.409             6.599
             95-20.50         6.404             6.594
             95-21.00         6.399             6.588
             95-21.50         6.394             6.582
             95-22.00         6.389             6.577
             95-22.50         6.384             6.571
             95-23.00         6.380             6.565
             95-23.50         6.375             6.560
             95-24.00         6.370             6.554
             95-24.50         6.365             6.548
             95-25.00         6.360             6.543
             95-25.50         6.355             6.537
             95-26.00         6.350             6.532

Spread @ Center Price           241               262
                  WAL          3.79              3.24
             Mod Durn          3.33              2.89
     Principal Window May09 - Sep09     Oct08 - Feb09

               Prepay       175 PPC           200 PPC


          Treasury Mat   6MO   2YR   3YR   5YR  10YR  30YR
                   Yld 3.803 3.919 3.946 4.018 4.244 4.546


This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                                                   CWALT05-54CBAR2 - A5

CREDIT SUISSE FIRST BOSTON

Balance            $5,427,571.00     Delay           24               WAC  5.90000    WAM   359
Coupon             5.50000           Dated           09/01/2005       NET  5.50000    WALA   1
Settle             09/30/2005        First Payment   10/25/2005

---------------------------------------------------------------------------------------------------------------------
       Price                           1                      2                      3                    4
---------------------------------------------------------------------------------------------------------------------
                                             Yield                   Yield                Yield                Yield
---------------------------------------------------------------------------------------------------------------------
                    98-20.00                 5.615                   5.626                5.647                5.698
                    98-21.00                 5.614                   5.624                5.645                5.694
                    98-22.00                 5.612                   5.622                5.642                5.689
                    98-23.00                 5.610                   5.620                5.639                5.685
                    98-24.00                 5.609                   5.618                5.637                5.681
                    98-25.00                 5.607                   5.616                5.634                5.677
                    98-26.00                 5.605                   5.614                5.632                5.673
                    98-27.00                 5.604                   5.613                5.629                5.668
                    98-28.00                 5.602                   5.611                5.626                5.664
                    98-29.00                 5.601                   5.609                5.624                5.660
                    98-30.00                 5.599                   5.607                5.621                5.656
                    98-31.00                 5.597                   5.605                5.618                5.652
                    99-00.00                 5.596                   5.603                5.616                5.647
                    99-01.00                 5.594                   5.601                5.613                5.643
                    99-02.00                 5.593                   5.599                5.611                5.639
                    99-03.00                 5.591                   5.597                5.608                5.635
                    99-04.00                 5.589                   5.595                5.605                5.631
       Spread @ Center Price                   124                     127                  132                  142
                         WAL                 23.19                   21.25                18.61                14.64
                    Mod Durn                 19.55                   16.09                12.05                 7.49
            Principal Window        ~Oct05 - Sep34          ~Oct05 - May34       ~Oct05 - Nov33       ~Oct05 - Apr33
---------------------------------------------------------------------------------------------------------------------
                   LIBOR_1MO                  3.64                    3.64                 3.64                 3.64
---------------------------------------------------------------------------------------------------------------------
                      Prepay                 7 CPR                   8 CPR                9 CPR               10 CPR
---------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
       Price                          5                   6                   7                   8                    9
-----------------------------------------------------------------------------------------------------------------------------------
                                           Yield               Yield               Yield               Yield                 Yield
-----------------------------------------------------------------------------------------------------------------------------------
                    98-20.00               8.063               9.138               9.801              10.401                10.941
                    98-21.00               7.985               9.026               9.668              10.248                10.771
                    98-22.00               7.906               8.913               9.534              10.096                10.601
                    98-23.00               7.828               8.801               9.401               9.944                10.432
                    98-24.00               7.749               8.689               9.268               9.792                10.262
                    98-25.00               7.671               8.577               9.135               9.640                10.093
                    98-26.00               7.593               8.465               9.002               9.488                 9.925
                    98-27.00               7.515               8.353               8.870               9.336                 9.756
                    98-28.00               7.437               8.241               8.737               9.185                 9.588
                    98-29.00               7.359               8.130               8.605               9.034                 9.419
                    98-30.00               7.281               8.018               8.472               8.883                 9.252
                    98-31.00               7.203               7.907               8.340               8.732                 9.084
                    99-00.00               7.125               7.796               8.208               8.581                 8.916
                    99-01.00               7.047               7.684               8.076               8.431                 8.749
                    99-02.00               6.969               7.573               7.945               8.280                 8.582
                    99-03.00               6.892               7.462               7.813               8.130                 8.415
                    99-04.00               6.814               7.351               7.682               7.980                 8.248
       Spread @ Center Price                 365                 446                 495                 540                   580
                         WAL                0.43                0.30                0.25                0.22                  0.20
                    Mod Durn                0.40                0.28                0.24                0.21                  0.19
            Principal Window       Oct05 - Jul07       Oct05 - May06       Oct05 - Mar06       Oct05 - Feb06         Oct05 - Feb06
-----------------------------------------------------------------------------------------------------------------------------------
                   LIBOR_1MO                3.64                3.64                3.64                3.64                  3.64
-----------------------------------------------------------------------------------------------------------------------------------
                      Prepay              11 CPR              12 CPR              13 CPR              14 CPR                15 CPR
-----------------------------------------------------------------------------------------------------------------------------------


Treasury Mat   6MO   2YR   3YR   5YR   10YR  30YR
Yld           3.786 3.980 4.004 4.039  4.178  4.399

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

                              CWALT05-54CBRK3 FLT

CREDIT SUISSE FIRST BOSTON

Balance      $165,820,000.00      Delay            0             Index           LIBOR_1MO | 3.64    WAC    5.95000    WAM    359
Coupon       4.29000              Dated            09/25/2005    Mult / Margin   1.0 / .65           NET    5.50000    WALA   1
Settle       09/30/2005           First Payment    10/25/2005    Cap /  Floor    5.5 / .65

---------------------------- --------------- --------------- ----------------- ---------------- ---------------- ----------------
           Price                    1               2                 3                4               5                6
---------------------------- --------------- --------------- ----------------- ---------------- ---------------- ----------------
                                Disc Margin     Disc Margin       Disc Margin      Disc Margin      Disc Margin      Disc Margin
---------------------------- --------------- --------------- ----------------- ---------------- ---------------- ----------------
                   99-13.00              76              82                92               95              106              116
                   99-15.00              75              80                89               92              102              111
                   99-17.00              74              78                86               89               97              105
                   99-19.00              73              76                83               86               93              100
                   99-21.00              72              75                80               82               89               95
                   99-23.00              70              73                78               79               84               89
                   99-25.00              69              71                75               76               80               84
                   99-27.00              68              69                72               73               76               78
                   99-29.00              67              68                69               70               71               73
                   99-31.00              66              66                66               67               67               68
                  100-01.00              64              64                64               63               63               62
                  100-03.00              63              62                61               60               59               57
                  100-05.00              62              61                58               57               54               52
                  100-07.00              61              59                55               54               50               46
                  100-09.00              60              57                52               51               46               41
                  100-11.00              58              55                50               48               41               36
                  100-13.00              57              54                47               44               37               30

      Spread @ Center Price              26              32                36               38               44               50
                        WAL            6.41            4.20              2.40             2.10             1.51             1.20
                   Mod Durn            5.10            3.49              2.19             1.94             1.42             1.14
           Principal Window   Oct05 - Jul21   Oct05 - Jul24     Oct05 - May13   Oct05 -  Oct10    Oct05 - Nov08    Oct05 - Feb08
---------------------------- --------------- --------------- ----------------- ---------------- ---------------- ----------------
                  LIBOR_1MO            3.64            3.64              3.64             3.64             3.64             3.64
---------------------------- --------------- --------------- ----------------- ---------------- ---------------- ----------------
                     Prepay          50 PPC          75 PPC            90 PPC          100 PPC          125 PPC          150 PPC
---------------------------- --------------- --------------- ----------------- ---------------- ---------------- ----------------

                   Treasury  Mat   6MO   2YR   3YR   5YR  10YR  30YR
                             Yld 3.803 3.993 4.015 4.046 4.180 4.397

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

         PAC                               AGG TAC                   TAC B

20050925    169,075,000.00        20050925       170820000        165,820,000.00
20051025    169,075,000.00        20051025     169122127.2        164,122,127.15
20051125    169,075,000.00        20051125     167230766.7        162,230,766.67
20051225    169,075,000.00        20051225     165147348.8        160,147,348.81
20060125    169,075,000.00        20060125     162873575.4        157,873,575.40
20060225    169,075,000.00        20060225     160411418.5        155,411,418.54
20060325    169,075,000.00        20060325     157763118.5        152,763,118.52
20060425    169,075,000.00        20060425     154931181.2        149,931,181.20
20060525    169,075,000.00        20060525     151918374.8        146,918,374.77
20060625    169,075,000.00        20060625     148727725.8        141,851,259.18
20060725    169,075,000.00        20060725     145362514.6        135,957,414.36
20060825    169,075,000.00        20060825     141826270.4        129,787,295.99
20060925    167,028,924.89        20060925     140366054.7        125,764,452.43
20061025    164,993,372.76        20061025     138925003.4        121,830,625.77
20061125    162,968,289.51        20061125     137502906.6        117,984,237.49
20061225    160,953,621.29        20061225     136099556.4        114,223,735.61
20070125    158,949,314.53        20070125     134714747.1        110,547,594.20
20070225    156,955,315.95        20070225     133348274.8        106,954,312.96
20070325    154,971,572.52        20070325     131999937.6        103,442,416.80
20070425    152,998,031.52        20070425     130669535.7        100,010,455.40
20070525    151,034,640.46        20070525     129356870.9         96,657,002.86
20070625    149,081,347.15        20070625     128061747.1         93,380,657.22
20070725    147,138,099.65        20070725     126783970.1         90,180,040.13
20070825    145,204,846.29        20070825     125523347.4         87,053,796.42
20070925    143,281,535.69        20070925     124279688.6         84,000,593.71
20071025    141,368,116.69        20071025     123052804.9         81,019,122.10
20071125    139,464,538.43        20071125     121842509.4         78,108,093.71
20071225    137,570,750.30        20071225       120648617         75,266,242.36
20080125    135,686,701.95        20080125     119470944.4         72,492,323.21
20080225    133,812,343.28        20080225       118309310         69,785,112.43
20080325    131,947,624.47        20080325     117163533.9         67,143,406.77
20080425    130,092,495.92        20080425     116033438.2         64,566,023.35
20080525    128,246,908.33        20080525     114918846.5         62,051,799.19
20080625    126,410,812.61        20080625     113819583.9         59,599,590.97
20080725    124,584,159.96        20080725     112735477.6         57,208,274.66
20080825    122,766,901.81        20080825     111666356.3         54,876,745.21
20080925    120,958,989.84        20080925     110612050.1         52,603,916.27
20081025    119,160,375.98        20081025     109572391.2         50,388,719.83
20081125    117,371,012.42        20081125       108547213         48,230,105.94
20081225    115,590,851.58        20081225     107536350.7         46,127,042.40
20090125    113,819,846.13        20090125     106539641.2         44,078,514.50
20090225    112,057,948.98        20090225     105556922.7         42,083,524.70
20090325    110,305,113.29        20090325     104588035.1         40,141,092.33
20090425    108,561,292.46        20090425     103632819.9         38,250,253.35
20090525    106,826,440.12        20090525     102691120.1         36,410,060.05
20090625    105,100,510.15        20090625     101762780.2         34,619,580.79
20090725    103,383,456.66        20090725     100847646.1         32,877,899.73
20090825    101,675,233.99        20090825     99945565.29         31,184,116.57
20090925     99,975,796.74        20090925      99056386.8         29,537,346.27
20091025     98,285,099.72        20091025     98179961.01         27,936,718.85
20091125     96,603,097.97        20091125      97316139.8         26,381,379.08
20091225     94,929,746.78        20091225     96464776.45         24,870,486.28
20100125     93,265,001.65        20100125     95625725.69         23,403,214.07
20100225     91,608,818.33        20100225     94798843.61         21,978,750.09
20100325     89,961,152.79        20100325     93983987.75         20,596,295.82
20100425     88,321,961.20        20100425        93181017         19,255,066.36
20100525     86,691,200.01        20100525     92389791.61         17,954,290.13
20100625     85,068,825.83        20100625     91610173.21         16,693,208.74
20100725     83,454,795.55        20100725     90842024.74         15,471,076.69
20100825     81,849,066.25        20100825     90085210.49         14,287,161.21
20100925     80,251,595.23        20100925     89339596.07         13,140,742.04
20101025     78,759,786.75        20101025     88673232.45         12,244,431.83
20101125     77,276,001.48        20101125     88017519.72         11,382,835.29
20101225     75,800,197.61        20101225     87372328.29         10,555,275.73
20110125     74,332,333.55        20110125      86737529.8          9,761,088.09
20110225     72,872,367.94        20110225     86112997.12          8,999,618.77
20110325     71,420,259.61        20110325     85498604.41          8,270,225.47
20110425     69,975,967.61        20110425     84894227.03          7,572,276.96
20110525     68,539,451.21        20110525     84299741.57          6,905,152.88
20110625     67,110,669.88        20110625     83715025.81          6,268,243.63
20110725     65,689,583.29        20110725     83139958.76          5,660,950.13
20110825     64,276,151.36        20110825     82574420.54          5,082,683.65
20110925     62,870,334.16        20110925     82018292.53          4,532,865.67
20111025     61,503,977.93        20111025     81493068.94          4,076,677.22
20111125     60,145,042.46        20111125     80976809.13          3,646,803.94
20111225     58,793,488.77        20111225     80469399.09          3,242,706.26
20120125     57,449,278.11        20120125     79970725.91          2,863,854.05
20120225     56,112,371.88        20120225     79480677.83          2,509,726.52
20120325     54,782,731.73        20120325     78999144.15          2,179,811.98
20120425     53,460,319.48        20120425      78526015.3          1,873,607.74
20120525     52,145,097.15        20120525     78061182.77          1,590,619.94
20120625     50,837,026.97        20120625     77604539.12          1,330,363.41
20120725     49,536,071.36        20120725     77155977.96          1,092,361.50
20120825     48,242,192.93        20120825     76715393.97            876,145.99
20120925     46,955,354.48        20120925     76282682.87            681,256.91
20121025     45,775,126.50        20121025     75860725.06            588,075.39
20121125     44,617,807.54        20121125     75429594.98            496,422.20
20121225     43,482,986.91        20121225     74989571.41            406,272.26
20130125     42,370,260.99        20130125     74540927.25            317,600.93
20130225     41,279,233.13        20130225     74083929.56            230,383.94
20130325     40,209,513.52        20130325     73618839.68            144,597.45
20130425     39,160,719.07        20130425     73145913.37             60,218.00
20130525     38,132,473.32        20130525     72665400.87                     -
20130625     37,124,406.30        20130625     72177547.02
20130725     36,136,154.44        20130725     71682591.38
20130825     35,167,360.44        20130825      71180768.3
20130925     34,217,673.20        20130925     70672307.01
20131025     33,446,996.01        20131025     70093500.57
20131125     32,691,061.80        20131125      69511000.4
20131225     31,949,601.19        20131225     68924968.06
20140125     31,222,349.54        20140125     68335561.33
20140225     30,509,046.95        20140225     67742934.18
20140325     29,809,438.11        20140325     67147236.91
20140425     29,123,272.24        20140425     66548616.23
20140525     28,450,303.05        20140525     65947215.25
20140625     27,790,288.58        20140625     65343173.68
20140725     27,142,991.22        20140725     64736627.74
20140825     26,508,177.55        20140825     64127710.38
20140925     25,885,618.33        20140925     63516551.23
20141025     25,411,848.37        20141025     62855054.77
20141125     24,945,848.99        20141125     62194210.64
20141225     24,487,492.73        20141225     61534065.79
20150125     24,036,654.25        20150125     60874665.73
20150225     23,593,210.22        20150225     60216054.61
20150325     23,157,039.39        20150325     59558275.17
20150425     22,728,022.44        20150425     58901368.88
20150525     22,306,042.05        20150525     58245375.84
20150625     21,890,982.81        20150625      57590334.9
20150725     21,482,731.20        20150725     56936283.66
20150825     21,081,175.56        20150825     56283258.46
20150925     20,634,637.35        20150925     55453643.64
20151025     20,196,017.38        20151025     54626564.77
20151125     19,765,178.93        20151125     53802056.58
20151225     19,341,987.60        20151225     52980152.37
20160125     18,926,311.28        20160125        52160884
20160225     18,518,020.09        20160225     51344281.97
20160325     18,116,986.36        20160325     50530375.41
20160425     17,723,084.60        20160425      49719192.1
20160525     17,336,191.44        20160525     48910758.56
20160625     16,956,185.61        20160625        48105100
20160725     16,582,947.91        20160725      47302240.4
20160825     16,216,361.17        20160825     46502202.52
20160925     15,856,310.19        20160925     45705007.96
20161025     15,502,681.74        20161025     44910677.11
20161125     15,155,364.54        20161125     44119229.25
20161225     14,814,249.17        20161225     43330682.54
20170125     14,479,228.09        20170125     42545054.06
20170225     14,150,195.59        20170225     41762359.82
20170325     13,827,047.75        20170325     40982614.78
20170425     13,509,682.44        20170425     40205832.91
20170525     13,197,999.26        20170525     39432027.14
20170625     12,891,899.50        20170625     38661209.51
20170725     12,591,286.17        20170725     37893391.03
20170825     12,296,063.90        20170825     37128581.82
20170925     12,006,138.98        20170925      36366791.1
20171025     11,721,419.25        20171025      35608027.2
20171125     11,441,814.18        20171125     34852297.56
20171225     11,167,234.74        20171225     34099608.82
20180125     10,897,593.44        20180125     33349966.76
20180225     10,632,804.27        20180225     32603376.39
20180325     10,372,782.71        20180325     31859841.89
20180425     10,117,445.65        20180425     31119366.71
20180525      9,866,711.44        20180525     30381953.53
20180625      9,620,499.80        20180625      29647604.3
20180725      9,378,731.82        20180725     28916320.28
20180825      9,141,329.94        20180825        28188102
20180925      8,908,217.94        20180925     27462949.32
20181025      8,679,320.90        20181025     26740861.45
20181125      8,454,565.16        20181125     26021836.95
20181225      8,233,878.34        20181225     25305873.73
20190125      8,017,189.30        20190125      24592969.1
20190225      7,804,428.11        20190225     23883119.77
20190325      7,595,526.04        20190325     23176321.85
20190425      7,390,415.54        20190425     22472570.89
20190525      7,189,030.20        20190525      21771861.9
20190625      6,991,304.77        20190625     21074189.32
20190725      6,797,175.10        20190725     20379547.07
20190825      6,606,578.17        20190825     19687928.55
20190925      6,419,451.99        20190925     18999326.68
20191025      6,235,735.69        20191025     18313733.85
20191125      6,055,369.39        20191125     17631142.03
20191225      5,878,294.28        20191225     16951542.68
20200125      5,704,452.55        20200125      16274926.8
20200225      5,533,787.35        20200225     15601285.01
20200325      5,366,242.85        20200325     14930607.45
20200425      5,201,764.16        20200425     14262883.86
20200525      5,040,297.32        20200525     13598103.57
20200625      4,881,789.33        20200625     12936255.52
20200725      4,726,188.07        20200725     12277328.27
20200825      4,573,442.32        20200825     11621310.01
20200925      4,423,501.76        20200925     10968188.55
20201025      4,276,316.92        20201025     10317951.35
20201125      4,131,839.19        20201125      9670585.56
20201225      3,990,020.79        20201225      9026077.95
20210125      3,850,814.76        20210125         8384415
20210225      3,714,174.96        20210225      7745582.86
20210325      3,580,056.03        20210325       7109567.4
20210425      3,448,413.40        20210425      6476354.17
20210525      3,319,203.27        20210525      5845928.43
20210625      3,192,382.60        20210625      5218275.17
20210725      3,067,909.08        20210725      4593379.12
20210825      2,945,741.13        20210825      3971224.74
20210925      2,825,837.90        20210925      3351796.22
20211025      2,708,159.23        20211025      2735077.54
20211125      2,592,665.67        20211125       2121052.4
20211225      2,479,318.44        20211225      1509704.31
20220125      2,368,079.42        20220125       901016.53
20220225      2,258,911.17        20220225       294972.11
20220325      2,151,776.89        20220325               0
20220425      2,046,640.41
20220525      1,943,466.20
20220625      1,842,219.32
20220725      1,742,865.45
20220825      1,645,370.87
20220925      1,549,702.44
20221025      1,455,827.59
20221125      1,363,714.31
20221225      1,273,331.15
20230125      1,184,647.21
20230225      1,097,632.11
20230325      1,012,256.03
20230425        928,489.64
20230525        846,304.11
20230625        765,671.14
20230725        686,562.91
20230825        608,952.07
20230925        532,811.76
20231025        458,115.59
20231125        384,837.62
20231225        312,952.37
20240125        242,434.78
20240225        173,260.27
20240325        105,404.64
20240425         38,844.14
20240525              0.00

                              Deal Summary Report Alladin

----------------------------------- --------------------------------------------------------------------------------
                                                                   Assumptions
----------------------------------- --------------------------------------------------------------------------------
Settlement              30-Sep-05           Prepay                    100 PPC
1st Pay Date            25-Oct-05           Default                     0 CDR
                                            Recovery            0      months
                                            Severity                       0%
----------------------------------- ------------------------------------------- ------------------------------------

Tranche                    Balance       Coupon         Principal         Avg       Dur           Yield      Spread
Name                                     Window              Life                                    bp
------------------ ---------------- ------------ ----------------- ------------  --------  -------------  ----------
NAS                  42,105,000.00          5.5     10/10 - 08/35       10.84      7.74           5.578         140
PAC                 169,075,000.00          5.5     09/06 - 04/22        5.16      4.23           5.249         120
FLT                 165,820,000.00         4.29     10/05 - 10/10         2.1      1.93           4.668          68
INV                 165,820,000.00         1.21     10/05 - 10/10         2.1      0.01        2691.167      268718
TAC22                 5,000,000.00          5.5     04/06 - 07/06        0.68      0.64          11.291         747
RZ                   15,000,000.00          5.5     10/05 - 04/06        0.34      0.32           9.058         527
LCF                   3,000,000.00          5.5     04/22 - 08/35       19.85     11.57           5.821         150
SUBORD               21,053,000.00          5.5     10/10 - 08/35       10.84      7.75           5.532         134


-------------------------------------------------------------------------------------------------------------
                                                      Collateral
-----------------  ------------------------------------------------------------------------------------------
                                   Balance       WAC         WAM       Age      WAL       Dur     ORIG IO
                           $421,053,000.00      5.95         359         1     4.69      3.73         120
-----------------  ------------------------------------------------------------------------------------------

      Tranche        Bench        Price           $@1bp       Accrued       NetNet       Dated        Notes
       Name                         %                          Int(M)       (MM)         Date
-----------------   --------  -------------  ------------ -------------- ----------- ------------- ----------
NAS                 Nearest       99-16.65      32568.69         186.55       42.09    1-Sep-05       FIX
PAC                 Interp       100-30.99       72520.9          749.1     171.462    1-Sep-05       FIX
FLT                 Interp        99-11.00      31844.21           98.8     164.831    25-Sep-05      FLT
INV                 Interp         0-05.52          0.46          27.87       0.314    25-Sep-05      INV_IO
TAC22               Interp        96-00.00           307          22.15       4.822    1-Sep-05       FIX
RZ                  Interp        98-16.00           479          66.46      14.841    1-Sep-05       FIX
LCF                 Interp        96-21.62       3371.05          13.29       2.914    1-Sep-05       FIX
SUBORD              Interp        99-28.00      16363.97          93.28       21.12    1-Sep-05       FIX

Treasury                                  Swaps
Mat   6MO   2YR   3YR   5YR  10YR  30YR     6MO   2YR   3YR   5YR  10YR  30YR
Yld 3.786 3.980 4.004 4.039 4.178 4.401   4.053 4.360 4.407 4.474 4.622 4.834

CREDIT | FIRST
SUISSE | BOSTON


                                CWALT 05-54 CB

COMPS A

Pay rules

1. Pay the NAS Priority Amount to the NAS
2. Pay according to the PAC Schedule to the PAC until retired
3. Pay according to the Aggregate TAC A as follows:
     a. Pay according to the TAC B to the FLT
     b. Pay the TAC22 until retired
     c. Pay disregarding the TAC B to the FLT
4. Pay the RZ until retired
5. Pay disregarding the Aggregate TAC A as follows:
     a. Pay according to the TAC B to the FLT
     b. Pay the TAC22 until retired
     c. Pay disregarding the TAC B to the FLT
6. Pay disregarding the PAC schedule to the PAC until retired
7. Pay the LCF until retired
8. Pay the NAS until retired

Accretion Rules:
Pay the RZ accrual amount to the Aggregate TAC A as described in step 3 above and then to the RZ until retired

Notes

Floater Bonds:
FLT- 0 day delay, 1ML + 0.65%, 5.50% Cap, 0.65% Floor, Initial Libor - 3.64% Inverse IO Bonds:
INV - 0 day delay, 4.85% - 1ML, 4.85% Cap, 0% Floor, Initial Libor - 3.64%

Pxing Speed = 100 PPC (8 TO 20 CPR OVER 12 MONTHS, 20 CPR THERAFTER)

NAS bonds = NAS standard 60 mo lockout. (apply shift to both sched and prepays)
NAS Priority = Total NAS Balance/Total Non-PO Balance

Settlement = 9/30/05

                             CWALT05-54CBG2AR2 2A1

CREDIT SUISSE FIRST BOSTON


Balance      $100,000,000.00      Delay                24            WAC    6.05000    WAM   359
Coupon       5.50000              Dated                09/01/2005    NET    5.50000    WALA  1
Settle       09/30/2005           First Payment        10/25/2005


---------------------------- ----------------- ---------------- ---------------- ----------------
           Price                     1                2                 3               4
---------------------------- ----------------- ---------------- ---------------- ----------------
                                        Yield            Yield            Yield            Yield
---------------------------- ----------------- ---------------- ---------------- ----------------
                     99-29+             5.492            5.448            5.404            5.364
                      99-30             5.488            5.442            5.396            5.353
                     99-30+             5.485            5.436            5.387            5.342
                      99-31             5.481            5.430            5.379            5.331
                     99-31+             5.477            5.423            5.370            5.320
                     100-00             5.473            5.417            5.361            5.310
                    100-00+             5.469            5.411            5.353            5.299
                     100-01             5.465            5.405            5.344            5.288
                    100-01+             5.461            5.398            5.336            5.277
                     100-02             5.458            5.392            5.327            5.267
                    100-02+             5.454            5.386            5.319            5.256
                     100-03             5.450            5.380            5.310            5.245
                    100-03+             5.446            5.374            5.301            5.234
                     100-04             5.442            5.367            5.293            5.223
                    100-04+             5.438            5.361            5.284            5.213
                     100-05             5.435            5.355            5.276            5.202
                    100-05+             5.431            5.349            5.267            5.191
      Spread @ Center Price               107              111              111              111
                        WAL              5.07             2.86             2.00             1.56
                   Mod Durn              4.05             2.51             1.81             1.44
           Principal Window     Oct05 - Sep19    Oct05 - Nov13    Oct05 - Apr10    Oct05 - Feb09
---------------------------- ----------------- ---------------- ---------------- ----------------
                     Prepay            50 PPC           75 PPC          100 PPC          125 PPC
---------------------------- ----------------- ---------------- ---------------- ----------------


---------------------------- ---------------- ---------------- ----------------
           Price                    5                6                7
---------------------------- ---------------- ---------------- ----------------
                                       Yield            Yield            Yield
---------------------------- ---------------- ---------------- ----------------
                     99-29+            5.324            5.285            5.247
                      99-30            5.311            5.270            5.230
                     99-30+            5.298            5.255            5.213
                      99-31            5.285            5.240            5.196
                     99-31+            5.272            5.225            5.179
                     100-00            5.259            5.210            5.162
                    100-00+            5.246            5.195            5.145
                     100-01            5.233            5.180            5.128
                    100-01+            5.221            5.165            5.111
                     100-02            5.208            5.150            5.094
                    100-02+            5.195            5.135            5.077
                     100-03            5.182            5.120            5.060
                    100-03+            5.169            5.105            5.043
                     100-04            5.156            5.090            5.026
                    100-04+            5.143            5.075            5.009
                     100-05            5.130            5.060            4.992
                    100-05+            5.117            5.045            4.975
      Spread @ Center Price              110              107              103
                        WAL             1.29             1.10             0.97
                   Mod Durn             1.20             1.04             0.91
           Principal Window    Oct05 - Jun08    Oct05 - Dec07    Oct05 - Aug07
---------------------------- ---------------- ---------------- ----------------
                     Prepay          150 PPC          175 PPC          200 PPC
---------------------------- ---------------- ---------------- ----------------

                      Swaps  Mat   6MO   2YR   3YR   5YR  10YR  30YR
                             Yld 4.010 4.227 4.296 4.384 4.602 4.903

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CREDIT | FIRST
SUISSE | BOSTON


                                CWALT 05-54 CB

F1 COMPS


Pay rules

1.   Pay the NAS Priority Amount to the NAS until retired
2.   Beginning on the 1st Distribution date pay the lesser of (x) $367,000 and
     (y) 99.99% of the principal available in this step 2b to the A2 until retired
3.   Pay the A1 until retired
4.   Pay the A2 until retired
5.   Pay the LCF until retired
6.   Pay the NAS until retired


Notes

Pxing Speed = 100 PPC (8 TO 24 CPR OVER 12 MONTHS, 24 CPR THERAFTER)


NAS bonds = NAS standard 60 mo lockout. (apply shift to both sched and prepays)
NAS Priority = Total NAS Balance/Total Non-PO Balance


Settlement = 9/30/05

----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Deal Summary Report
----------------------------------------------------------------------------------------------------------------------------------
                                                         Assumptions
----------------------------------------------------------------------------------------------------------------------------------
 Settlement               30-Sep-05 Prepay                  100 PPC                                     Balance          WAC
 1st Pay Date             25-Oct-05 Default                   0 CDR                             $231,578,947.00         6.05
                                    Recovery             0   months
                                    Severity                     0%
----------------------------------------------------------------------------------------------------------------------------------

Tranche                Balance     Coupon       Principal     Avg    Dur    Yield  Spread    Bench       Price       $@1bp
Name                                               Window    Life                      bp                    %
----------------------------------------------------------------------------------------------------------------------------------
NAS              22,000,000.00        5.5   10/10 - 08/35   10.12   7.39     5.56     140    Nearest     99-21    16273.17
A2               34,900,000.00        5.5   10/05 - 03/11    3.46   3.03     5.06     115    Interp     101-05    10729.94
A1              139,600,000.00        5.5   10/05 - 04/10       2   1.81     5.36     110    Interp     100-00    25431.34
LCF              23,500,000.00        5.5   03/11 - 08/35    7.27   5.75     5.81     176    Interp      98-08    13328.57
SUBORD           11,578,947.00        5.5   10/10 - 08/35   10.12    7.4     5.51     135    Interp     100-00     8604.26


----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------
                       FCOMPS1
-----------------------------------------------------------------------------
                       Collateral
-----------------------------------------------------------------------------
Settlement              WAM       Age        WAL        Dur       ORIG IO
1st Pay Date            359         1       3.93       3.23           120
-----------------------------------------------------------------------------
Tranche              Accrued      NetNet    Dated         Notes
Name                  Int(M)        (MM)    Date
-----------------------------------------------------------------------------
 NAS                  97.47       22.022    1-Sep-05      FIX
 A2                  154.63       35.461    1-Sep-05      FIX
 A1                  618.51      140.219    1-Sep-05      FIX
 LCF                 104.12       23.193    1-Sep-05      FIX
 SUBORD                51.3        11.63    1-Sep-05      FIX
-----------------------------------------------------------------------------

Treasury                                 Swaps
Mat   6MO   2YR   3YR   5YR  10YR  30YR     6MO   2YR   3YR   5YR  10YR 30YR
Yld 3.732 3.886 3.895 3.953 4.160 4.447   4.007 4.259 4.301 4.381 4.578 4.866

                              CWALT05-54CBJP2 A1


CREDIT SUISSE FIRST BOSTON


Balance      $139,600,000.00      Delay        24            WAC    6.05000    WAM   359
Coupon       5.50000              Dated        09/01/2005    NET    5.50000    WALA  1
Settle       09/30/2005           First        10/25/2005
                                  Payment



---------------------------- ---------------- ---------------- ----------------- ----------------
           Price                     1               2                 3                 4
---------------------------- ---------------- ---------------- ----------------- ----------------
                                       Yield            Yield             Yield            Yield
---------------------------- ---------------- ---------------- ----------------- ----------------
                     99-28+             5.51             5.47              5.43             5.39
                      99-29             5.50             5.47              5.42             5.38
                     99-29+             5.50             5.46              5.41             5.37
                      99-30             5.50             5.46              5.40             5.35
                     99-30+             5.49             5.45              5.40             5.34
                      99-31             5.49             5.45              5.39             5.33
                     99-31+             5.49             5.44              5.38             5.32
                     100-00             5.48             5.43              5.37             5.31
                    100-00+             5.48             5.43              5.36             5.30
                     100-01             5.48             5.42              5.36             5.29
                    100-01+             5.47             5.42              5.35             5.28
                     100-02             5.47             5.41              5.34             5.27
                    100-02+             5.47             5.41              5.33             5.26
                     100-03             5.46             5.40              5.32             5.25
                    100-03+             5.46             5.40              5.32             5.24
                     100-04             5.46             5.39              5.31             5.23
                    100-04+             5.45             5.39              5.30             5.22
      Spread @ Center Price              108              112               111              112
                        WAL             5.99             3.35              2.14             1.59
                   Mod Durn             4.60             2.84              1.92             1.46
           Principal Window    Oct05 - Dec21    Oct05 - Feb16     Oct05 - May11    Oct05 - Sep09
---------------------------- ---------------- ---------------- ----------------- ----------------
                     Prepay           10 CPR           15 CPR            20 CPR           25 CPR
---------------------------- ---------------- ---------------- ----------------- ----------------


---------------------------- ---------------- ---------------- ---------------
           Price                    5                6               7
---------------------------- ---------------- ---------------- ---------------
                                       Yield            Yield           Yield
---------------------------- ---------------- ---------------- ---------------
                     99-28+             5.34             5.29            5.24
                      99-29             5.33             5.28            5.22
                     99-29+             5.32             5.26            5.21
                      99-30             5.30             5.25            5.19
                     99-30+             5.29             5.23            5.17
                      99-31             5.27             5.21            5.15
                     99-31+             5.26             5.20            5.13
                     100-00             5.25             5.18            5.11
                    100-00+             5.23             5.16            5.09
                     100-01             5.22             5.15            5.07
                    100-01+             5.21             5.13            5.05
                     100-02             5.19             5.12            5.03
                    100-02+             5.18             5.10            5.01
                     100-03             5.17             5.08            4.99
                    100-03+             5.15             5.07            4.97
                     100-04             5.14             5.05            4.95
                    100-04+             5.13             5.03            4.94
      Spread @ Center Price              110              107             102
                        WAL             1.25             1.02            0.85
                   Mod Durn             1.16             0.96            0.81
           Principal Window    Oct05 - Oct08    Oct05 - Mar08   Oct05 - Oct07
---------------------------- ---------------- ---------------- ---------------
                     Prepay           30 CPR           35 CPR          40 CPR
---------------------------- ---------------- ---------------- ---------------

Swaps Mat   6MO   2YR   3YR   5YR  10YR  30YR
      Yld 4.007 4.253 4.293 4.361 4.560 4.849

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

                     CWALT05-54CBG3AR2 - Price/Yield - 3A1


Balance               $10,000,000.00   Delay             24                WAC              6.05
Coupon                5.125            Dated             9/1/2005          NET              5.5
Settle                9/30/2005        First Payment     10/25/2005

Price                             1                 2                3                 4                5
                              Yield             Yield            Yield             Yield            Yield
             95-18.00         5.490             5.552            5.741             6.042            6.244
             95-18.50         5.489             5.551            5.739             6.039            6.240
             95-19.00         5.488             5.549            5.736             6.036            6.236
             95-19.50         5.487             5.548            5.734             6.032            6.232
             95-20.00         5.485             5.547            5.732             6.029            6.227
             95-20.50         5.484             5.545            5.730             6.026            6.223
             95-21.00         5.483             5.544            5.728             6.022            6.219
             95-21.50         5.482             5.542            5.725             6.019            6.215
             95-22.00         5.481             5.541            5.723             6.015            6.211
             95-22.50         5.479             5.539            5.721             6.012            6.207
             95-23.00         5.478             5.538            5.719             6.009            6.202
             95-23.50         5.477             5.536            5.717             6.005            6.198
             95-24.00         5.476             5.535            5.714             6.002            6.194
             95-24.50         5.474             5.533            5.712             5.999            6.190
             95-25.00         5.473             5.532            5.710             5.995            6.186
             95-25.50         5.472             5.530            5.708             5.992            6.182
             95-26.00         5.471             5.529            5.706             5.989            6.177

Spread @ Center Price            95               114              148               196              221
                  WAL         24.50             17.82             9.95              5.76             4.53
             Mod Durn         13.35             11.14             7.41              4.83             3.91
     Principal Window Nov26 - Sep35     Sep19 - Sep35    May13 - Sep35     Feb11 - Nov11    Jan10 - Jun10

               Prepay        50 PPC            75 PPC          100 PPC           125 PPC          150 PPC


Balance                WAM                        360
Coupon                 WALA                         0
Settle

Price                             6                 7
                              Yield             Yield
             95-18.00         6.428             6.622
             95-18.50         6.423             6.616
             95-19.00         6.419             6.610
             95-19.50         6.414             6.605
             95-20.00         6.409             6.599
             95-20.50         6.404             6.594
             95-21.00         6.399             6.588
             95-21.50         6.394             6.582
             95-22.00         6.389             6.577
             95-22.50         6.384             6.571
             95-23.00         6.380             6.565
             95-23.50         6.375             6.560
             95-24.00         6.370             6.554
             95-24.50         6.365             6.548
             95-25.00         6.360             6.543
             95-25.50         6.355             6.537
             95-26.00         6.350             6.532

Spread @ Center Price           241               262
                  WAL          3.79              3.24
             Mod Durn          3.33              2.89
     Principal Window May09 - Sep09     Oct08 - Feb09

               Prepay       175 PPC           200 PPC


          Treasury Mat   6MO   2YR   3YR   5YR  10YR  30YR
                   Yld 3.803 3.919 3.946 4.018 4.244 4.546


This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CREDIT | FIRST
SUISSE | BOSTON

                                CWALT 05-54 CB

M COMPS

Pay rules

1. Pay the NAS Priority Amount to the 3A4 until retired
2. Pay the AS3
3. Pay pro-rata to the 3A1 and 3A2 until retired
4. Pay the 3A4 until retired

Notes

Pxing Speed = 100 PPC (8 TO 24 CPR OVER 12 MONTHS, 24 CPR THERAFTER)

NAS bonds = 3a4 standard 60 mo lockout. (apply shift to both sched and prepays)

NAS Priority = Total 3a4 Balance/Total Non-PO Balance

Settlement = 9/30/05

------------------------------------------------------------------------------
                          Deal Summary Report  COMPSM
------------------------------------------------------------------------------
                                                                           Assumptions
------------------------------------------- ------------------------------------------- ---------------------------------
Settlement                        30-Sep-05 Prepay                             100 PPC
1st Pay Date                      25-Oct-05 Default                              0 CDR
                                            Recovery                     0      months
                                            Severity                                0%
------------------------------------------- ------------------------------------------- ---------------------------------
Tranche                             Balance       Coupon         Principal         Avg      Dur     Yield      Spread
Name                                                                Window        Life                             bp
-------------------- ---------------------- -------------- ---------------- ----------- -------- --------- --------------
3A4                           34,200,000.00          5.5     10/10 - 09/35       10.12     7.38     5.644         140
AS3                          297,800,000.00          5.5     10/05 - 05/13        2.71     2.39     5.418         148
3A1                           10,000,000.00        5.125     05/13 - 09/35        9.95     7.41     5.723         148
3A2                              681,818.00          5.5     10/05 - 09/35        9.95     2.81         0           0
SUBORD                        18,000,000.00          5.5     10/10 - 09/35       10.12     7.39     5.543         130
-------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                                           Collateral
----------------------------------------------------------------------------------------------------------------------------
                                     Balance            WAC          WAM         Age         WAL        Dur     ORIG IO
                             $360,000,000.00           6.05          360           0         3.99      3.27         120
----------------------------------------------------------------------------------------------------------------------------

Tranche                    Bench                Price         $@1bp      Accrued       NetNet         Dated         Notes
Name                                                %                     Int(M)         (MM)         Date
-------------------- ------------------ --------------- ------------ ------------- ----------- ------------------ ----------
3A4                        Nearest           99-01.26      25093.15       151.53       34.023          1-Sep-05      FIX
AS3                        Interp            99-31.36      71341.48      1319.42       299.06          1-Sep-05      FIX
3A1                        Interp            95-22.00       7119.27        41.28         9.61          1-Sep-05      FIX
3A2                        Interp                             39.45         3.02            0          1-Sep-05      IO
SUBORD                     Interp            99-25.00      13339.96        79.75        18.04          1-Sep-05      FIX
----------------------------------------------------------------------------------------------------------------------------


Treasury                                  Swaps
Mat   6MO   2YR   3YR   5YR  10YR  30YR     6MO   2YR   3YR   5YR  10YR  30YR
Yld 3.803 3.919 3.946 4.018 4.244 4.546   4.071 4.314 4.369 4.465 4.688 4.984


                                                   CWALT05-54CBAR2 - A5

CREDIT SUISSE FIRST BOSTON

Balance            $5,427,571.00     Delay           24               WAC  5.90000    WAM   359
Coupon             5.50000           Dated           09/01/2005       NET  5.50000    WALA   1
Settle             09/30/2005        First Payment   10/25/2005

---------------------------------------------------------------------------------------------------------------------
       Price                           1                      2                      3                    4
---------------------------------------------------------------------------------------------------------------------
                                             Yield                   Yield                Yield                Yield
---------------------------------------------------------------------------------------------------------------------
                    98-20.00                 5.615                   5.626                5.647                5.698
                    98-21.00                 5.614                   5.624                5.645                5.694
                    98-22.00                 5.612                   5.622                5.642                5.689
                    98-23.00                 5.610                   5.620                5.639                5.685
                    98-24.00                 5.609                   5.618                5.637                5.681
                    98-25.00                 5.607                   5.616                5.634                5.677
                    98-26.00                 5.605                   5.614                5.632                5.673
                    98-27.00                 5.604                   5.613                5.629                5.668
                    98-28.00                 5.602                   5.611                5.626                5.664
                    98-29.00                 5.601                   5.609                5.624                5.660
                    98-30.00                 5.599                   5.607                5.621                5.656
                    98-31.00                 5.597                   5.605                5.618                5.652
                    99-00.00                 5.596                   5.603                5.616                5.647
                    99-01.00                 5.594                   5.601                5.613                5.643
                    99-02.00                 5.593                   5.599                5.611                5.639
                    99-03.00                 5.591                   5.597                5.608                5.635
                    99-04.00                 5.589                   5.595                5.605                5.631
       Spread @ Center Price                   124                     127                  132                  142
                         WAL                 23.19                   21.25                18.61                14.64
                    Mod Durn                 19.55                   16.09                12.05                 7.49
            Principal Window        ~Oct05 - Sep34          ~Oct05 - May34       ~Oct05 - Nov33       ~Oct05 - Apr33
---------------------------------------------------------------------------------------------------------------------
                   LIBOR_1MO                  3.64                    3.64                 3.64                 3.64
---------------------------------------------------------------------------------------------------------------------
                      Prepay                 7 CPR                   8 CPR                9 CPR               10 CPR
---------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
       Price                          5                   6                   7                   8                    9
-----------------------------------------------------------------------------------------------------------------------------------
                                           Yield               Yield               Yield               Yield                 Yield
-----------------------------------------------------------------------------------------------------------------------------------
                    98-20.00               8.063               9.138               9.801              10.401                10.941
                    98-21.00               7.985               9.026               9.668              10.248                10.771
                    98-22.00               7.906               8.913               9.534              10.096                10.601
                    98-23.00               7.828               8.801               9.401               9.944                10.432
                    98-24.00               7.749               8.689               9.268               9.792                10.262
                    98-25.00               7.671               8.577               9.135               9.640                10.093
                    98-26.00               7.593               8.465               9.002               9.488                 9.925
                    98-27.00               7.515               8.353               8.870               9.336                 9.756
                    98-28.00               7.437               8.241               8.737               9.185                 9.588
                    98-29.00               7.359               8.130               8.605               9.034                 9.419
                    98-30.00               7.281               8.018               8.472               8.883                 9.252
                    98-31.00               7.203               7.907               8.340               8.732                 9.084
                    99-00.00               7.125               7.796               8.208               8.581                 8.916
                    99-01.00               7.047               7.684               8.076               8.431                 8.749
                    99-02.00               6.969               7.573               7.945               8.280                 8.582
                    99-03.00               6.892               7.462               7.813               8.130                 8.415
                    99-04.00               6.814               7.351               7.682               7.980                 8.248
       Spread @ Center Price                 365                 446                 495                 540                   580
                         WAL                0.43                0.30                0.25                0.22                  0.20
                    Mod Durn                0.40                0.28                0.24                0.21                  0.19
            Principal Window       Oct05 - Jul07       Oct05 - May06       Oct05 - Mar06       Oct05 - Feb06         Oct05 - Feb06
-----------------------------------------------------------------------------------------------------------------------------------
                   LIBOR_1MO                3.64                3.64                3.64                3.64                  3.64
-----------------------------------------------------------------------------------------------------------------------------------
                      Prepay              11 CPR              12 CPR              13 CPR              14 CPR                15 CPR
-----------------------------------------------------------------------------------------------------------------------------------


Treasury Mat   6MO   2YR   3YR   5YR   10YR  30YR
Yld           3.786 3.980 4.004 4.039  4.178  4.399

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CREDIT | FIRST
SUISSE | BOSTON

                                CWALT 05-54 CB

COMPS_U

Pay rules

1. Concurrently:
     a. 63.8161865000% to the PT1 until retired
     b. 36.1838135000% allocated as follows:
          i.    Pay the NAS Priority amount to the A4 until retired
          ii.   Pay according to the PAC schedule to the PAC until retired
          iii.  Pay according to the TAC schedule to the TAC2 until retired
          iv.   Pay the A5 until retired
          v.    Pay disregarding the TAC schedule to the TAC2 until retired
          vi.   Pay disregarding the PAC schedule to the PAC until retired
          vii.  Pay the A6 until retired
          viii. Pay the A4 until retired

Accretion Rules:
Pay the A5 accrual amount to the TAC as described in step 1biii above and then to the A5 until retired

Notes

Pxing Speed = 100 PPC (8 TO 20 CPR OVER 12 MONTHS, 20 CPR THERAFTER)

NAS bonds = A4 standard 60 mo lockout. (apply shift to both sched and prepays) NAS Priority = Total A4 Balance/Total Non-PO Balance

Settlement = 9/30/05
pac                     tac2

61,177,784.00           61,809,190.00
61,177,784.00           61,194,834.86
61,177,784.00           60,510,468.51
61,177,784.00           59,756,608.49
61,177,784.00           58,933,870.56
61,177,784.00           58,042,968.32
61,177,784.00           57,084,712.38
61,177,784.00           56,060,009.47
61,177,784.00           54,969,861.22
61,177,784.00           53,815,362.74
61,177,784.00           52,597,701.02
61,177,784.00           51,318,152.99
60,437,436.00           50,789,791.30
59,700,895.61           50,268,363.98
58,968,143.27           49,753,795.11
58,239,159.47           49,246,009.51
57,513,924.85           48,744,932.70
56,792,420.13           48,250,490.91
56,074,626.10           47,762,611.13
55,360,523.71           47,281,220.96
54,650,093.95           46,806,248.78
53,943,317.94           46,337,623.61
53,240,176.89           45,875,275.16
52,540,652.10           45,419,133.82
51,844,724.98           44,969,130.63
51,152,377.02           44,525,197.32
50,463,589.81           44,087,266.26
49,778,345.04           43,655,270.47
49,096,624.50           43,229,143.61
48,418,410.06           42,808,819.99
47,743,683.68           42,394,234.54
47,072,427.43           41,985,322.82
46,404,623.45           41,582,021.02
45,740,254.00           41,184,265.92
45,079,301.42           40,791,994.92
44,421,748.11           40,405,146.05
43,767,576.62           40,023,657.89
43,116,769.54           39,647,469.64
42,469,309.56           39,276,521.08
41,825,179.48           38,910,752.58
41,184,362.17           38,550,105.06
40,546,840.59           38,194,520.03
39,912,597.80           37,843,939.56
39,281,616.92           37,498,306.29
38,653,881.19           37,157,563.39
38,029,373.90           36,821,654.61
37,408,078.47           36,490,524.19
36,789,978.37           36,164,116.97
36,175,057.16           35,842,378.29
35,563,298.50           35,525,254.03
34,954,686.13           35,212,690.57
34,349,203.85           34,904,634.86
33,746,835.58           34,601,034.30
33,147,565.30           34,301,836.83
32,551,377.07           34,006,990.92
31,958,255.05           33,716,445.48
31,368,183.45           33,430,149.97
30,781,146.61           33,148,054.31
30,197,128.90           32,870,108.91
29,616,114.81           32,596,264.65
29,038,088.87           32,326,472.93
28,498,295.67           32,085,357.17
27,961,405.58           31,848,095.30
27,427,403.46           31,614,640.44
26,896,274.27           31,384,946.14
26,368,003.03           31,158,966.42
25,842,574.86           30,936,655.71
25,319,974.94           30,717,968.93
24,800,188.53           30,502,861.43
24,283,200.95           30,291,288.98
23,768,997.64           30,083,207.79
23,257,564.06           29,878,574.51
22,748,885.79           29,677,346.19
22,254,486.00           29,487,300.27
21,762,771.32           29,300,497.80
21,273,727.66           29,116,897.50
20,787,340.98           28,936,458.53
20,303,597.32           28,759,140.46
19,822,482.81           28,584,903.22
19,343,983.63           28,413,707.16
18,868,086.04           28,245,513.03
18,394,776.36           28,080,281.95
17,924,041.01           27,917,975.43
17,455,866.45           27,758,555.35
16,990,239.23           27,601,983.97
16,563,187.74           27,449,303.55
16,144,425.61           27,293,304.25
15,733,804.23           27,134,086.95
15,331,177.56           26,971,750.40
14,936,402.08           26,806,391.21
14,549,336.73           26,638,103.96
14,169,842.91           26,466,981.19
13,797,784.39           26,293,113.44
13,433,027.30           26,116,589.33
13,075,440.09           25,937,495.51
12,724,893.48           25,755,916.79
12,381,260.42           25,571,936.11
12,102,400.03           25,362,501.87
11,828,874.21           25,151,731.10
11,560,585.48           24,939,682.27
11,297,438.11           24,726,412.43
11,039,338.03           24,511,977.34
10,786,192.88           24,296,431.35
10,537,911.90           24,079,827.57
10,294,405.99           23,862,217.77
10,055,587.59           23,643,652.50
 9,821,370.72           23,424,181.05
 9,591,670.93           23,203,851.54
 9,366,405.26           22,982,710.86
 9,194,977.23           22,743,356.22
 9,026,360.88           22,504,237.62
 8,860,510.12           22,265,372.04
 8,697,379.56           22,026,775.97
 8,536,924.61           21,788,465.35
 8,379,101.37           21,550,455.67
 8,223,866.68           21,312,761.93
 8,071,178.09           21,075,398.63
 7,920,993.83           20,838,379.85
 7,773,272.83           20,601,719.18
 7,627,974.69           20,365,429.77
 7,466,289.48           20,064,862.29
 7,307,473.25           19,765,218.19
 7,151,476.44           19,466,509.99
 6,998,250.32           19,168,749.74
 6,847,746.99           18,871,948.95
 6,699,919.37           18,576,118.61
 6,554,721.18           18,281,269.23
 6,412,106.93           17,987,410.86
 6,272,031.88           17,694,553.06
 6,134,452.08           17,402,704.92
 5,999,324.32           17,111,875.09
 5,866,606.11           16,822,071.79
 5,736,255.71           16,533,302.78
 5,608,232.06           16,245,575.43
 5,482,494.82           15,958,896.69
 5,359,004.33           15,673,273.08
 5,237,721.61           15,388,710.76
 5,118,608.34           15,105,215.48
 5,001,626.84           14,822,792.64
 4,886,740.11           14,541,447.24
 4,773,911.74           14,261,183.95
 4,663,105.95           13,982,007.08
 4,554,287.60           13,703,920.57
 4,447,422.10           13,426,928.07
 4,342,475.50           13,151,032.85
 4,239,414.39           12,876,237.91
 4,138,205.94           12,602,545.93
 4,038,817.91           12,329,959.23
 3,941,218.57           12,058,479.89
 3,845,376.75           11,788,109.68
 3,751,261.82           11,518,850.07
 3,658,843.65           11,250,702.30
 3,568,092.65           10,983,667.27
 3,478,979.72           10,717,745.67
 3,391,476.27           10,452,937.90
 3,305,554.18           10,189,244.13
 3,221,185.83            9,926,664.28
 3,138,344.07            9,665,197.99
 3,057,002.20            9,404,844.73
 2,977,133.99            9,145,603.70
 2,898,713.66            8,887,473.89
 2,821,715.87            8,630,454.05
 2,746,115.70            8,374,542.77
 2,671,888.67            8,119,738.39
 2,599,010.73            7,866,039.04
 2,527,458.22            7,613,442.70
 2,457,207.90            7,361,947.11
 2,388,236.92            7,111,549.87
 2,320,522.83            6,862,248.35
 2,254,043.56            6,614,039.78
 2,188,777.43            6,366,921.19
 2,124,703.11            6,120,889.46
 2,061,799.65            5,875,941.33
 2,000,046.47            5,632,073.31
 1,939,423.32            5,389,281.84
 1,879,910.32            5,147,563.14
 1,821,487.91            4,906,913.32
 1,764,136.89            4,667,328.35
 1,707,838.38            4,428,804.03
 1,652,573.81            4,191,336.06
 1,598,324.95            3,954,920.00
 1,545,073.89            3,719,551.25
 1,492,802.99            3,485,225.15
 1,441,494.96            3,251,936.85
 1,391,132.78            3,019,681.44
 1,341,699.72            2,788,453.86
 1,293,179.36            2,558,248.96
 1,245,555.56            2,329,061.47
 1,198,812.43            2,100,886.02
 1,152,934.38            1,873,717.15
 1,107,906.09            1,647,549.29
 1,063,712.49            1,422,376.78
 1,020,338.79            1,198,193.85
   977,770.43              974,994.69
   935,993.11              752,773.36
   894,992.80              531,523.84
   854,755.68              311,240.05
   815,268.19               91,915.82
   776,517.00                    0.00
   738,489.00
   701,171.32
   664,551.30
   628,616.52
   593,354.76
   558,754.01
   524,802.47
   491,488.55
   458,800.86
   426,728.21
   395,259.59
   364,384.19
   334,091.40
   304,370.77
   275,212.06
   246,605.17
   218,540.22
   191,007.48
   163,997.37
   137,500.51
   111,507.67
    86,009.77
    60,997.91
    36,463.34
    12,397.43
         0.00

------------------------------------------------------------------------------
                          Deal Summary Report   COMPSu
------------------------------------------------------------------------------
                                                                Assumptions
-----------------------------------------------------------------------------------------------------------------------

Settlement            30-Sep-05 Prepay                             100 PPC
1st Pay Date          25-Oct-05 Default                              0 CDR
                                Recovery                     0      months
                                Severity                                0%
-----------------------------------------------------------------------------------------------------------------------

Tranche                             Balance       Coupon        Principal          Avg     Dur      Yield      Spread
Name                                                               Window         Life                             bp
-------------------- ----------------------- ------------ ----------------- ----------- -------- --------- -------------
A4                            15,235,195.00          5.5     10/10 - 08/35       10.84                  0           0
PAC                           61,177,784.00          5.5     09/06 - 04/22        5.16                  0           0
TAC2                          61,809,190.00          5.5     10/05 - 10/10        2.06                  0           0
A5                             5,427,571.00          5.5     10/05 - 04/06        0.34                  0           0
A6                             1,085,514.00          5.5     04/22 - 08/35       19.84                  0           0
PT1                          255,264,746.00          5.5     10/05 - 08/35        4.36                  0           0
SUBORD                        21,053,000.00          5.5     10/10 - 08/35       10.84     7.74      5.56         137
---------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                                    Collateral
------------------------------------------------------------------------------------------------------------------------
                                       Balance            WAC       WAM       Age       WAL         Dur      ORIG IO
                               $421,053,000.00            5.9       359         1      4.69        3.72          120


----------------------------------------------------------------------------------------------------------------
Tranche               Bench             Price         $@1bp    Accrued      NetNet    Dated         Notes
Name                                        %                   Int(M)        (MM)    Date
-------------------- -------------- ---------- ------------ ------------ ---------- ----------- ----------------
A4                    Interp                                      67.5           0    1-Sep-05      FIX
PAC                   Interp                                    271.05           0    1-Sep-05      FIX
TAC2                  Interp                                    273.85           0    1-Sep-05      FIX
A5                    Interp                                     24.05           0    1-Sep-05      FIX
A6                    Interp                                      4.81           0    1-Sep-05      FIX
PT1                   Interp                                   1130.96           0    1-Sep-05      FIX
SUBORD                Interp         99-21.00      16314.12      93.28      21.074    1-Sep-05      FIX
----------------------------------------------------------------------------------------------------------------

Treasury                                  Swaps
Mat   6MO   2YR   3YR   5YR  10YR  30YR     6MO   2YR   3YR   5YR  10YR  30YR
Yld 3.786 3.980 4.004 4.039 4.178 4.399   4.053 4.360 4.407 4.476 4.622 4.853

                               CWALT05-54G6BBG.txt
--------------------------------------------------
$          VERSION: 3.01 (BLOOMBERG CMO BOND FILE)
--------------------------------------------------
$          DEAL: CWALT05-54G6BBG
$       PRICING: 100 PPC
$    SETTLEMENT: 20050930
------------------------------------------
------------------------------------------
$                 BLOCK: 1
!{         TRANCHE NAME: 6PT1 }
$       ORIGINAL_AMOUNT: 42475981.00
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 5.5
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 2
!{         TRANCHE NAME: 2A4 }
$       ORIGINAL_AMOUNT: 17752402.00
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 5.5
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 3
!{         TRANCHE NAME: 2A3 }
$       ORIGINAL_AMOUNT: 28161765.00
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 5.5
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 4
!{         TRANCHE NAME: 2A1 }
$       ORIGINAL_AMOUNT: 112647059.00
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 5.5
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 5
!{         TRANCHE NAME: 2A5 }
$       ORIGINAL_AMOUNT: 18962793.00
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 5.5
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 6
!{         TRANCHE NAME: 6B1 }
$       ORIGINAL_AMOUNT: 11578947.00
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 5.5
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
--------------------------------------------------
--------------------------------------------------
$               TRANCHE: 1
$                  NAME: 6PT1
$                 CSORT: 1
$                  TYPE:
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 1 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 2
$                  NAME: 2A4
$                 CSORT: 2
$                  TYPE: NAS
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 2 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 3
$                  NAME: 2A3
$                 CSORT: 3
$                  TYPE:
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 3 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 4
$                  NAME: 2A1
$                 CSORT: 4
$                  TYPE:
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 4 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 5
$                  NAME: 2A5
$                 CSORT: 5
$                  TYPE:
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 5 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 6
$                  NAME: 6B1
$                 CSORT: 6
$                  TYPE: SUB
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 6 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
--------------------------------------------------
$     END_TRANCHES:
--------------------------------------------------
--------------------------------------------------
     END OF BOND FILE
***************************************************
$         VERSION: 3.03 (BLOOMBERG CMO COLLATERAL FILE)
---------------------------------------------------
$    AGENCY_LIST:     Type   Factor Date    P/Y Delay     BV Delay
                    WHOLE 20050901 55 54
---------------------------------------------------
$     ASSUMED_POOLS:
--------------------------------------------------------------------------------
!G Loan Number  Loan Type    NET--CPN CURR--BALANCE ORIG--BALANCE  PY--WAC
FIXED----PAYMENT BLN AGE
--------------------------------------------------------------------------------
 L          1 WHOLE    LPM  5.500000000  231578947.00  231578947.00  6.050000000
WAM=359 359 1 (IO=119)


----------------------------------------------------------------------------------------------------------------------
                      Deal Summary Report CWALT05-54CBG9bbg
----------------------------------------------------------------------------------------------------------------------
                                                                       Assumptions
----------------------------------------------------------------------------------------------------------------------
Settlement                    30-Sep-05 Prepay                              100 PPC
1st Pay Date                  25-Oct-05 Default                               0 CDR
                                        Recovery                     0       months
                                        Severity                                 0%
----------------------------------------------------------------------------------------------------------------------
     Tranche             Balance           Coupon        Principal         Avg         Dur      Yield      Spread
       Name                                                Window          Life                              bp
----------------------------------------------------------------------------------------------------------------------
9N1                       34,200,000.00           5.5    10/10 - 09/35        10.12      7.38      5.644         140
9S1                      153,409,000.00           5.5    10/05 - 05/13         2.71                    0           0
3A13                     131,403,000.00           5.5    10/05 - 04/11         2.34                    0           0
9S2                       12,988,000.00           5.5    04/11 - 05/13         6.44                    0           0
9L1                       10,000,000.00           5.5    05/13 - 09/35         9.95      7.28      5.995         175
9B1                       18,000,000.00           5.5    10/10 - 09/35        10.12      7.39      5.543         130
----------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
                                                Collateral
-------------------------------------------------------------------------------------------------------------------
Settlement                         Balance                WAC         WAM         Age            WAL        Dur
1st Pay Date               $360,000,000.00               6.05         360           0           3.99       3.27
-------------------------------------------------------------------------------------------------------------------
Tranche             Bench                Price         $@1bp     Accrued      NetNet        Dated         Notes
Name                                         %                    Int(M)        (MM)        Date
-------------------------------------------------------------------------------------------------------------------
9N1                 Nearest           99-01.26      25093.15      151.53      34.023        1-Sep-05      FIX
9S1                 Interp                                        679.69           0        1-Sep-05      FIX
3A13                Interp                                        582.19           0        1-Sep-05      FIX
9S2                 Interp                                         57.54           0        1-Sep-05      FIX
9L1                 Interp            96-16.74       7061.84       44.31       9.697        1-Sep-05      FIX
9B1                 Interp            99-25.00      13339.96       79.75       18.04        1-Sep-05      FIX
-------------------------------------------------------------------------------------------------------------------

Treasury                                  Swaps
Mat   6MO   2YR   3YR   5YR  10YR  30YR     6MO   2YR   3YR   5YR  10YR  30YR
Yld 3.803 3.919 3.946 4.018 4.244 4.546   4.071 4.314 4.369 4.465 4.688 4.984


                         CWALT05-54CBG9bbg - Dec - 9S1


Date                              1                 2                 3                4                5
30-Sep-05                       100               100               100              100              100
25-Sep-06                       100                90                80               71               60
25-Sep-07                       100                77                56               38               21
25-Sep-08                       100                65                38               17                1
25-Sep-09                       100                55                24                3                0
25-Sep-10                       100                46                13                0                0
25-Sep-11                       100                38                 6                0                0
25-Sep-12                       100                32                 2                0                0
25-Sep-13                       100                27                 0                0                0
25-Sep-14                       100                23                 0                0                0
25-Sep-15                       100                20                 0                0                0
25-Sep-16                        97                17                 0                0                0
25-Sep-17                        94                14                 0                0                0
25-Sep-18                        91                11                 0                0                0
25-Sep-19                        88                 9                 0                0                0
25-Sep-20                        84                 7                 0                0                0
25-Sep-21                        81                 5                 0                0                0
25-Sep-22                        77                 4                 0                0                0
25-Sep-23                        73                 3                 0                0                0
25-Sep-24                        68                 2                 0                0                0
25-Sep-25                        63                 1                 0                0                0
25-Sep-26                        58                 *                 0                0                0
25-Sep-27                        53                 0                 0                0                0
25-Sep-28                        47                 0                 0                0                0
25-Sep-29                        41                 0                 0                0                0
25-Sep-30                        35                 0                 0                0                0
25-Sep-31                        28                 0                 0                0                0
25-Sep-32                        21                 0                 0                0                0
25-Sep-33                        13                 0                 0                0                0
25-Sep-34                         5                 0                 0                0                0
25-Sep-35                         0                 0                 0                0                0

WAL                           21.73                 6              2.71             1.79             1.35
Principal Window        Oct15-May35       Oct05-Nov26       Oct05-May13      Oct05-Jan10      Oct05-Oct08

Prepay                        0 PPC            50 PPC           100 PPC          150 PPC          200 PPC

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                         CWALT05-54CBG9bbg - Dec - 3A13

Date                              1                 2                3                 4                5
30-Sep-05                       100               100              100               100              100
25-Sep-06                       100                89               79                68               56
25-Sep-07                       100                75               52                31               14
25-Sep-08                       100                62               31                 8                0
25-Sep-09                       100                50               16                 0                0
25-Sep-10                       100                40                4                 0                0
25-Sep-11                       100                32                0                 0                0
25-Sep-12                       100                26                0                 0                0
25-Sep-13                       100                20                0                 0                0
25-Sep-14                       100                16                0                 0                0
25-Sep-15                       100                12                0                 0                0
25-Sep-16                        97                 8                0                 0                0
25-Sep-17                        94                 5                0                 0                0
25-Sep-18                        90                 2                0                 0                0
25-Sep-19                        87                 *                0                 0                0
25-Sep-20                        83                 0                0                 0                0
25-Sep-21                        79                 0                0                 0                0
25-Sep-22                        75                 0                0                 0                0
25-Sep-23                        70                 0                0                 0                0
25-Sep-24                        65                 0                0                 0                0
25-Sep-25                        60                 0                0                 0                0
25-Sep-26                        54                 0                0                 0                0
25-Sep-27                        48                 0                0                 0                0
25-Sep-28                        42                 0                0                 0                0
25-Sep-29                        36                 0                0                 0                0
25-Sep-30                        29                 0                0                 0                0
25-Sep-31                        21                 0                0                 0                0
25-Sep-32                        13                 0                0                 0                0
25-Sep-33                         5                 0                0                 0                0
25-Sep-34                         0                 0                0                 0                0

WAL                              21              4.91             2.34              1.58             1.21
Principal Window        Oct15-Apr34       Oct05-Oct19      Oct05-Apr11       Oct05-Apr09      Oct05-Apr08

Prepay                        0 PPC            50 PPC          100 PPC           150 PPC          200 PPC

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                         CWALT05-54CBG9bbg - Dec - 9S2


Date                              1                 2                3                 4                5
30-Sep-05                       100               100              100               100              100
25-Sep-06                       100               100              100               100              100
25-Sep-07                       100               100              100               100              100
25-Sep-08                       100               100              100               100               12
25-Sep-09                       100               100              100                34                0
25-Sep-10                       100               100              100                 0                0
25-Sep-11                       100               100               69                 0                0
25-Sep-12                       100               100               19                 0                0
25-Sep-13                       100               100                0                 0                0
25-Sep-14                       100               100                0                 0                0
25-Sep-15                       100               100                0                 0                0
25-Sep-16                       100               100                0                 0                0
25-Sep-17                       100               100                0                 0                0
25-Sep-18                       100               100                0                 0                0
25-Sep-19                       100               100                0                 0                0
25-Sep-20                       100                79                0                 0                0
25-Sep-21                       100                61                0                 0                0
25-Sep-22                       100                45                0                 0                0
25-Sep-23                       100                31                0                 0                0
25-Sep-24                       100                20                0                 0                0
25-Sep-25                       100                 9                0                 0                0
25-Sep-26                       100                 1                0                 0                0
25-Sep-27                       100                 0                0                 0                0
25-Sep-28                       100                 0                0                 0                0
25-Sep-29                       100                 0                0                 0                0
25-Sep-30                       100                 0                0                 0                0
25-Sep-31                       100                 0                0                 0                0
25-Sep-32                       100                 0                0                 0                0
25-Sep-33                       100                 0                0                 0                0
25-Sep-34                        59                 0                0                 0                0
25-Sep-35                         0                 0                0                 0                0

WAL                           29.12             16.98             6.44              3.91             2.81
Principal Window        Apr34-May35       Oct19-Nov26      Apr11-May13       Apr09-Jan10      Apr08-Oct08

Prepay                        0 PPC            50 PPC          100 PPC           150 PPC          200 PPC


This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                         CWALT05-54CBG9bbg - Dec - 9L1


Date                              1                 2                3                 4                5
30-Sep-05                       100               100              100               100              100
25-Sep-06                       100               100              100               100              100
25-Sep-07                       100               100              100               100              100
25-Sep-08                       100               100              100               100              100
25-Sep-09                       100               100              100               100                0
25-Sep-10                       100               100              100                 0                0
25-Sep-11                       100               100              100                 0                0
25-Sep-12                       100               100              100                 0                0
25-Sep-13                       100               100               76                 0                0
25-Sep-14                       100               100               42                 0                0
25-Sep-15                       100               100               32                 0                0
25-Sep-16                       100               100               24                 0                0
25-Sep-17                       100               100               17                 0                0
25-Sep-18                       100               100               13                 0                0
25-Sep-19                       100               100                9                 0                0
25-Sep-20                       100               100                7                 0                0
25-Sep-21                       100               100                5                 0                0
25-Sep-22                       100               100                4                 0                0
25-Sep-23                       100               100                3                 0                0
25-Sep-24                       100               100                2                 0                0
25-Sep-25                       100               100                1                 0                0
25-Sep-26                       100               100                1                 0                0
25-Sep-27                       100                82                1                 0                0
25-Sep-28                       100                65                *                 0                0
25-Sep-29                       100                50                *                 0                0
25-Sep-30                       100                38                *                 0                0
25-Sep-31                       100                28                *                 0                0
25-Sep-32                       100                19                *                 0                0
25-Sep-33                       100                11                *                 0                0
25-Sep-34                       100                 5                *                 0                0
25-Sep-35                         0                 0                0                 0                0

WAL                           29.84              24.5             9.95              4.53             3.24
Principal Window        May35-Sep35       Nov26-Sep35      May13-Sep35       Jan10-Jun10      Oct08-Feb09

Prepay                        0 PPC            50 PPC          100 PPC           150 PPC          200 PPC


This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                         CWALT05-54CBG9bbg - Dec - 9N1


Date                              1                 2                3                 4                5
30-Sep-05                       100               100              100               100              100
25-Sep-06                       100               100              100               100              100
25-Sep-07                       100               100              100               100              100
25-Sep-08                       100               100              100               100              100
25-Sep-09                       100               100              100               100               47
25-Sep-10                       100               100              100                81                0
25-Sep-11                       100                96               92                39                0
25-Sep-12                       100                91               83                16                0
25-Sep-13                       100                85               70                 5                0
25-Sep-14                       100                77               56                 2                0
25-Sep-15                       100                67               43                 1                0
25-Sep-16                        97                58               32                 1                0
25-Sep-17                        95                49               23                 *                0
25-Sep-18                        92                42               17                 *                0
25-Sep-19                        88                36               13                 *                0
25-Sep-20                        85                30                9                 *                0
25-Sep-21                        81                25                7                 *                0
25-Sep-22                        78                21                5                 *                0
25-Sep-23                        74                18                4                 *                0
25-Sep-24                        69                15                3                 *                0
25-Sep-25                        65                12                2                 *                0
25-Sep-26                        60                10                1                 *                0
25-Sep-27                        55                 8                1                 *                0
25-Sep-28                        49                 6                1                 *                0
25-Sep-29                        43                 5                *                 *                0
25-Sep-30                        37                 4                *                 *                0
25-Sep-31                        31                 3                *                 *                0
25-Sep-32                        24                 2                *                 *                0
25-Sep-33                        16                 1                *                 *                0
25-Sep-34                         8                 *                *                 *                0
25-Sep-35                         0                 0                0                 0                0

WAL                           21.99             13.13            10.12              6.02             4.05
Principal Window        Oct15-Sep35       Oct10-Sep35      Oct10-Sep35       Jun10-Sep35      Feb09-Sep10

Prepay                        0 PPC            50 PPC          100 PPC           150 PPC          200 PPC



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                         CWALT05-54CBG9bbg - Dec - 9B1


Date                              1                 2                3                 4                5
30-Sep-05                       100               100              100               100              100
25-Sep-06                       100               100              100               100              100
25-Sep-07                       100               100              100               100              100
25-Sep-08                       100               100              100               100              100
25-Sep-09                       100               100              100               100              100
25-Sep-10                       100               100              100               100               98
25-Sep-11                       100                96               92                88               51
25-Sep-12                       100                91               83                73               27
25-Sep-13                       100                85               70                56               14
25-Sep-14                       100                77               56                39                7
25-Sep-15                       100                67               43                25                4
25-Sep-16                        97                58               32                16                2
25-Sep-17                        95                49               23                10                1
25-Sep-18                        92                42               17                 6                *
25-Sep-19                        88                36               13                 4                *
25-Sep-20                        85                30                9                 2                *
25-Sep-21                        81                25                7                 1                *
25-Sep-22                        78                21                5                 1                *
25-Sep-23                        74                18                4                 1                *
25-Sep-24                        69                15                3                 *                *
25-Sep-25                        65                12                2                 *                *
25-Sep-26                        60                10                1                 *                *
25-Sep-27                        55                 8                1                 *                *
25-Sep-28                        49                 6                1                 *                *
25-Sep-29                        43                 5                *                 *                *
25-Sep-30                        37                 4                *                 *                *
25-Sep-31                        31                 3                *                 *                *
25-Sep-32                        24                 2                *                 *                *
25-Sep-33                        16                 1                *                 *                *
25-Sep-34                         8                 *                *                 *                *
25-Sep-35                         0                 0                0                 0                0

WAL                           21.99             13.13            10.12              8.73             6.53
Principal Window        Oct15-Sep35       Oct10-Sep35      Oct10-Sep35       Oct10-Sep35      Sep10-Sep35

Prepay                        0 PPC            50 PPC           100 PPC          150 PPC           200 PPC

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                        CWALT05-54CBG9bbg - Dec - COLLAT


Date                              1                 2                3                 4                5
30-Sep-05                       100               100              100               100              100
25-Sep-06                       100                92               84                76               67
25-Sep-07                       100                81               64                48               35
25-Sep-08                       100                71               48                31               18
25-Sep-09                       100                63               37                20                9
25-Sep-10                       100                55               28                13                5
25-Sep-11                       100                49               21                 8                3
25-Sep-12                       100                43               16                 5                1
25-Sep-13                       100                38               12                 3                1
25-Sep-14                       100                33                9                 2                *
25-Sep-15                       100                29                7                 1                *
25-Sep-16                        97                25                5                 1                *
25-Sep-17                        95                21                4                 1                *
25-Sep-18                        92                18                3                 *                *
25-Sep-19                        88                15                2                 *                *
25-Sep-20                        85                13                2                 *                *
25-Sep-21                        81                11                1                 *                *
25-Sep-22                        78                 9                1                 *                *
25-Sep-23                        74                 8                1                 *                *
25-Sep-24                        69                 6                *                 *                *
25-Sep-25                        65                 5                *                 *                *
25-Sep-26                        60                 4                *                 *                *
25-Sep-27                        55                 3                *                 *                *
25-Sep-28                        49                 3                *                 *                *
25-Sep-29                        43                 2                *                 *                *
25-Sep-30                        37                 2                *                 *                *
25-Sep-31                        31                 1                *                 *                *
25-Sep-32                        24                 1                *                 *                *
25-Sep-33                        16                 *                *                 *                *
25-Sep-34                         8                 *                *                 *                *
25-Sep-35                         0                 0                0                 0                0

WAL                           21.99              7.55             3.99              2.62             1.92
Principal Window        Oct15-Sep35       Oct05-Sep35      Oct05-Sep35       Oct05-Sep35      Oct05-Sep35

Prepay                        0 PPC            50 PPC           100 PPC           150 PPC          200 PPC



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

--------------------------------------------------
$          VERSION: 3.01 (BLOOMBERG CMO BOND FILE)
--------------------------------------------------
$          DEAL: CWALT05-54CBG1BBG
$       PRICING: 100 PPC
$    SETTLEMENT: 20050930
------------------------------------------
------------------------------------------
$                 BLOCK: 1
!{         TRANCHE NAME: 1N1 }
$       ORIGINAL_AMOUNT: 42105000.00
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 5.5
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 2
!{         TRANCHE NAME: 1S1 }
$       ORIGINAL_AMOUNT: 21092800.00
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 5
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 3
!{         TRANCHE NAME: 1S2 }
$       ORIGINAL_AMOUNT: 21092800.00
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 5.25
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 4
!{         TRANCHE NAME: 1S3 }
$       ORIGINAL_AMOUNT: 21092800.00
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 5.5
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 5
!{         TRANCHE NAME: 1S4 }
$       ORIGINAL_AMOUNT: 21092800.00
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 5.75
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 6
!{         TRANCHE NAME: 1S5 }
$       ORIGINAL_AMOUNT: 21092800.00
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 6
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 7
!{         TRANCHE NAME: 1L1 }
$       ORIGINAL_AMOUNT: 13834000.00
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 5.5
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 8
!{         TRANCHE NAME: 1S6 }
$       ORIGINAL_AMOUNT: 19454000.00
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 5
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 9
!{         TRANCHE NAME: 1S7 }
$       ORIGINAL_AMOUNT: 19454000.00
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 5.25
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 10
!{         TRANCHE NAME: 1S8 }
$       ORIGINAL_AMOUNT: 19454000.00
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 5.5
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 11
!{         TRANCHE NAME: 1S9 }
$       ORIGINAL_AMOUNT: 19454000.00
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 5.75
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 12
!{         TRANCHE NAME: 1S10 }
$       ORIGINAL_AMOUNT: 19454000.00
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 6
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 13
!{         TRANCHE NAME: 1L2 }
$       ORIGINAL_AMOUNT: 22028000.00
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 5.5
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 14
!{         TRANCHE NAME: 1S11 }
$       ORIGINAL_AMOUNT: 20860800.00
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 5
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 15
!{         TRANCHE NAME: 1S12 }
$       ORIGINAL_AMOUNT: 20860800.00
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 5.25
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 16
!{         TRANCHE NAME: 1S13 }
$       ORIGINAL_AMOUNT: 20860800.00
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 5.5
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 17
!{         TRANCHE NAME: 1S14 }
$       ORIGINAL_AMOUNT: 20860800.00
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 5.75
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 18
!{         TRANCHE NAME: 1S15 }
$       ORIGINAL_AMOUNT: 20860800.00
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 6
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 19
!{         TRANCHE NAME: 1Z1 }
$       ORIGINAL_AMOUNT: 14995000.00
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 5.5
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 20
!{         TRANCHE NAME: 1B1 }
$       ORIGINAL_AMOUNT: 21053000.00
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 5.5
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
--------------------------------------------------
--------------------------------------------------
$               TRANCHE: 1
$                  NAME: 1N1
$                 CSORT: 1
$                  TYPE: NAS
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 1 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 2
$                  NAME: 1S1
$                 CSORT: 2
$                  TYPE:
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 2 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 3
$                  NAME: 1S2
$                 CSORT: 3
$                  TYPE:
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 3 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 4
$                  NAME: 1S3
$                 CSORT: 4
$                  TYPE:
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 4 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 5
$                  NAME: 1S4
$                 CSORT: 5
$                  TYPE:
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 5 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 6
$                  NAME: 1S5
$                 CSORT: 6
$                  TYPE:
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 6 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 7
$                  NAME: 1L1
$                 CSORT: 7
$                  TYPE:
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 7 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 8
$                  NAME: 1S6
$                 CSORT: 8
$                  TYPE:
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 8 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 9
$                  NAME: 1S7
$                 CSORT: 9
$                  TYPE:
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 9 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 10
$                  NAME: 1S8
$                 CSORT: 10
$                  TYPE:
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 10 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 11
$                  NAME: 1S9
$                 CSORT: 11
$                  TYPE:
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 11 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 12
$                  NAME: 1S10
$                 CSORT: 12
$                  TYPE:
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 12 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 13
$                  NAME: 1L2
$                 CSORT: 13
$                  TYPE:
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 13 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 14
$                  NAME: 1S11
$                 CSORT: 14
$                  TYPE: AD
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 14 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 15
$                  NAME: 1S12
$                 CSORT: 15
$                  TYPE: AD
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 15 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 16
$                  NAME: 1S13
$                 CSORT: 16
$                  TYPE: AD
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 16 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 17
$                  NAME: 1S14
$                 CSORT: 17
$                  TYPE: AD
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 17 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 18
$                  NAME: 1S15
$                 CSORT: 18
$                  TYPE: AD
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 18 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 19
$                  NAME: 1Z1
$                 CSORT: 19
$                  TYPE: Z
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 19 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 20
$                  NAME: 1B1
$                 CSORT: 20
$                  TYPE: SUB
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 20 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
--------------------------------------------------
$     END_TRANCHES:
--------------------------------------------------
--------------------------------------------------
     END OF BOND FILE
***************************************************
$         VERSION: 3.03 (BLOOMBERG CMO COLLATERAL FILE)
---------------------------------------------------
$    AGENCY_LIST:     Type   Factor Date    P/Y Delay     BV Delay
                    WHOLE 20050901 55 54
---------------------------------------------------
$     ASSUMED_POOLS:
--------------------------------------------------------------------------------
!G Loan Number  Loan Type    NET--CPN CURR--BALANCE ORIG--BALANCE  PY--WAC
FIXED----PAYMENT BLN AGE
--------------------------------------------------------------------------------
  L         1 WHOLE    LPM  5.500000000  421053000.00  421053000.00  5.950000000
WAM=359 359 1 (IO=119)

CREDIT | FIRST
SUISSE | BOSTON


                                 CWALT 05-54 CB

Group 1

Pay rules

1. Pay the NAS Priority Amount to the 1N1
2. Concurrently:
      a. 33.3332401961% allocated as follows:
             i.   Pay pro-rata to the 1S1-1S5 until retired
            ii.   Pay the 1L1 until retired
      b. 33.3332401961% allocated as follows:
             i.   Pay pro-rata to the 1S6-1S10 until retired
            ii.   Pay the 1L2 until retired
      c. 33.3335196077% allocated as follows:
             i.   Pay pro-rata to the 1S11-1S15 until retired
            ii.   Pay the 1Z1 until retired
3. Pay the 1N1 until retired


Accretion Rules:
Pay the 1Z1 accrual amount pro-rata to the 1S11-1S15 and then to the 1Z1 until retired



Notes

Pxing Speed = 100 PPC (8 TO 20 CPR OVER 12 MONTHS, 20 CPR THERAFTER)


NAS bonds = 1N1 standard 60 mo lockout. (apply shift to both sched and prepays) NAS Priority = Total 1N1 Balance/Total Non-PO Balance


Settlement = 9/30/05


----------------------------------------------------------------------------------------------------
                      Deal Summary Report CWALT05-54CBG1BBG
----------------------------------------------------------------------------------------------------
                                                               Assumptions
----------------------------------------------------------------------------------------------------
Settlement                30-Sep-05 Prepay                       100 PPC
1st Pay Date              25-Oct-05 Default                        0 CDR
                                    Recovery                 0    months
                                    Severity                          0%
----------------------------------------------------------------------------------------------------
Tranche                     Balance      Coupon      Principal       Avg     Dur   Yield    Spread
Name                                                    Window      Life                        bp
----------------------------------------------------------------------------------------------------
1N1                   42,105,000.00         5.5  10/10 - 08/35     10.84    7.73   5.611       140
1S1                   21,092,800.00           5  10/05 - 08/12      2.72               0         0
1S2                   21,092,800.00        5.25  10/05 - 08/12      2.72               0         0
1S3                   21,092,800.00         5.5  10/05 - 08/12      2.72               0         0
1S4                   21,092,800.00        5.75  10/05 - 08/12      2.72               0         0
1S5                   21,092,800.00           6  10/05 - 08/12      2.72               0         0
1L1                   13,834,000.00         5.5  08/12 - 08/35     10.33    7.46   5.819       160
1S6                   19,454,000.00           5  10/05 - 05/11      2.42               0         0
1S7                   19,454,000.00        5.25  10/05 - 05/11      2.42               0         0
1S8                   19,454,000.00         5.5  10/05 - 05/11      2.42               0         0
1S9                   19,454,000.00        5.75  10/05 - 05/11      2.42               0         0
1S10                  19,454,000.00           6  10/05 - 05/11      2.42               0         0
1L2                   22,028,000.00         5.5  05/11 - 08/35      8.82     6.6   5.786       160
1S11                  20,860,800.00           5  10/05 - 07/11       2.5               0         0
1S12                  20,860,800.00        5.25  10/05 - 07/11       2.5               0         0
1S13                  20,860,800.00         5.5  10/05 - 07/11       2.5               0         0
1S14                  20,860,800.00        5.75  10/05 - 07/11       2.5               0         0
1S15                  20,860,800.00           6  10/05 - 07/11       2.5               0         0
1Z1                   14,995,000.00         5.5  08/11 - 08/35      9.02    8.21   6.141       195
1B1                   21,053,000.00         5.5  10/10 - 08/35     10.84    7.75    5.54       131
----------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
                                                               Collateral
---------------------------------------------------------------------------------------------------------
Settlement                              Balance            WAC       WAM       Age          WAL      Dur
1st Pay Date                    $421,053,000.00           5.95       359         1         4.69     3.73
---------------------------------------------------------------------------------------------------------
Tranche                Bench                 Price       $@1bp   Accrued    NetNet      Dated     Notes
 Name                                            %                Int(M)      (MM)       Date
---------------------------------------------------------------------------------------------------------
1N1                    Nearest            99-08.49    32454.96    186.55    41.982   1-Sep-05     FIX
1S1                    Interp                                      84.96         0   1-Sep-05     FIX
1S2                    Interp                                       89.2         0   1-Sep-05     FIX
1S3                    Interp                                      93.45         0   1-Sep-05     FIX
1S4                    Interp                                       97.7         0   1-Sep-05     FIX
1S5                    Interp                                     101.95         0   1-Sep-05     FIX
1L1                    Interp             97-23.57    10125.91     61.29    13.582   1-Sep-05     FIX
1S6                    Interp                                      78.36         0   1-Sep-05     FIX
1S7                    Interp                                      82.27         0   1-Sep-05     FIX
1S8                    Interp                                      86.19         0   1-Sep-05     FIX
1S9                    Interp                                      90.11         0   1-Sep-05     FIX
1S10                   Interp                                      94.03         0   1-Sep-05     FIX
1L2                    Interp             98-05.55    14332.69      97.6    21.723   1-Sep-05     FIX
1S11                   Interp                                      84.02         0   1-Sep-05     FIX
1S12                   Interp                                      88.22         0   1-Sep-05     FIX
1S13                   Interp                                      92.42         0   1-Sep-05     FIX
1S14                   Interp                                      96.63         0   1-Sep-05     FIX
1S15                   Interp                                     100.83         0   1-Sep-05     FIX
1Z1                    Interp             94-31.29    11744.23     66.44    14.308   1-Sep-05     FIX
1B1                    Interp             99-26.00       16350     93.28    21.107   1-Sep-05     FIX
---------------------------------------------------------------------------------------------------------


Treasury                                  Swaps
Mat   6MO   2YR   3YR   5YR  10YR  30YR     6MO   2YR   3YR   5YR  10YR  30YR
Yld 3.795 4.013 4.040 4.074 4.211 4.426   4.050 4.392 4.444 4.510 4.658 4.890


                         CWALT05-54CBG1BBG - Dec - 1S1


Date                              1                 2                3                 4                5
30-Sep-05                       100               100              100               100              100
25-Sep-06                       100                90               80                70               60
25-Sep-07                       100                78               57                39               23
25-Sep-08                       100                67               39                17                *
25-Sep-09                       100                57               25                 2                0
25-Sep-10                       100                48               13                 0                0
25-Sep-11                       100                40                5                 0                0
25-Sep-12                       100                34                0                 0                0
25-Sep-13                       100                28                0                 0                0
25-Sep-14                       100                24                0                 0                0
25-Sep-15                       100                20                0                 0                0
25-Sep-16                        97                16                0                 0                0
25-Sep-17                        93                12                0                 0                0
25-Sep-18                        90                 9                0                 0                0
25-Sep-19                        86                 6                0                 0                0
25-Sep-20                        83                 3                0                 0                0
25-Sep-21                        78                 1                0                 0                0
25-Sep-22                        74                 0                0                 0                0
25-Sep-23                        69                 0                0                 0                0
25-Sep-24                        65                 0                0                 0                0
25-Sep-25                        59                 0                0                 0                0
25-Sep-26                        54                 0                0                 0                0
25-Sep-27                        48                 0                0                 0                0
25-Sep-28                        42                 0                0                 0                0
25-Sep-29                        35                 0                0                 0                0
25-Sep-30                        28                 0                0                 0                0
25-Sep-31                        21                 0                0                 0                0
25-Sep-32                        13                 0                0                 0                0
25-Sep-33                         4                 0                0                 0                0
25-Sep-34                         0                 0                0                 0                0

WAL                           20.91              5.85             2.72               1.8             1.35
Principal Window        Sep15-Apr34       Oct05-Apr22      Oct05-Aug12       Oct05-Dec09      Oct05-Oct08

LIBOR_1MO                       3.6               3.6              3.6               3.6              3.6
Prepay                        0 PPC            50 PPC          100 PPC           150 PPC          200 PPC


This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                         CWALT05-54CBG1BBG - Dec - 1S2


Date                              1                 2                3                 4               5
30-Sep-05                       100               100              100               100              100
25-Sep-06                       100                90               80                70               60
25-Sep-07                       100                78               57                39               23
25-Sep-08                       100                67               39                17                *
25-Sep-09                       100                57               25                 2                0
25-Sep-10                       100                48               13                 0                0
25-Sep-11                       100                40                5                 0                0
25-Sep-12                       100                34                0                 0                0
25-Sep-13                       100                28                0                 0                0
25-Sep-14                       100                24                0                 0                0
25-Sep-15                       100                20                0                 0                0
25-Sep-16                        97                16                0                 0                0
25-Sep-17                        93                12                0                 0                0
25-Sep-18                        90                 9                0                 0                0
25-Sep-19                        86                 6                0                 0                0
25-Sep-20                        83                 3                0                 0                0
25-Sep-21                        78                 1                0                 0                0
25-Sep-22                        74                 0                0                 0                0
25-Sep-23                        69                 0                0                 0                0
25-Sep-24                        65                 0                0                 0                0
25-Sep-25                        59                 0                0                 0                0
25-Sep-26                        54                 0                0                 0                0
25-Sep-27                        48                 0                0                 0                0
25-Sep-28                        42                 0                0                 0                0
25-Sep-29                        35                 0                0                 0                0
25-Sep-30                        28                 0                0                 0                0
25-Sep-31                        21                 0                0                 0                0
25-Sep-32                        13                 0                0                 0                0
25-Sep-33                         4                 0                0                 0                0
25-Sep-34                         0                 0                0                 0                0

WAL                           20.91              5.85             2.72               1.8             1.35
Principal Window        Sep15-Apr34       Oct05-Apr22      Oct05-Aug12       Oct05-Dec09      Oct05-Oct08

LIBOR_1MO                       3.6               3.6              3.6               3.6              3.6
Prepay                        0 PPC            50 PPC          100 PPC           150 PPC          200 PPC


This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


CWALT05-54CBG1BBG - Dec - 1S3


Date                              1                 2                3                 4                5
30-Sep-05                       100               100              100               100              100
25-Sep-06                       100                90               80                70               60
25-Sep-07                       100                78               57                39               23
25-Sep-08                       100                67               39                17                *
25-Sep-09                       100                57               25                 2                0
25-Sep-10                       100                48               13                 0                0
25-Sep-11                       100                40                5                 0                0
25-Sep-12                       100                34                0                 0                0
25-Sep-13                       100                28                0                 0                0
25-Sep-14                       100                24                0                 0                0
25-Sep-15                       100                20                0                 0                0
25-Sep-16                        97                16                0                 0                0
25-Sep-17                        93                12                0                 0                0
25-Sep-18                        90                 9                0                 0                0
25-Sep-19                        86                 6                0                 0                0
25-Sep-20                        83                 3                0                 0                0
25-Sep-21                        78                 1                0                 0                0
25-Sep-22                        74                 0                0                 0                0
25-Sep-23                        69                 0                0                 0                0
25-Sep-24                        65                 0                0                 0                0
25-Sep-25                        59                 0                0                 0                0
25-Sep-26                        54                 0                0                 0                0
25-Sep-27                        48                 0                0                 0                0
25-Sep-28                        42                 0                0                 0                0
25-Sep-29                        35                 0                0                 0                0
25-Sep-30                        28                 0                0                 0                0
25-Sep-31                        21                 0                0                 0                0
25-Sep-32                        13                 0                0                 0                0
25-Sep-33                         4                 0                0                 0                0
25-Sep-34                         0                 0                0                 0                0

WAL                           20.91              5.85             2.72               1.8             1.35
Principal Window        Sep15-Apr34       Oct05-Apr22      Oct05-Aug12       Oct05-Dec09      Oct05-Oct08

LIBOR_1MO                       3.6               3.6              3.6               3.6              3.6
Prepay                        0 PPC            50 PPC          100 PPC           150 PPC          200 PPC


This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                         CWALT05-54CBG1BBG - Dec - 1S4


Date                              1                 2                3                 4                5
30-Sep-05                       100               100              100               100              100
25-Sep-06                       100                90               80                70               60
25-Sep-07                       100                78               57                39               23
25-Sep-08                       100                67               39                17                *
25-Sep-09                       100                57               25                 2                0
25-Sep-10                       100                48               13                 0                0
25-Sep-11                       100                40                5                 0                0
25-Sep-12                       100                34                0                 0                0
25-Sep-13                       100                28                0                 0                0
25-Sep-14                       100                24                0                 0                0
25-Sep-15                       100                20                0                 0                0
25-Sep-16                        97                16                0                 0                0
25-Sep-17                        93                12                0                 0                0
25-Sep-18                        90                 9                0                 0                0
25-Sep-19                        86                 6                0                 0                0
25-Sep-20                        83                 3                0                 0                0
25-Sep-21                        78                 1                0                 0                0
25-Sep-22                        74                 0                0                 0                0
25-Sep-23                        69                 0                0                 0                0
25-Sep-24                        65                 0                0                 0                0
25-Sep-25                        59                 0                0                 0                0
25-Sep-26                        54                 0                0                 0                0
25-Sep-27                        48                 0                0                 0                0
25-Sep-28                        42                 0                0                 0                0
25-Sep-29                        35                 0                0                 0                0
25-Sep-30                        28                 0                0                 0                0
25-Sep-31                        21                 0                0                 0                0
25-Sep-32                        13                 0                0                 0                0
25-Sep-33                         4                 0                0                 0                0
25-Sep-34                         0                 0                0                 0                0

WAL                           20.91              5.85             2.72               1.8             1.35
Principal Window        Sep15-Apr34       Oct05-Apr22      Oct05-Aug12       Oct05-Dec09      Oct05-Oct08

LIBOR_1MO                       3.6               3.6              3.6               3.6              3.6
Prepay                        0 PPC            50 PPC          100 PPC           150 PPC          200 PPC


This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


CWALT05-54CBG1BBG - Dec - 1S5


Date                              1                 2                3                 4                5
30-Sep-05                       100               100              100               100              100
25-Sep-06                       100                90               80                70               60
25-Sep-07                       100                78               57                39               23
25-Sep-08                       100                67               39                17                *
25-Sep-09                       100                57               25                 2                0
25-Sep-10                       100                48               13                 0                0
25-Sep-11                       100                40                5                 0                0
25-Sep-12                       100                34                0                 0                0
25-Sep-13                       100                28                0                 0                0
25-Sep-14                       100                24                0                 0                0
25-Sep-15                       100                20                0                 0                0
25-Sep-16                        97                16                0                 0                0
25-Sep-17                        93                12                0                 0                0
25-Sep-18                        90                 9                0                 0                0
25-Sep-19                        86                 6                0                 0                0
25-Sep-20                        83                 3                0                 0                0
25-Sep-21                        78                 1                0                 0                0
25-Sep-22                        74                 0                0                 0                0
25-Sep-23                        69                 0                0                 0                0
25-Sep-24                        65                 0                0                 0                0
25-Sep-25                        59                 0                0                 0                0
25-Sep-26                        54                 0                0                 0                0
25-Sep-27                        48                 0                0                 0                0
25-Sep-28                        42                 0                0                 0                0
25-Sep-29                        35                 0                0                 0                0
25-Sep-30                        28                 0                0                 0                0
25-Sep-31                        21                 0                0                 0                0
25-Sep-32                        13                 0                0                 0                0
25-Sep-33                         4                 0                0                 0                0
25-Sep-34                         0                 0                0                 0                0

WAL                           20.91              5.85             2.72               1.8             1.35
Principal Window        Sep15-Apr34       Oct05-Apr22      Oct05-Aug12       Oct05-Dec09      Oct05-Oct08

LIBOR_1MO                       3.6               3.6              3.6               3.6              3.6
Prepay                        0 PPC            50 PPC          100 PPC           150 PPC          200 PPC


This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                         CWALT05-54CBG1BBG - Dec - 1L1


Date                              1                 2                3                 4                5
30-Sep-05                       100               100              100               100              100
25-Sep-06                       100               100              100               100              100
25-Sep-07                       100               100              100               100              100
25-Sep-08                       100               100              100               100              100
25-Sep-09                       100               100              100               100                *
25-Sep-10                       100               100              100                36                0
25-Sep-11                       100               100              100                 0                0
25-Sep-12                       100               100               96                 0                0
25-Sep-13                       100               100               67                 0                0
25-Sep-14                       100               100               49                 0                0
25-Sep-15                       100               100               39                 0                0
25-Sep-16                       100               100               31                 0                0
25-Sep-17                       100               100               24                 0                0
25-Sep-18                       100               100               18                 0                0
25-Sep-19                       100               100               14                 0                0
25-Sep-20                       100               100               11                 0                0
25-Sep-21                       100               100                8                 0                0
25-Sep-22                       100                93                6                 0                0
25-Sep-23                       100                80                5                 0                0
25-Sep-24                       100                67                4                 0                0
25-Sep-25                       100                57                3                 0                0
25-Sep-26                       100                47                2                 0                0
25-Sep-27                       100                39                1                 0                0
25-Sep-28                       100                31                1                 0                0
25-Sep-29                       100                25                1                 0                0
25-Sep-30                       100                19                1                 0                0
25-Sep-31                       100                14                *                 0                0
25-Sep-32                       100                10                *                 0                0
25-Sep-33                       100                 6                *                 0                0
25-Sep-34                        66                 3                *                 0                0
25-Sep-35                         0                 0                0                 0                0

WAL                           29.25             21.44            10.33               4.9              3.5
Principal Window        Apr34-Aug35       Apr22-Aug35      Aug12-Aug35       Dec09-Aug11      Oct08-Oct09

LIBOR_1MO                       3.6               3.6              3.6               3.6              3.6
Prepay                        0 PPC            50 PPC          100 PPC           150 PPC          200 PPC


This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                         CWALT05-54CBG1BBG - Dec - 1S6


Date                              1                 2                3                 4                5
30-Sep-05                       100               100              100               100              100
25-Sep-06                       100                89               78                67               56
25-Sep-07                       100                76               54                34               16
25-Sep-08                       100                64               34                10                0
25-Sep-09                       100                53               18                 0                0
25-Sep-10                       100                43                6                 0                0
25-Sep-11                       100                35                0                 0                0
25-Sep-12                       100                28                0                 0                0
25-Sep-13                       100                22                0                 0                0
25-Sep-14                       100                17                0                 0                0
25-Sep-15                       100                13                0                 0                0
25-Sep-16                        96                 9                0                 0                0
25-Sep-17                        93                 5                0                 0                0
25-Sep-18                        89                 1                0                 0                0
25-Sep-19                        85                 0                0                 0                0
25-Sep-20                        81                 0                0                 0                0
25-Sep-21                        77                 0                0                 0                0
25-Sep-22                        72                 0                0                 0                0
25-Sep-23                        67                 0                0                 0                0
25-Sep-24                        62                 0                0                 0                0
25-Sep-25                        56                 0                0                 0                0
25-Sep-26                        50                 0                0                 0                0
25-Sep-27                        44                 0                0                 0                0
25-Sep-28                        37                 0                0                 0                0
25-Sep-29                        30                 0                0                 0                0
25-Sep-30                        22                 0                0                 0                0
25-Sep-31                        14                 0                0                 0                0
25-Sep-32                         5                 0                0                 0                0
25-Sep-33                         0                 0                0                 0                0

WAL                           20.31              5.09             2.42              1.62             1.22
Principal Window        Sep15-May33       Oct05-Feb19      Oct05-May11       Oct05-May09      Oct05-May08

LIBOR_1MO                       3.6               3.6              3.6               3.6              3.6
Prepay                        0 PPC            50 PPC          100 PPC           150 PPC          200 PPC


This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                         CWALT05-54CBG1BBG - Dec - 1S7


Date                              1                 2                3                 4                5
30-Sep-05                       100               100              100               100              100
25-Sep-06                       100                89               78                67               56
25-Sep-07                       100                76               54                34               16
25-Sep-08                       100                64               34                10                0
25-Sep-09                       100                53               18                 0                0
25-Sep-10                       100                43                6                 0                0
25-Sep-11                       100                35                0                 0                0
25-Sep-12                       100                28                0                 0                0
25-Sep-13                       100                22                0                 0                0
25-Sep-14                       100                17                0                 0                0
25-Sep-15                       100                13                0                 0                0
25-Sep-16                        96                 9                0                 0                0
25-Sep-17                        93                 5                0                 0                0
25-Sep-18                        89                 1                0                 0                0
25-Sep-19                        85                 0                0                 0                0
25-Sep-20                        81                 0                0                 0                0
25-Sep-21                        77                 0                0                 0                0
25-Sep-22                        72                 0                0                 0                0
25-Sep-23                        67                 0                0                 0                0
25-Sep-24                        62                 0                0                 0                0
25-Sep-25                        56                 0                0                 0                0
25-Sep-26                        50                 0                0                 0                0
25-Sep-27                        44                 0                0                 0                0
25-Sep-28                        37                 0                0                 0                0
25-Sep-29                        30                 0                0                 0                0
25-Sep-30                        22                 0                0                 0                0
25-Sep-31                        14                 0                0                 0                0
25-Sep-32                         5                 0                0                 0                0
25-Sep-33                         0                 0                0                 0                0

WAL                           20.31              5.09             2.42              1.62             1.22
Principal Window        Sep15-May33       Oct05-Feb19      Oct05-May11       Oct05-May09      Oct05-May08

LIBOR_1MO                       3.6               3.6              3.6               3.6              3.6
Prepay                        0 PPC            50 PPC          100 PPC           150 PPC          200 PPC


This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                         CWALT05-54CBG1BBG - Dec - 1S8


Date                              1                 2                3                 4                5
30-Sep-05                       100               100              100               100              100
25-Sep-06                       100                89               78                67               56
25-Sep-07                       100                76               54                34               16
25-Sep-08                       100                64               34                10                0
25-Sep-09                       100                53               18                 0                0
25-Sep-10                       100                43                6                 0                0
25-Sep-11                       100                35                0                 0                0
25-Sep-12                       100                28                0                 0                0
25-Sep-13                       100                22                0                 0                0
25-Sep-14                       100                17                0                 0                0
25-Sep-15                       100                13                0                 0                0
25-Sep-16                        96                 9                0                 0                0
25-Sep-17                        93                 5                0                 0                0
25-Sep-18                        89                 1                0                 0                0
25-Sep-19                        85                 0                0                 0                0
25-Sep-20                        81                 0                0                 0                0
25-Sep-21                        77                 0                0                 0                0
25-Sep-22                        72                 0                0                 0                0
25-Sep-23                        67                 0                0                 0                0
25-Sep-24                        62                 0                0                 0                0
25-Sep-25                        56                 0                0                 0                0
25-Sep-26                        50                 0                0                 0                0
25-Sep-27                        44                 0                0                 0                0
25-Sep-28                        37                 0                0                 0                0
25-Sep-29                        30                 0                0                 0                0
25-Sep-30                        22                 0                0                 0                0
25-Sep-31                        14                 0                0                 0                0
25-Sep-32                         5                 0                0                 0                0
25-Sep-33                         0                 0                0                 0                0

WAL                           20.31              5.09             2.42              1.62             1.22
Principal Window        Sep15-May33       Oct05-Feb19      Oct05-May11       Oct05-May09      Oct05-May08

LIBOR_1MO                       3.6               3.6              3.6               3.6              3.6
Prepay                        0 PPC            50 PPC          100 PPC           150 PPC          200 PPC


This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                         CWALT05-54CBG1BBG - Dec - 1S9


Date                              1                 2                3                 4                5
30-Sep-05                       100               100              100               100              100
25-Sep-06                       100                89               78                67               56
25-Sep-07                       100                76               54                34               16
25-Sep-08                       100                64               34                10                0
25-Sep-09                       100                53               18                 0                0
25-Sep-10                       100                43                6                 0                0
25-Sep-11                       100                35                0                 0                0
25-Sep-12                       100                28                0                 0                0
25-Sep-13                       100                22                0                 0                0
25-Sep-14                       100                17                0                 0                0
25-Sep-15                       100                13                0                 0                0
25-Sep-16                        96                 9                0                 0                0
25-Sep-17                        93                 5                0                 0                0
25-Sep-18                        89                 1                0                 0                0
25-Sep-19                        85                 0                0                 0                0
25-Sep-20                        81                 0                0                 0                0
25-Sep-21                        77                 0                0                 0                0
25-Sep-22                        72                 0                0                 0                0
25-Sep-23                        67                 0                0                 0                0
25-Sep-24                        62                 0                0                 0                0
25-Sep-25                        56                 0                0                 0                0
25-Sep-26                        50                 0                0                 0                0
25-Sep-27                        44                 0                0                 0                0
25-Sep-28                        37                 0                0                 0                0
25-Sep-29                        30                 0                0                 0                0
25-Sep-30                        22                 0                0                 0                0
25-Sep-31                        14                 0                0                 0                0
25-Sep-32                         5                 0                0                 0                0
25-Sep-33                         0                 0                0                 0                0

WAL                           20.31              5.09             2.42              1.62             1.22
Principal Window        Sep15-May33       Oct05-Feb19      Oct05-May11       Oct05-May09      Oct05-May08

LIBOR_1MO                       3.6               3.6              3.6               3.6              3.6
Prepay                        0 PPC            50 PPC          100 PPC           150 PPC          200 PPC


This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                         CWALT05-54CBG1BBG - Dec - 1S10


Date                              1                 2                3                 4                5
30-Sep-05                       100               100              100               100              100
25-Sep-06                       100                89               78                67               56
25-Sep-07                       100                76               54                34               16
25-Sep-08                       100                64               34                10                0
25-Sep-09                       100                53               18                 0                0
25-Sep-10                       100                43                6                 0                0
25-Sep-11                       100                35                0                 0                0
25-Sep-12                       100                28                0                 0                0
25-Sep-13                       100                22                0                 0                0
25-Sep-14                       100                17                0                 0                0
25-Sep-15                       100                13                0                 0                0
25-Sep-16                        96                 9                0                 0                0
25-Sep-17                        93                 5                0                 0                0
25-Sep-18                        89                 1                0                 0                0
25-Sep-19                        85                 0                0                 0                0
25-Sep-20                        81                 0                0                 0                0
25-Sep-21                        77                 0                0                 0                0
25-Sep-22                        72                 0                0                 0                0
25-Sep-23                        67                 0                0                 0                0
25-Sep-24                        62                 0                0                 0                0
25-Sep-25                        56                 0                0                 0                0
25-Sep-26                        50                 0                0                 0                0
25-Sep-27                        44                 0                0                 0                0
25-Sep-28                        37                 0                0                 0                0
25-Sep-29                        30                 0                0                 0                0
25-Sep-30                        22                 0                0                 0                0
25-Sep-31                        14                 0                0                 0                0
25-Sep-32                         5                 0                0                 0                0
25-Sep-33                         0                 0                0                 0                0

WAL                           20.31              5.09             2.42              1.62             1.22
Principal Window        Sep15-May33       Oct05-Feb19      Oct05-May11       Oct05-May09      Oct05-May08

LIBOR_1MO                       3.6               3.6              3.6               3.6              3.6
Prepay                        0 PPC            50 PPC          100 PPC           150 PPC          200 PPC


This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                         CWALT05-54CBG1BBG - Dec - 1L2


Date                              1                 2                3                  4               5
30-Sep-05                       100               100              100                100             100
25-Sep-06                       100               100              100                100             100
25-Sep-07                       100               100              100                100             100
25-Sep-08                       100               100              100                100              64
25-Sep-09                       100               100              100                 73               *
25-Sep-10                       100               100              100                 23               0
25-Sep-11                       100               100               88                  0               0
25-Sep-12                       100               100               60                  0               0
25-Sep-13                       100               100               42                  0               0
25-Sep-14                       100               100               31                  0               0
25-Sep-15                       100               100               25                  0               0
25-Sep-16                       100               100               19                  0               0
25-Sep-17                       100               100               15                  0               0
25-Sep-18                       100               100               12                  0               0
25-Sep-19                       100                92                9                  0               0
25-Sep-20                       100                80                7                  0               0
25-Sep-21                       100                69                5                  0               0
25-Sep-22                       100                59                4                  0               0
25-Sep-23                       100                50                3                  0               0
25-Sep-24                       100                42                2                  0               0
25-Sep-25                       100                36                2                  0               0
25-Sep-26                       100                30                1                  0               0
25-Sep-27                       100                24                1                  0               0
25-Sep-28                       100                20                1                  0               0
25-Sep-29                       100                16                *                  0               0
25-Sep-30                       100                12                *                  0               0
25-Sep-31                       100                 9                *                  0               0
25-Sep-32                       100                 6                *                  0               0
25-Sep-33                        84                 4                *                  0               0
25-Sep-34                        41                 2                *                  0               0
25-Sep-35                         0                 0                0                  0               0

WAL                           28.81             19.01             8.82               4.53            3.25
Principal Window        May33-Aug35       Feb19-Aug35      May11-Aug35        May09-Aug11     May08-Oct09

LIBOR_1MO                       3.6               3.6              3.6                3.6             3.6
Prepay                        0 PPC            50 PPC          100 PPC            150 PPC         200 PPC


This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                         CWALT05-54CBG1BBG - Dec - 1S11


Date                              1                 2                3                  4               5
30-Sep-05                       100               100              100                100             100
25-Sep-06                        99                89               79                 69              58
25-Sep-07                        98                76               55                 37              20
25-Sep-08                        97                64               36                 14               0
25-Sep-09                        96                53               20                  0               0
25-Sep-10                        95                43                8                  0               0
25-Sep-11                        94                34                0                  0               0
25-Sep-12                        93                26                0                  0               0
25-Sep-13                        92                20                0                  0               0
25-Sep-14                        91                14                0                  0               0
25-Sep-15                        89                 9                0                  0               0
25-Sep-16                        85                 3                0                  0               0
25-Sep-17                        80                 0                0                  0               0
25-Sep-18                        75                 0                0                  0               0
25-Sep-19                        70                 0                0                  0               0
25-Sep-20                        64                 0                0                  0               0
25-Sep-21                        58                 0                0                  0               0
25-Sep-22                        52                 0                0                  0               0
25-Sep-23                        45                 0                0                  0               0
25-Sep-24                        38                 0                0                  0               0
25-Sep-25                        30                 0                0                  0               0
25-Sep-26                        22                 0                0                  0               0
25-Sep-27                        14                 0                0                  0               0
25-Sep-28                         5                 0                0                  0               0
25-Sep-29                         0                 0                0                  0               0

WAL                           16.35              4.81              2.5               1.71            1.29
Principal Window        Oct05-Mar29       Oct05-May17      Oct05-Jul11        Oct05-Jul09     Oct05-Jul08

LIBOR_1MO                       3.6               3.6              3.6                3.6             3.6
Prepay                        0 PPC            50 PPC          100 PPC            150 PPC         200 PPC


This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                         CWALT05-54CBG1BBG - Dec - 1S12


Date                              1                 2                3                  4               5
30-Sep-05                       100               100              100                100             100
25-Sep-06                        99                89               79                 69              58
25-Sep-07                        98                76               55                 37              20
25-Sep-08                        97                64               36                 14               0
25-Sep-09                        96                53               20                  0               0
25-Sep-10                        95                43                8                  0               0
25-Sep-11                        94                34                0                  0               0
25-Sep-12                        93                26                0                  0               0
25-Sep-13                        92                20                0                  0               0
25-Sep-14                        91                14                0                  0               0
25-Sep-15                        89                 9                0                  0               0
25-Sep-16                        85                 3                0                  0               0
25-Sep-17                        80                 0                0                  0               0
25-Sep-18                        75                 0                0                  0               0
25-Sep-19                        70                 0                0                  0               0
25-Sep-20                        64                 0                0                  0               0
25-Sep-21                        58                 0                0                  0               0
25-Sep-22                        52                 0                0                  0               0
25-Sep-23                        45                 0                0                  0               0
25-Sep-24                        38                 0                0                  0               0
25-Sep-25                        30                 0                0                  0               0
25-Sep-26                        22                 0                0                  0               0
25-Sep-27                        14                 0                0                  0               0
25-Sep-28                         5                 0                0                  0               0
25-Sep-29                         0                 0                0                  0               0

WAL                           16.35              4.81              2.5               1.71            1.29
Principal Window        Oct05-Mar29       Oct05-May17      Oct05-Jul11        Oct05-Jul09     Oct05-Jul08

LIBOR_1MO                       3.6               3.6              3.6                3.6             3.6
Prepay                        0 PPC            50 PPC          100 PPC            150 PPC         200 PPC


This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                         CWALT05-54CBG1BBG - Dec - 1S13


Date                              1                 2                3                  4               5
30-Sep-05                       100               100              100                100             100
25-Sep-06                        99                89               79                 69              58
25-Sep-07                        98                76               55                 37              20
25-Sep-08                        97                64               36                 14               0
25-Sep-09                        96                53               20                  0               0
25-Sep-10                        95                43                8                  0               0
25-Sep-11                        94                34                0                  0               0
25-Sep-12                        93                26                0                  0               0
25-Sep-13                        92                20                0                  0               0
25-Sep-14                        91                14                0                  0               0
25-Sep-15                        89                 9                0                  0               0
25-Sep-16                        85                 3                0                  0               0
25-Sep-17                        80                 0                0                  0               0
25-Sep-18                        75                 0                0                  0               0
25-Sep-19                        70                 0                0                  0               0
25-Sep-20                        64                 0                0                  0               0
25-Sep-21                        58                 0                0                  0               0
25-Sep-22                        52                 0                0                  0               0
25-Sep-23                        45                 0                0                  0               0
25-Sep-24                        38                 0                0                  0               0
25-Sep-25                        30                 0                0                  0               0
25-Sep-26                        22                 0                0                  0               0
25-Sep-27                        14                 0                0                  0               0
25-Sep-28                         5                 0                0                  0               0
25-Sep-29                         0                 0                0                  0               0

WAL                           16.35              4.81              2.5               1.71            1.29
Principal Window        Oct05-Mar29       Oct05-May17      Oct05-Jul11        Oct05-Jul09     Oct05-Jul08

LIBOR_1MO                       3.6               3.6              3.6                3.6             3.6
Prepay                        0 PPC            50 PPC          100 PPC            150 PPC         200 PPC


This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                         CWALT05-54CBG1BBG - Dec - 1S14


Date                              1                 2                3                  4               5
30-Sep-05                       100               100              100                100             100
25-Sep-06                        99                89               79                 69              58
25-Sep-07                        98                76               55                 37              20
25-Sep-08                        97                64               36                 14               0
25-Sep-09                        96                53               20                  0               0
25-Sep-10                        95                43                8                  0               0
25-Sep-11                        94                34                0                  0               0
25-Sep-12                        93                26                0                  0               0
25-Sep-13                        92                20                0                  0               0
25-Sep-14                        91                14                0                  0               0
25-Sep-15                        89                 9                0                  0               0
25-Sep-16                        85                 3                0                  0               0
25-Sep-17                        80                 0                0                  0               0
25-Sep-18                        75                 0                0                  0               0
25-Sep-19                        70                 0                0                  0               0
25-Sep-20                        64                 0                0                  0               0
25-Sep-21                        58                 0                0                  0               0
25-Sep-22                        52                 0                0                  0               0
25-Sep-23                        45                 0                0                  0               0
25-Sep-24                        38                 0                0                  0               0
25-Sep-25                        30                 0                0                  0               0
25-Sep-26                        22                 0                0                  0               0
25-Sep-27                        14                 0                0                  0               0
25-Sep-28                         5                 0                0                  0               0
25-Sep-29                         0                 0                0                  0               0

WAL                           16.35              4.81              2.5               1.71            1.29
Principal Window        Oct05-Mar29       Oct05-May17      Oct05-Jul11        Oct05-Jul09     Oct05-Jul08

LIBOR_1MO                       3.6               3.6              3.6                3.6             3.6
Prepay                        0 PPC            50 PPC          100 PPC            150 PPC         200 PPC


This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                         CWALT05-54CBG1BBG - Dec - 1S15


Date                              1                 2                3                  4               5
30-Sep-05                       100               100              100                100             100
25-Sep-06                        99                89               79                 69              58
25-Sep-07                        98                76               55                 37              20
25-Sep-08                        97                64               36                 14               0
25-Sep-09                        96                53               20                  0               0
25-Sep-10                        95                43                8                  0               0
25-Sep-11                        94                34                0                  0               0
25-Sep-12                        93                26                0                  0               0
25-Sep-13                        92                20                0                  0               0
25-Sep-14                        91                14                0                  0               0
25-Sep-15                        89                 9                0                  0               0
25-Sep-16                        85                 3                0                  0               0
25-Sep-17                        80                 0                0                  0               0
25-Sep-18                        75                 0                0                  0               0
25-Sep-19                        70                 0                0                  0               0
25-Sep-20                        64                 0                0                  0               0
25-Sep-21                        58                 0                0                  0               0
25-Sep-22                        52                 0                0                  0               0
25-Sep-23                        45                 0                0                  0               0
25-Sep-24                        38                 0                0                  0               0
25-Sep-25                        30                 0                0                  0               0
25-Sep-26                        22                 0                0                  0               0
25-Sep-27                        14                 0                0                  0               0
25-Sep-28                         5                 0                0                  0               0
25-Sep-29                         0                 0                0                  0               0

WAL                           16.35              4.81              2.5               1.71            1.29
Principal Window        Oct05-Mar29       Oct05-May17      Oct05-Jul11        Oct05-Jul09     Oct05-Jul08

LIBOR_1MO                       3.6               3.6              3.6                3.6             3.6
Prepay                        0 PPC            50 PPC          100 PPC            150 PPC         200 PPC


This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                         CWALT05-54CBG1BBG - Dec - 1Z1


Date                              1                 2                3                  4               5
30-Sep-05                       100               100              100                100             100
25-Sep-06                       106               106              106                106             106
25-Sep-07                       112               112              112                112             112
25-Sep-08                       118               118              118                118              94
25-Sep-09                       125               125              125                108               *
25-Sep-10                       132               132              132                 33               0
25-Sep-11                       139               139              129                  0               0
25-Sep-12                       147               147               88                  0               0
25-Sep-13                       155               155               61                  0               0
25-Sep-14                       164               164               45                  0               0
25-Sep-15                       173               173               36                  0               0
25-Sep-16                       183               183               28                  0               0
25-Sep-17                       193               179               22                  0               0
25-Sep-18                       204               156               17                  0               0
25-Sep-19                       216               135               13                  0               0
25-Sep-20                       228               117               10                  0               0
25-Sep-21                       241               101                8                  0               0
25-Sep-22                       254                86                6                  0               0
25-Sep-23                       269                74                4                  0               0
25-Sep-24                       284                62                3                  0               0
25-Sep-25                       300                52                2                  0               0
25-Sep-26                       317                43                2                  0               0
25-Sep-27                       334                36                1                  0               0
25-Sep-28                       353                29                1                  0               0
25-Sep-29                       339                23                1                  0               0
25-Sep-30                       290                18                *                  0               0
25-Sep-31                       237                13                *                  0               0
25-Sep-32                       182                 9                *                  0               0
25-Sep-33                       123                 5                *                  0               0
25-Sep-34                        61                 2                *                  0               0
25-Sep-35                         0                 0                0                  0               0

WAL                           26.94             17.57             9.02               4.68            3.38
Principal Window        Apr29-Aug35       May17-Aug35      Aug11-Aug35        Aug09-Aug11     Jul08-Oct09

LIBOR_1MO                       3.6               3.6              3.6                3.6             3.6
Prepay                        0 PPC            50 PPC          100 PPC            150 PPC         200 PPC


This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                         CWALT05-54CBG1BBG - Dec - 1N1


Date                              1                 2                3                 4                5
30-Sep-05                       100               100              100               100              100
25-Sep-06                       100               100              100               100              100
25-Sep-07                       100               100              100               100              100
25-Sep-08                       100               100              100               100              100
25-Sep-09                       100               100              100               100              100
25-Sep-10                       100               100              100               100               40
25-Sep-11                       100                97               94                85               11
25-Sep-12                       100                93               86                52                0
25-Sep-13                       100                87               75                32                0
25-Sep-14                       100                80               63                21                0
25-Sep-15                       100                72               50                15                0
25-Sep-16                        97                63               39                10                0
25-Sep-17                        94                55               30                 7                0
25-Sep-18                        91                48               23                 5                0
25-Sep-19                        88                42               18                 3                0
25-Sep-20                        85                36               14                 2                0
25-Sep-21                        81                31               11                 1                0
25-Sep-22                        77                27                8                 1                0
25-Sep-23                        73                23                6                 1                0
25-Sep-24                        69                19                5                 *                0
25-Sep-25                        64                16                3                 *                0
25-Sep-26                        59                13                3                 *                0
25-Sep-27                        54                11                2                 *                0
25-Sep-28                        48                 9                1                 *                0
25-Sep-29                        43                 7                1                 *                0
25-Sep-30                        36                 5                1                 *                0
25-Sep-31                        30                 4                *                 *                0
25-Sep-32                        23                 3                *                 *                0
25-Sep-33                        15                 2                *                 *                0
25-Sep-34                         8                 1                *                 *                0
25-Sep-35                         0                 0                0                 0                0

WAL                           21.88             13.95            10.84              7.87             4.99
Principal Window        Sep15-Aug35       Oct10-Aug35      Oct10-Aug35       Oct10-Aug35      Oct09-Jun12

LIBOR_1MO                       3.6               3.6              3.6               3.6              3.6
Prepay                        0 PPC            50 PPC          100 PPC           150 PPC          200 PPC


This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                         CWALT05-54CBG1BBG - Dec - 1B1


Date                              1                 2                3                 4                5
30-Sep-05                       100               100              100               100              100
25-Sep-06                       100               100              100               100              100
25-Sep-07                       100               100              100               100              100
25-Sep-08                       100               100              100               100              100
25-Sep-09                       100               100              100               100              100
25-Sep-10                       100               100              100               100              100
25-Sep-11                       100                97               94                90               86
25-Sep-12                       100                93               86                78               65
25-Sep-13                       100                87               75                63               39
25-Sep-14                       100                80               63                47               23
25-Sep-15                       100                72               50                33               14
25-Sep-16                        97                63               39                23                8
25-Sep-17                        94                55               30                15                5
25-Sep-18                        91                48               23                10                3
25-Sep-19                        88                42               18                 7                2
25-Sep-20                        85                36               14                 5                1
25-Sep-21                        81                31               11                 3                1
25-Sep-22                        77                27                8                 2                *
25-Sep-23                        73                23                6                 1                *
25-Sep-24                        69                19                5                 1                *
25-Sep-25                        64                16                3                 1                *
25-Sep-26                        59                13                3                 *                *
25-Sep-27                        54                11                2                 *                *
25-Sep-28                        48                 9                1                 *                *
25-Sep-29                        43                 7                1                 *                *
25-Sep-30                        36                 5                1                 *                *
25-Sep-31                        30                 4                *                 *                *
25-Sep-32                        23                 3                *                 *                *
25-Sep-33                        15                 2                *                 *                *
25-Sep-34                         8                 1                *                 *                *
25-Sep-35                         0                 0                0                 0                0

WAL                           21.88             13.95            10.84              9.32             7.98
Principal Window        Sep15-Aug35       Oct10-Aug35      Oct10-Aug35       Oct10-Aug35      Oct10-Aug35

LIBOR_1MO                       3.6               3.6              3.6               3.6              3.6
Prepay                        0 PPC            50 PPC          100 PPC           150 PPC          200 PPC


This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                        CWALT05-54CBG1BBG - Dec - COLLAT


Date                              1                 2                3                 4                5
30-Sep-05                       100               100              100               100              100
25-Sep-06                       100                92               85                77               70
25-Sep-07                       100                83               68                54               42
25-Sep-08                       100                75               54                38               25
25-Sep-09                       100                67               43                27               15
25-Sep-10                       100                61               35                19                9
25-Sep-11                       100                55               28                13                5
25-Sep-12                       100                49               22                 9                3
25-Sep-13                       100                44               18                 6                2
25-Sep-14                       100                40               14                 4                1
25-Sep-15                       100                36               11                 3                1
25-Sep-16                        97                31                9                 2                *
25-Sep-17                        94                27                7                 1                *
25-Sep-18                        91                24                5                 1                *
25-Sep-19                        88                21                4                 1                *
25-Sep-20                        85                18                3                 *                *
25-Sep-21                        81                15                2                 *                *
25-Sep-22                        77                13                2                 *                *
25-Sep-23                        73                11                1                 *                *
25-Sep-24                        69                10                1                 *                *
25-Sep-25                        64                 8                1                 *                *
25-Sep-26                        59                 7                1                 *                *
25-Sep-27                        54                 5                *                 *                *
25-Sep-28                        48                 4                *                 *                *
25-Sep-29                        43                 3                *                 *                *
25-Sep-30                        36                 3                *                 *                *
25-Sep-31                        30                 2                *                 *                *
25-Sep-32                        23                 1                *                 *                *
25-Sep-33                        15                 1                *                 *                *
25-Sep-34                         8                 *                *                 *                *
25-Sep-35                         0                 0                0                 0                0

WAL                           21.88               8.6             4.69              3.09             2.25
Principal Window        Sep15-Aug35       Oct05-Aug35      Oct05-Aug35       Oct05-Aug35      Oct05-Aug35

LIBOR_1MO                       3.6               3.6              3.6               3.6              3.6
Prepay                        0 PPC            50 PPC          100 PPC           150 PPC          200 PPC


This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

--------------------------------------------------
$          VERSION: 3.01 (BLOOMBERG CMO BOND FILE)
--------------------------------------------------
$          DEAL: CWALT05-54CBG2BBG
$       PRICING: 100 PPC
$    SETTLEMENT: 20050930
------------------------------------------
------------------------------------------
$                 BLOCK: 1
!{         TRANCHE NAME: 2PT1 }
$       ORIGINAL_AMOUNT: 400000000.00
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 5.5
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 2
!{         TRANCHE NAME: 2B1 }
$       ORIGINAL_AMOUNT: 21053000.00
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 5.5
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
--------------------------------------------------
--------------------------------------------------
$               TRANCHE: 1
$                  NAME: 2PT1
$                 CSORT: 1
$                  TYPE:
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 1 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 2
$                  NAME: 2B1
$                 CSORT: 2
$                  TYPE: SUB
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 2 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
--------------------------------------------------
$     END_TRANCHES:
--------------------------------------------------
--------------------------------------------------
     END OF BOND FILE
***************************************************
$         VERSION: 3.03 (BLOOMBERG CMO COLLATERAL FILE)
---------------------------------------------------
$    AGENCY_LIST:     Type   Factor Date    P/Y Delay     BV Delay
                    WHOLE 20050901 55 54
---------------------------------------------------
$     ASSUMED_POOLS:
--------------------------------------------------------------------------------
!G Loan Number  Loan Type    NET--CPN CURR--BALANCE ORIG--BALANCE  PY--WAC
FIXED----PAYMENT BLN AGE
--------------------------------------------------------------------------------
  L         1 WHOLE    LPM  5.500000000  421053000.00  421053000.00  5.950000000
WAM=359 359 1 (IO=119)

CREDIT | FIRST
SUISSE | BOSTON



                                 CWALT 05-54 CB

Group 2

Pay rules

1.  Pay 2PT1 until retired




Notes

Pxing Speed = 100 PPC (8 TO 20 CPR OVER 12 MONTHS, 20 CPR THERAFTER)




Settlement = 9/30/05


-----------------------------------------------------------------------------------------------------
                                         Deal Summary Report

-----------------------------------------------------------------------------------------------------
                                                                Assumptions
-----------------------------------------------------------------------------------------------------
Settlement                 30-Sep-05 Prepay                       100 PPC
1st Pay Date               25-Oct-05 Default                        0 CDR
                                     Recovery                 0    months
                                     Severity                          0%
-----------------------------------------------------------------------------------------------------

      Tranche           Balance        Coupon      Principal       Avg      Dur    Yield    Spread
       Name                                         Window        Life                        bp
-----------------------------------------------------------------------------------------------------
2PT1                  400,000,000.00        5.5   10/05 - 08/35      4.36   3.491    5.512      145
2B1                    21,053,000.00        5.5   10/10 - 08/35     10.84   7.746     5.54      131


-----------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                             CWALT05-54CBG2BBG

----------------------------------------------------------------------------------------------------------
                                                               Collateral
----------------------------------------------------------------------------------------------------------
Settlement                                Balance     WAC         WAM       Age         WAL        Dur
1st Pay Date                   $421,053,000.00            5.95       359          1         4.69    3.729


----------------------------------------------------------------------------------------------------------

      Tranche          Bench         Price           $@1bp      Accrued    NetNet      Dated      Notes
       Name                            %                        Int(M)      (MM)        Date
----------------------------------------------------------------------------------------------------------
2PT1                   Interp            99-26.00    139989.71   1772.22    401.022   1-Sep-05     FIX
2B1                    Interp            99-26.00        16350     93.28     21.107   1-Sep-05     FIX


----------------------------------------------------------------------------------------------------------



Treasury                                  Swaps
Mat   6MO   2YR   3YR   5YR  10YR  30YR     6MO   2YR   3YR   5YR  10YR  30YR
Yld 3.795 4.013 4.040 4.074 4.211 4.426   4.050 4.392 4.444 4.510 4.658 4.890
--------------------------------------------------------------------------------


                         CWALT05-54CBG2BBG - Dec - 2PT1


Date                         1                    2                    3                     4                    5
30-Sep-05                  100                  100                  100                   100                  100
25-Sep-06                  100                   92                   84                    76                   68
25-Sep-07                  100                   82                   66                    52                   39
25-Sep-08                  100                   74                   52                    35                   21
25-Sep-09                  100                   66                   41                    23                   11
25-Sep-10                  100                   59                   31                    14                    4
25-Sep-11                  100                   52                   24                     9                    1
25-Sep-12                  100                   47                   19                     5                    0
25-Sep-13                  100                   42                   15                     3                    0
25-Sep-14                  100                   38                   12                     2                    0
25-Sep-15                  100                   34                    9                     2                    0
25-Sep-16                   97                   30                    7                     1                    0
25-Sep-17                   94                   26                    6                     1                    0
25-Sep-18                   91                   23                    4                     *                    0
25-Sep-19                   88                   20                    3                     *                    0
25-Sep-20                   85                   17                    3                     *                    0
25-Sep-21                   81                   15                    2                     *                    0
25-Sep-22                   77                   12                    2                     *                    0
25-Sep-23                   73                   11                    1                     *                    0
25-Sep-24                   69                    9                    1                     *                    0
25-Sep-25                   64                    8                    1                     *                    0
25-Sep-26                   59                    6                    *                     *                    0
25-Sep-27                   54                    5                    *                     *                    0
25-Sep-28                   48                    4                    *                     *                    0
25-Sep-29                   43                    3                    *                     *                    0
25-Sep-30                   36                    3                    *                     *                    0
25-Sep-31                   30                    2                    *                     *                    0
25-Sep-32                   23                    1                    *                     *                    0
25-Sep-33                   15                    1                    *                     *                    0
25-Sep-34                    8                    *                    *                     *                    0
25-Sep-35                    0                    0                    0                     0                    0

WAL                      21.88                 8.32                 4.36                  2.76                 1.95
Principal Window   Sep15-Aug35          Oct05-Aug35          Oct05-Aug35           Oct05-Aug35          Oct05-Jun12

LIBOR_1MO                  3.6                  3.6                  3.6                   3.6                  3.6
Prepay                   0 PPC               50 PPC              100 PPC               150 PPC              200 PPC



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                         CWALT05-54CBG2BBG - Dec - 2B1


Date                        1                    2                    3                     4                    5
30-Sep-05                  100                  100                  100                   100                  100
25-Sep-06                  100                  100                  100                   100                  100
25-Sep-07                  100                  100                  100                   100                  100
25-Sep-08                  100                  100                  100                   100                  100
25-Sep-09                  100                  100                  100                   100                  100
25-Sep-10                  100                  100                  100                   100                  100
25-Sep-11                  100                   97                   94                    90                   86
25-Sep-12                  100                   93                   86                    78                   65
25-Sep-13                  100                   87                   75                    63                   39
25-Sep-14                  100                   80                   63                    47                   23
25-Sep-15                  100                   72                   50                    33                   14
25-Sep-16                   97                   63                   39                    23                    8
25-Sep-17                   94                   55                   30                    15                    5
25-Sep-18                   91                   48                   23                    10                    3
25-Sep-19                   88                   42                   18                     7                    2
25-Sep-20                   85                   36                   14                     5                    1
25-Sep-21                   81                   31                   11                     3                    1
25-Sep-22                   77                   27                    8                     2                    *
25-Sep-23                   73                   23                    6                     1                    *
25-Sep-24                   69                   19                    5                     1                    *
25-Sep-25                   64                   16                    3                     1                    *
25-Sep-26                   59                   13                    3                     *                    *
25-Sep-27                   54                   11                    2                     *                    *
25-Sep-28                   48                    9                    1                     *                    *
25-Sep-29                   43                    7                    1                     *                    *
25-Sep-30                   36                    5                    1                     *                    *
25-Sep-31                   30                    4                    *                     *                    *
25-Sep-32                   23                    3                    *                     *                    *
25-Sep-33                   15                    2                    *                     *                    *
25-Sep-34                    8                    1                    *                     *                    *
25-Sep-35                    0                    0                    0                     0                    0

WAL                      21.88                13.95                10.84                  9.32                 7.98
Principal Window   Sep15-Aug35          Oct10-Aug35          Oct10-Aug35           Oct10-Aug35          Oct10-Aug35

LIBOR_1MO                  3.6                  3.6                  3.6                   3.6                  3.6
Prepay                   0 PPC               50 PPC              100 PPC               150 PPC              200 PPC



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                        CWALT05-54CBG2BBG - Dec - COLLAT


Date                        1                    2                    3                     4                    5
30-Sep-05                  100                  100                  100                   100                  100
25-Sep-06                  100                   92                   85                    77                   70
25-Sep-07                  100                   83                   68                    54                   42
25-Sep-08                  100                   75                   54                    38                   25
25-Sep-09                  100                   67                   43                    27                   15
25-Sep-10                  100                   61                   35                    19                    9
25-Sep-11                  100                   55                   28                    13                    5
25-Sep-12                  100                   49                   22                     9                    3
25-Sep-13                  100                   44                   18                     6                    2
25-Sep-14                  100                   40                   14                     4                    1
25-Sep-15                  100                   36                   11                     3                    1
25-Sep-16                   97                   31                    9                     2                    *
25-Sep-17                   94                   27                    7                     1                    *
25-Sep-18                   91                   24                    5                     1                    *
25-Sep-19                   88                   21                    4                     1                    *
25-Sep-20                   85                   18                    3                     *                    *
25-Sep-21                   81                   15                    2                     *                    *
25-Sep-22                   77                   13                    2                     *                    *
25-Sep-23                   73                   11                    1                     *                    *
25-Sep-24                   69                   10                    1                     *                    *
25-Sep-25                   64                    8                    1                     *                    *
25-Sep-26                   59                    7                    1                     *                    *
25-Sep-27                   54                    5                    *                     *                    *
25-Sep-28                   48                    4                    *                     *                    *
25-Sep-29                   43                    3                    *                     *                    *
25-Sep-30                   36                    3                    *                     *                    *
25-Sep-31                   30                    2                    *                     *                    *
25-Sep-32                   23                    1                    *                     *                    *
25-Sep-33                   15                    1                    *                     *                    *
25-Sep-34                    8                    *                    *                     *                    *
25-Sep-35                    0                    0                    0                     0                    0

WAL                      21.88                  8.6                 4.69                  3.09                 2.25
Principal Window   Sep15-Aug35          Oct05-Aug35          Oct05-Aug35           Oct05-Aug35          Oct05-Aug35

LIBOR_1MO                               3.6                  3.6                  3.6                   3.6                  3.6
Prepay                  0 PPC                50 PPC               100 PPC              150 PPC               200 PPC



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

--------------------------------------------------
$          VERSION: 3.01 (BLOOMBERG CMO BOND FILE)
--------------------------------------------------
$          DEAL: CWALT05-54CBG3BBG
$       PRICING: 100 PPC
$    SETTLEMENT: 20050930
------------------------------------------
------------------------------------------
$                 BLOCK: 1
!{         TRANCHE NAME: A4 }
$       ORIGINAL_AMOUNT: 42105000.00
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 5.5
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 2
!{         TRANCHE NAME: 3P1 }
$       ORIGINAL_AMOUNT: 14089583.53
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 5.5
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 3
!{         TRANCHE NAME: 3P2 }
$       ORIGINAL_AMOUNT: 14089583.53
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 5.25
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 4
!{         TRANCHE NAME: 3P3 }
$       ORIGINAL_AMOUNT: 14089583.94
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 5
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 5
!{         TRANCHE NAME: 3P4 }
$       ORIGINAL_AMOUNT: 10916111.11
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 6
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 6
!{         TRANCHE NAME: 3P5 }
$       ORIGINAL_AMOUNT: 10916111.11
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 5.75
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 7
!{         TRANCHE NAME: 3P6 }
$       ORIGINAL_AMOUNT: 10916111.11
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 5.5
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 8
!{         TRANCHE NAME: 3P7 }
$       ORIGINAL_AMOUNT: 10916111.11
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 5.25
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 9
!{         TRANCHE NAME: 3P8 }
$       ORIGINAL_AMOUNT: 10916111.11
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 5
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 10
!{         TRANCHE NAME: 3P9 }
$       ORIGINAL_AMOUNT: 10916111.11
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 4.75
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 11
!{         TRANCHE NAME: 3P10 }
$       ORIGINAL_AMOUNT: 10916111.11
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 4.5
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 12
!{         TRANCHE NAME: 3P11 }
$       ORIGINAL_AMOUNT: 10916111.11
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 4.25
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 13
!{         TRANCHE NAME: 3P12 }
$       ORIGINAL_AMOUNT: 10916111.12
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 4
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 14
!{         TRANCHE NAME: 3P13 }
$       ORIGINAL_AMOUNT: 28561254.00
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 5.5
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 15
!{         TRANCHE NAME: A1 }
$       ORIGINAL_AMOUNT: 165819995.00
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 4.29 Floater Bond
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 0
$            DATED_DATE: 20050925
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
Additional Floater Information
$        FLOATER_INDEX: LIBOR1MO
$        FLOATER_RESET:    Freq: 12; Next: 20051025
$      FLOATER_FORMULA: 0.00000 1.0 .65
$ FLOATER_LIMITS:Thres: 20050925 Floor: .65 Cap: 5.5
--------------------------------------------------
$                 BLOCK: 16
!{         TRANCHE NAME: A3 }
$       ORIGINAL_AMOUNT: 5000000.00
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 5.5
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 17
!{         TRANCHE NAME: A5 }
$       ORIGINAL_AMOUNT: 15000000.00
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 5.5
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 18
!{         TRANCHE NAME: A6 }
$       ORIGINAL_AMOUNT: 3000000.00
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 5.5
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 19
!{         TRANCHE NAME: 3B1 }
$       ORIGINAL_AMOUNT: 21053000.00
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 5.5
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
--------------------------------------------------
$               PHANTOM: 20
!{         TRANCHE NAME: 3IO1 }
$       ORIGINAL_AMOUNT: 1921306.86
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 5.5
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$               PHANTOM: 21
!{         TRANCHE NAME: 3IO2 }
$       ORIGINAL_AMOUNT: 8931363.00
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 5.5
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$               PHANTOM: 22
!{         TRANCHE NAME: A2 }
$       ORIGINAL_AMOUNT: 165819995.00
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 1.21 Floater Bond
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 0
$            DATED_DATE: 20050925
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
Additional Floater Information
$        FLOATER_INDEX: LIBOR1MO
$        FLOATER_RESET:    Freq: 12; Next: 20051025
$      FLOATER_FORMULA: 0.00000 -1 4.85
$ FLOATER_LIMITS:Thres: 20050925 Floor: 0. Cap: 4.85
--------------------------------------------------
--------------------------------------------------
$               TRANCHE: 1
$                  NAME: A4
$                 CSORT: 1
$                  TYPE: NAS
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 1 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 2
$                  NAME: 3P1
$                 CSORT: 2
$                  TYPE: PAC
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 2 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 3
$                  NAME: 3P2
$                 CSORT: 3
$                  TYPE: PAC
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 3 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 4
$                  NAME: 3P3
$                 CSORT: 4
$                  TYPE: PAC
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 4 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 5
$                  NAME: 3IO1
$                 CSORT: 5
$                  TYPE: IO,NTL,PAC
$          RECORD_DELAY: 24
$              NOTIONAL:
$    COMPOSITION: BLOCK: 20 PRIN: 100.000000000 INT: 100.000000000
!  ( notional tranche name is 3IO1 )
--------------------------------------------------
$               TRANCHE: 6
$                  NAME: 3P4
$                 CSORT: 6
$                  TYPE: PAC
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 5 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 7
$                  NAME: 3P5
$                 CSORT: 7
$                  TYPE: PAC
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 6 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 8
$                  NAME: 3P6
$                 CSORT: 8
$                  TYPE: PAC
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 7 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 9
$                  NAME: 3P7
$                 CSORT: 9
$                  TYPE: PAC
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 8 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 10
$                  NAME: 3P8
$                 CSORT: 10
$                  TYPE: PAC
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 9 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 11
$                  NAME: 3P9
$                 CSORT: 11
$                  TYPE: PAC
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 10 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 12
$                  NAME: 3P10
$                 CSORT: 12
$                  TYPE: PAC
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 11 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 13
$                  NAME: 3P11
$                 CSORT: 13
$                  TYPE: PAC
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 12 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 14
$                  NAME: 3P12
$                 CSORT: 14
$                  TYPE: PAC
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 13 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 15
$                  NAME: 3IO2
$                 CSORT: 15
$                  TYPE: IO,NTL,PAC
$          RECORD_DELAY: 24
$              NOTIONAL:
$    COMPOSITION: BLOCK: 21 PRIN: 100.000000000 INT: 100.000000000
!  ( notional tranche name is 3IO2 )
--------------------------------------------------
$               TRANCHE: 16
$                  NAME: 3P13
$                 CSORT: 16
$                  TYPE: PAC
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 14 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 17
$                  NAME: A1
$                 CSORT: 17
$                  TYPE: AD,TAC,SUP,FLT
$          RECORD_DELAY: 0
$    COMPOSITION: BLOCK: 15 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 18
$                  NAME: A2
$                 CSORT: 18
$                  TYPE: AD,TAC,SUP,FLT,NTL
$          RECORD_DELAY: 0
$              NOTIONAL:
$    COMPOSITION: BLOCK: 22 PRIN: 100.000000000 INT: 100.000000000
!  ( notional tranche name is A2 )
--------------------------------------------------
$               TRANCHE: 19
$                  NAME: A3
$                 CSORT: 19
$                  TYPE: AD,TAC,SUP
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 16 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 20
$                  NAME: A5
$                 CSORT: 20
$                  TYPE: SUP,Z
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 17 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 21
$                  NAME: A6
$                 CSORT: 21
$                  TYPE:
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 18 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 22
$                  NAME: 3B1
$                 CSORT: 22
$                  TYPE: SUB
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 19 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
--------------------------------------------------
$     END_TRANCHES:
--------------------------------------------------
--------------------------------------------------
$      SCHEDULE: 1
$          PAYS: {
TRANCHE(3P1,3P2,3P3,3IO1,3P4,3P5,3P6,3P7,3P8,3P9,3P10,3P11,3P12,3IO2,3P13) }

       20050925 169075005.00
       20051025 169075005.00
       20051125 169075005.00
       20051225 169075005.00
       20060125 169075005.00
       20060225 169075005.00
       20060325 169075005.00
       20060425 169075005.00
       20060525 169075005.00
       20060625 169075005.00
       20060725 169075005.00
       20060825 169075005.00
       20060925 167028929.89
       20061025 164993377.76
       20061125 162968294.51
       20061225 160953626.29
       20070125 158949319.53
       20070225 156955320.95
       20070325 154971577.52
       20070425 152998036.52
       20070525 151034645.46
       20070625 149081352.15
       20070725 147138104.65
       20070825 145204851.29
       20070925 143281540.69
       20071025 141368121.69
       20071125 139464543.43
       20071225 137570755.30
       20080125 135686706.95
       20080225 133812348.28
       20080325 131947629.47
       20080425 130092500.92
       20080525 128246913.33
       20080625 126410817.61
       20080725 124584164.96
       20080825 122766906.81
       20080925 120958994.84
       20081025 119160380.98
       20081125 117371017.42
       20081225 115590856.58
       20090125 113819851.13
       20090225 112057953.98
       20090325 110305118.29
       20090425 108561297.46
       20090525 106826445.12
       20090625 105100515.15
       20090725 103383461.66
       20090825 101675238.99
       20090925 99975801.74
       20091025 98285104.72
       20091125 96603102.97
       20091225 94929751.78
       20100125 93265006.65
       20100225 91608823.33
       20100325 89961157.79
       20100425 88321966.20
       20100525 86691205.01
       20100625 85068830.83
       20100725 83454800.55
       20100825 81849071.25
       20100925 80251600.23
       20101025 78759791.75
       20101125 77276006.48
       20101225 75800202.61
       20110125 74332338.55
       20110225 72872372.94
       20110325 71420264.61
       20110425 69975972.61
       20110525 68539456.21
       20110625 67110674.88
       20110725 65689588.29
       20110825 64276156.36
       20110925 62870339.16
       20111025 61503982.93
       20111125 60145047.46
       20111225 58793493.77
       20120125 57449283.11
       20120225 56112376.88
       20120325 54782736.73
       20120425 53460324.48
       20120525 52145102.15
       20120625 50837031.97
       20120725 49536076.36
       20120825 48242197.93
       20120925 46955359.48
       20121025 45775131.50
       20121125 44617812.54
       20121225 43482991.91
       20130125 42370265.99
       20130225 41279238.13
       20130325 40209518.52
       20130425 39160724.07
       20130525 38132478.32
       20130625 37124411.30
       20130725 36136159.44
       20130825 35167365.44
       20130925 34217678.20
       20131025 33447001.01
       20131125 32691066.80
       20131225 31949606.19
       20140125 31222354.54
       20140225 30509051.95
       20140325 29809443.11
       20140425 29123277.24
       20140525 28450308.05
       20140625 27790293.58
       20140725 27142996.22
       20140825 26508182.55
       20140925 25885623.33
       20141025 25411853.37
       20141125 24945853.99
       20141225 24487497.73
       20150125 24036659.25
       20150225 23593215.22
       20150325 23157044.39
       20150425 22728027.44
       20150525 22306047.05
       20150625 21890987.81
       20150725 21482736.20
       20150825 21081180.56
       20150925 20634336.53
       20151025 20195421.40
       20151125 19764298.21
       20151225 19340832.27
       20160125 18924891.23
       20160225 18516344.95
       20160325 18115065.55
       20160425 17720927.26
       20160525 17333806.51
       20160625 16953581.80
       20160725 16580133.69
       20160825 16213344.80
       20160925 15853099.72
       20161025 15499285.02
       20161125 15151789.19
       20161225 14810502.64
       20170125 14475317.62
       20170225 14146128.23
       20170325 13822830.37
       20170425 13505321.72
       20170525 13193501.70
       20170625 12887271.44
       20170725 12586533.77
       20170825 12291193.15
       20170925 12001155.71
       20171025 11716329.14
       20171125 11436622.74
       20171225 11161947.34
       20180125 10892215.28
       20180225 10627340.44
       20180325 10367238.12
       20180425 10111825.10
       20180525 9861019.58
       20180625 9614741.15
       20180725 9372910.76
       20180825 9135450.75
       20180925 8902284.75
       20181025 8673337.73
       20181125 8448535.91
       20181225 8227806.80
       20190125 8011079.14
       20190225 7798282.89
       20190325 7589349.22
       20190425 7384210.46
       20190525 7182800.11
       20190625 6985052.82
       20190725 6790904.34
       20190825 6600291.54
       20190925 6413152.37
       20191025 6229425.83
       20191125 6049051.98
       20191225 5871971.92
       20200125 5698127.73
       20200225 5527462.51
       20200325 5359920.33
       20200425 5195446.22
       20200525 5033986.16
       20200625 4875487.06
       20200725 4719896.72
       20200825 4567163.88
       20200925 4417238.12
       20201025 4270069.91
       20201125 4125610.58
       20201225 3983812.28
       20210125 3844627.98
       20210225 3708011.50
       20210325 3573917.40
       20210425 3442301.06
       20210525 3313118.63
       20210625 3186327.00
       20210725 3061883.81
       20210825 2939747.44
       20210925 2819876.97
       20211025 2702232.21
       20211125 2586773.63
       20211225 2473462.43
       20220125 2362260.45
       20220225 2253130.19
       20220325 2146034.80
       20220425 2040938.08
       20220525 1937804.44
       20220625 1836598.93
       20220725 1737287.17
       20220825 1639835.41
       20220925 1544210.47
       20221025 1450379.73
       20221125 1358311.16
       20221225 1267973.28
       20230125 1179335.15
       20230225 1092366.37
       20230325 1007037.07
       20230425 923317.88
       20230525 841179.97
       20230625 760595.00
       20230725 681535.11
       20230825 603972.94
       20230925 527881.60
       20231025 453234.67
       20231125 380006.18
       20231225 308170.63
       20240125 237702.95
       20240225 168578.50
       20240325 100773.10
       20240425 34262.97
       20240525 0.00
      END SCHEDULE: 1
--------------------------------------------------
$      SCHEDULE: 2
$          PAYS: { TRANCHE(A1,A2,A3) }

       20050925 170819995.00
       20051025 169122122.15
       20051125 167230761.67
       20051225 165147343.81
       20060125 162873570.40
       20060225 160411413.54
       20060325 157763113.52
       20060425 154931176.20
       20060525 151918369.77
       20060625 148727720.78
       20060725 145362509.62
       20060825 141826265.36
       20060925 140366049.73
       20061025 138924998.41
       20061125 137502901.55
       20061225 136099551.37
       20070125 134714742.06
       20070225 133348269.78
       20070325 131999932.64
       20070425 130669530.68
       20070525 129356865.87
       20070625 128061742.08
       20070725 126783965.06
       20070825 125523342.41
       20070925 124279683.58
       20071025 123052799.87
       20071125 121842504.37
       20071225 120648611.98
       20080125 119470939.36
       20080225 118309304.95
       20080325 117163528.94
       20080425 116033433.23
       20080525 114918841.45
       20080625 113819578.92
       20080725 112735472.63
       20080825 111666351.26
       20080925 110612045.12
       20081025 109572386.18
       20081125 108547207.99
       20081225 107536345.73
       20090125 106539636.18
       20090225 105556917.68
       20090325 104588030.11
       20090425 103632814.93
       20090525 102691115.12
       20090625 101762775.16
       20090725 100847641.06
       20090825 99945560.29
       20090925 99056381.80
       20091025 98179956.01
       20091125 97316134.80
       20091225 96464771.45
       20100125 95625720.69
       20100225 94798838.61
       20100325 93983982.75
       20100425 93181012.00
       20100525 92389786.61
       20100625 91610168.21
       20100725 90842019.74
       20100825 90085205.49
       20100925 89339591.07
       20101025 88673227.45
       20101125 88017514.72
       20101225 87372323.29
       20110125 86737524.80
       20110225 86112992.12
       20110325 85498599.41
       20110425 84894222.03
       20110525 84299736.57
       20110625 83715020.81
       20110725 83139953.76
       20110825 82574415.54
       20110925 82018287.53
       20111025 81493063.94
       20111125 80976804.13
       20111225 80469394.09
       20120125 79970720.91
       20120225 79480672.83
       20120325 78999139.15
       20120425 78526010.30
       20120525 78061177.77
       20120625 77604534.12
       20120725 77155972.96
       20120825 76715388.97
       20120925 76282677.87
       20121025 75860720.06
       20121125 75429589.98
       20121225 74989566.41
       20130125 74540922.25
       20130225 74083924.56
       20130325 73618834.68
       20130425 73145908.37
       20130525 72665395.87
       20130625 72177542.02
       20130725 71682586.38
       20130825 71180763.30
       20130925 70672302.01
       20131025 70093495.57
       20131125 69510995.40
       20131225 68924963.06
       20140125 68335556.33
       20140225 67742929.18
       20140325 67147231.91
       20140425 66548611.23
       20140525 65947210.25
       20140625 65343168.68
       20140725 64736622.74
       20140825 64127705.38
       20140925 63516546.23
       20141025 62855049.77
       20141125 62194205.64
       20141225 61534060.79
       20150125 60874660.73
       20150225 60216049.61
       20150325 59558270.17
       20150425 58901363.88
       20150525 58245370.84
       20150625 57590329.90
       20150725 56936278.66
       20150825 56283253.46
       20150925 55452585.12
       20151025 54624468.66
       20151125 53798938.75
       20151225 52976028.65
       20160125 52155770.15
       20160225 51338193.67
       20160325 50523328.26
       20160425 49711201.67
       20160525 48901840.29
       20160625 48095269.28
       20160725 47291512.56
       20160825 46490592.80
       20160925 45692531.50
       20161025 44897348.99
       20161125 44105064.46
       20161225 43315695.98
       20170125 42529260.54
       20170225 41745774.07
       20170325 40965251.44
       20170425 40187706.53
       20170525 39413152.18
       20170625 38641600.32
       20170725 37873061.88
       20170825 37107546.90
       20170925 36345064.47
       20171025 35585622.84
       20171125 34829229.36
       20171225 34075890.56
       20180125 33325612.14
       20180225 32578398.96
       20180325 31834255.16
       20180425 31093184.05
       20180525 30355188.22
       20180625 29620269.51
       20180725 28888429.09
       20180825 28159667.37
       20180925 27433984.13
       20181025 26711378.45
       20181125 25991848.79
       20181225 25275392.96
       20190125 24562008.16
       20190225 23851691.00
       20190325 23144437.48
       20190425 22440243.06
       20190525 21739102.61
       20190625 21041010.48
       20190725 20345960.49
       20190825 19653945.92
       20190925 18964959.58
       20191025 18278993.78
       20191125 17596040.36
       20191225 16916090.65
       20200125 16239135.60
       20200225 15565165.68
       20200325 14894170.93
       20200425 14226140.99
       20200525 13561065.07
       20200625 12898932.02
       20200725 12239730.29
       20200825 11583447.94
       20200925 10930072.70
       20201025 10279591.93
       20201125 9631992.64
       20201225 8987261.52
       20210125 8345384.95
       20210225 7706348.96
       20210325 7070139.31
       20210425 6436741.45
       20210525 5806140.54
       20210625 5178321.46
       20210725 4553268.84
       20210825 3930967.03
       20210925 3311400.14
       20211025 2694552.01
       20211125 2080406.28
       20211225 1468946.33
       20220125 860155.31
       20220225 254016.20
       20220325 0.00
      END SCHEDULE: 2
--------------------------------------------------
$      SCHEDULE: 3
$          PAYS: { TRANCHE(A1,A2) }

       20050925 165819995.00
       20051025 164122122.15
       20051125 162230761.67
       20051225 160147343.81
       20060125 157873570.40
       20060225 155411413.54
       20060325 152763113.52
       20060425 149931176.20
       20060525 146918369.77
       20060625 141851254.18
       20060725 135957409.36
       20060825 129787290.99
       20060925 125764447.43
       20061025 121830620.77
       20061125 117984232.49
       20061225 114223730.61
       20070125 110547589.20
       20070225 106954307.96
       20070325 103442411.80
       20070425 100010450.40
       20070525 96656997.86
       20070625 93380652.22
       20070725 90180035.13
       20070825 87053791.42
       20070925 84000588.71
       20071025 81019117.10
       20071125 78108088.71
       20071225 75266237.36
       20080125 72492318.21
       20080225 69785107.43
       20080325 67143401.77
       20080425 64566018.35
       20080525 62051794.19
       20080625 59599585.97
       20080725 57208269.66
       20080825 54876740.21
       20080925 52603911.27
       20081025 50388714.83
       20081125 48230100.94
       20081225 46127037.40
       20090125 44078509.50
       20090225 42083519.70
       20090325 40141087.33
       20090425 38250248.35
       20090525 36410055.05
       20090625 34619575.79
       20090725 32877894.73
       20090825 31184111.57
       20090925 29537341.27
       20091025 27936713.85
       20091125 26381374.08
       20091225 24870481.28
       20100125 23403209.07
       20100225 21978745.09
       20100325 20596290.82
       20100425 19255061.36
       20100525 17954285.13
       20100625 16693203.74
       20100725 15471071.69
       20100825 14287156.21
       20100925 13140737.04
       20101025 12244426.83
       20101125 11382830.29
       20101225 10555270.73
       20110125 9761083.09
       20110225 8999613.77
       20110325 8270220.47
       20110425 7572271.96
       20110525 6905147.88
       20110625 6268238.63
       20110725 5660945.13
       20110825 5082678.65
       20110925 4532860.67
       20111025 4076672.22
       20111125 3646798.94
       20111225 3242701.26
       20120125 2863849.05
       20120225 2509721.52
       20120325 2179806.98
       20120425 1873602.74
       20120525 1590614.94
       20120625 1330358.41
       20120725 1092356.50
       20120825 876140.99
       20120925 681251.91
       20121025 588070.39
       20121125 496417.20
       20121225 406267.26
       20130125 317595.93
       20130225 230378.94
       20130325 144592.45
       20130425 60213.00
       20130525 0.00
      END SCHEDULE: 3
--------------------------------------------------
     END OF BOND FILE
***************************************************
$         VERSION: 3.03 (BLOOMBERG CMO COLLATERAL FILE)
---------------------------------------------------
$    AGENCY_LIST:     Type   Factor Date    P/Y Delay     BV Delay
                    WHOLE 20050901 55 54
---------------------------------------------------
$     ASSUMED_POOLS:
--------------------------------------------------------------------------------
!G Loan Number  Loan Type    NET--CPN CURR--BALANCE ORIG--BALANCE  PY--WAC
FIXED----PAYMENT BLN AGE
--------------------------------------------------------------------------------
  L         1 WHOLE    LPM  5.500000000  421053000.00  421053000.00  5.900000000
WAM=359 359 1 (IO=119)

CREDIT | FIRST
SUISSE | BOSTON


                                 CWALT 05-54 CB

Group 3

Pay rules

1.  Pay the NAS Priority Amount to the A4
2.  Pay according to the Aggregate PAC A as follows:
        a.  Concurrently
                i.  24.9999998521% pro-rata to the 3P1-3P3 until retired
               ii.  75.0000001479% allocated as follows:
                        1.  Pay pro-rata to the 3P4-3P12 until retired
                        2.  Pay the 3P13 until retired
3.  Pay according to the Aggregate TAC A as follows:
        a.  Pay according to the TAC B to the A1 until retired
        b.  Pay the A3 until retired
        c.  Pay disregarding the TAC B to the A1 until retired
4.  Pay the A5 until retired
5.  Pay disregarding the Aggregate TAC A as follows:
        a.  Pay according to the TAC B to the A1 until retired
        b.  Pay the A3 until retired
        c.  Pay disregarding the TAC B to the A1 until retired
6.  Pay disregarding the Aggregate PAC A as follows:
        a.  Concurrently
                i.  24.9999998521% pro-rata to the 3P1-3P3 until retired
               ii.  75.0000001479% allocated as follows:
                        1.  Pay pro-rata to the 3P4-3P12 until retired
                        2.  Pay the 3P13 until retired
7.  Pay the A6 until retired
8.  Pay the A4 until retired


Accretion Rules:
Pay the A5 accrual amount to the Aggregate TAC A as described in step 3 above and then to the A5 until retired


Notes

IO CLASSES:

3IO1= (.25/5.5) * ( balances of 3P1-3P3)
3IO2= (.50/5/5) * ( balances of 3P4-3P12)


Floater Bonds:
A1- 0 day delay, 1ML + 0.65%, 5.50% Cap, 0.65% Floor, Initial Libor - 3.64%

Inverse IO Bonds:
A2 - 0 day delay, 4.85% - 1ML, 4.85% Cap, 0% Floor, Initial Libor - 3.64%

Pxing Speed = 100 PPC (8 TO 20 CPR OVER 12 MONTHS, 20 CPR THERAFTER)


NAS bonds = A4 standard 60 mo lockout. (apply shift to both sched and prepays) NAS Priority = Total A4 Balance/Total Non-PO Balance


Settlement = 9/30/05


                              Deal Summary Report CWALT05-54CBG3BBG

--------------------------------------------------------------------------------------------------------
                                                             Assumptions
--------------------------------------------------------------------------------------------------------
Settlement                30-Sep-05 Prepay                     100 PPC
1st Pay Date              25-Oct-05 Default                      0 CDR
                                    Recovery               0    months
                                    Severity                        0%
--------------------------------------------------------------------------------------------------------
Tranche                   Balance     Coupon         Principal       Avg      Dur       Yield    Spread
Name                                                   Window       Life                             bp
--------------------------------------------------------------------------------------------------------
A4                  42,105,000.00        5.5     10/10 - 08/35     10.84    7.737        5.58       140
3P1                 14,089,583.53        5.5     09/06 - 04/22      5.16                    0         0
3P2                 14,089,583.53       5.25     09/06 - 04/22      5.16                    0         0
3P3                 14,089,583.94          5     09/06 - 04/22      5.16                    0         0
3IO1                 1,921,306.86        5.5     10/05 - 04/22      5.16                    0         0
3P4                 10,916,111.11          6     09/06 - 08/12      3.86                    0         0
3P5                 10,916,111.11       5.75     09/06 - 08/12      3.86                    0         0
3P6                 10,916,111.11        5.5     09/06 - 08/12      3.86                    0         0
3P7                 10,916,111.11       5.25     09/06 - 08/12      3.86                    0         0
3P8                 10,916,111.11          5     09/06 - 08/12      3.86                    0         0
3P9                 10,916,111.11       4.75     09/06 - 08/12      3.86                    0         0
3P10                10,916,111.11        4.5     09/06 - 08/12      3.86                    0         0
3P11                10,916,111.11       4.25     09/06 - 08/12      3.86                    0         0
3P12                10,916,111.12          4     09/06 - 08/12      3.86                    0         0
3IO2                 8,931,363.00        5.5     10/05 - 08/12      3.86                    0         0
3P13                28,561,254.00        5.5     08/12 - 04/22      9.62                    0         0
A1                 165,819,995.00       4.29     10/05 - 10/10       2.1    1.932       4.685        70
A2                 165,819,995.00       1.21     10/05 - 10/10       2.1    0.039    1208.912    120492
A3                   5,000,000.00        5.5     04/06 - 07/06      0.68    0.638      10.885       707
A5                  15,000,000.00        5.5     10/05 - 04/06      0.34    0.323       9.058       527
A6                   3,000,000.00        5.5     04/22 - 08/35     19.84   11.568       5.821       150
3B1                 21,053,000.00        5.5     10/10 - 08/35     10.84    7.745       5.544       135
--------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------
                                                           Collateral
------------------------------------------------------------------------------------------------------
Settlement                            Balance          WAC       WAM       Age          WAL       Dur
1st Pay Date                  $421,053,000.00          5.9       359         1         4.69      3.73
------------------------------------------------------------------------------------------------------

Tranche              Bench              Price        $@1bp   Accrued    NetNet      Dated     Notes
Name                                        %                 Int(M)      (MM)      Date
------------------------------------------------------------------------------------------------------
A4                   Nearest          99-16.15    32559.84    186.55    42.083   1-Sep-05     FIX
3P1                  Interp                                    62.42         0   1-Sep-05     FIX
3P2                  Interp                                    59.59         0   1-Sep-05     FIX
3P3                  Interp                                    56.75         0   1-Sep-05     FIX
3IO1                 Interp                                     8.51         0   1-Sep-05     IO
3P4                  Interp                                    52.76         0   1-Sep-05     FIX
3P5                  Interp                                    50.56         0   1-Sep-05     FIX
3P6                  Interp                                    48.36         0   1-Sep-05     FIX
3P7                  Interp                                    46.17         0   1-Sep-05     FIX
3P8                  Interp                                    43.97         0   1-Sep-05     FIX
3P9                  Interp                                    41.77         0   1-Sep-05     FIX
3P10                 Interp                                    39.57         0   1-Sep-05     FIX
3P11                 Interp                                    37.37         0   1-Sep-05     FIX
3P12                 Interp                                    35.17         0   1-Sep-05     FIX
3IO2                 Interp                                    39.57         0   1-Sep-05     IO
3P13                 Interp                                   126.54         0   1-Sep-05     FIX
A1                   Interp           99-10.00    31827.65      98.8   164.779  25-Sep-05     FLT
A2                   Interp            0-08.00        1.71     27.87     0.442  25-Sep-05     INV_IO
A3                   Interp           96-08.00       308.4     22.15     4.835   1-Sep-05     FIX
A5                   Interp           98-16.00         479     66.46    14.841   1-Sep-05     FIX
A6                   Interp           96-21.63     3370.56     13.29     2.914   1-Sep-05     FIX
3B1                  Interp           99-25.09    16342.67     93.28    21.101   1-Sep-05     FIX
------------------------------------------------------------------------------------------------------



Treasury                                  Swaps
Mat   6MO   2YR   3YR   5YR  10YR  30YR     6MO   2YR   3YR   5YR  10YR  30YR
Yld 3.786 3.976 4.012 4.048 4.180 4.400   4.053 4.362 4.413 4.479 4.626 4.853


                          CWALT05-54CBG3BBG - Dec - 3P1


Date                        1                    2                    3                     4                    5
30-Sep-05                  100                  100                  100                   100                  100
25-Sep-06                  100                   99                   99                    99                   99
25-Sep-07                  100                   85                   85                    85                   65
25-Sep-08                  100                   72                   72                    55                   23
25-Sep-09                  100                   59                   59                    27                    0
25-Sep-10                  100                   47                   47                     7                    0
25-Sep-11                  100                   37                   33                     0                    0
25-Sep-12                  100                   28                   22                     0                    0
25-Sep-13                  100                   20                   15                     0                    0
25-Sep-14                  100                   15                   10                     0                    0
25-Sep-15                  100                   12                    8                     0                    0
25-Sep-16                   94                    9                    6                     0                    0
25-Sep-17                   88                    7                    4                     0                    0
25-Sep-18                   81                    5                    3                     0                    0
25-Sep-19                   74                    4                    2                     0                    0
25-Sep-20                   67                    3                    1                     0                    0
25-Sep-21                   59                    2                    *                     0                    0
25-Sep-22                   51                    1                    0                     0                    0
25-Sep-23                   43                    *                    0                     0                    0
25-Sep-24                   33                    0                    0                     0                    0
25-Sep-25                   24                    0                    0                     0                    0
25-Sep-26                   13                    0                    0                     0                    0
25-Sep-27                    2                    0                    0                     0                    0
25-Sep-28                    0                    0                    0                     0                    0

WAL                      16.82                 5.58                 5.16                  3.26                 2.42
Principal Window   Sep15-Dec27          Sep06-May24          Sep06-Apr22           Sep06-May11          Sep06-Aug09

LIBOR_1MO                  3.6                  3.6                  3.6                   3.6                  3.6
Prepay                   0 PPC               50 PPC              100 PPC               150 PPC              200 PPC



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                         CWALT05-54CBG3BBG - Dec - 3P2


Date                        1                    2                    3                     4                    5
30-Sep-05                  100                  100                  100                   100                  100
25-Sep-06                  100                   99                   99                    99                   99
25-Sep-07                  100                   85                   85                    85                   65
25-Sep-08                  100                   72                   72                    55                   23
25-Sep-09                  100                   59                   59                    27                    0
25-Sep-10                  100                   47                   47                     7                    0
25-Sep-11                  100                   37                   33                     0                    0
25-Sep-12                  100                   28                   22                     0                    0
25-Sep-13                  100                   20                   15                     0                    0
25-Sep-14                  100                   15                   10                     0                    0
25-Sep-15                  100                   12                    8                     0                    0
25-Sep-16                   94                    9                    6                     0                    0
25-Sep-17                   88                    7                    4                     0                    0
25-Sep-18                   81                    5                    3                     0                    0
25-Sep-19                   74                    4                    2                     0                    0
25-Sep-20                   67                    3                    1                     0                    0
25-Sep-21                   59                    2                    *                     0                    0
25-Sep-22                   51                    1                    0                     0                    0
25-Sep-23                   43                    *                    0                     0                    0
25-Sep-24                   33                    0                    0                     0                    0
25-Sep-25                   24                    0                    0                     0                    0
25-Sep-26                   13                    0                    0                     0                    0
25-Sep-27                    2                    0                    0                     0                    0
25-Sep-28                    0                    0                    0                     0                    0

WAL                      16.82                 5.58                 5.16                  3.26                 2.42
Principal Window   Sep15-Dec27          Sep06-May24          Sep06-Apr22           Sep06-May11          Sep06-Aug09

LIBOR_1MO                  3.6                  3.6                  3.6                   3.6                  3.6
Prepay                   0 PPC               50 PPC              100 PPC               150 PPC              200 PPC



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                         CWALT05-54CBG3BBG - Dec - 3P3


Date                         1                    2                    3                     4                    5
30-Sep-05                  100                  100                  100                   100                  100
25-Sep-06                  100                   99                   99                    99                   99
25-Sep-07                  100                   85                   85                    85                   65
25-Sep-08                  100                   72                   72                    55                   23
25-Sep-09                  100                   59                   59                    27                    0
25-Sep-10                  100                   47                   47                     7                    0
25-Sep-11                  100                   37                   33                     0                    0
25-Sep-12                  100                   28                   22                     0                    0
25-Sep-13                  100                   20                   15                     0                    0
25-Sep-14                  100                   15                   10                     0                    0
25-Sep-15                  100                   12                    8                     0                    0
25-Sep-16                   94                    9                    6                     0                    0
25-Sep-17                   88                    7                    4                     0                    0
25-Sep-18                   81                    5                    3                     0                    0
25-Sep-19                   74                    4                    2                     0                    0
25-Sep-20                   67                    3                    1                     0                    0
25-Sep-21                   59                    2                    *                     0                    0
25-Sep-22                   51                    1                    0                     0                    0
25-Sep-23                   43                    *                    0                     0                    0
25-Sep-24                   33                    0                    0                     0                    0
25-Sep-25                   24                    0                    0                     0                    0
25-Sep-26                   13                    0                    0                     0                    0
25-Sep-27                    2                    0                    0                     0                    0
25-Sep-28                    0                    0                    0                     0                    0

WAL                      16.82                 5.58                 5.16                  3.26                 2.42
Principal Window   Sep15-Dec27          Sep06-May24          Sep06-Apr22          Sep06-May11           Sep06-Aug09

LIBOR_1MO                  3.6                  3.6                  3.6                   3.6                  3.6
Prepay                   0 PPC               50 PPC              100 PPC               150 PPC              200 PPC



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                         CWALT05-54CBG3BBG - Dec - 3IO1


Date                         1                    2                    3                     4                    5
30-Sep-05                  100                  100                  100                   100                  100
25-Sep-06                  100                   99                   99                    99                   99
25-Sep-07                  100                   85                   85                    85                   65
25-Sep-08                  100                   72                   72                    55                   23
25-Sep-09                  100                   59                   59                    27                    0
25-Sep-10                  100                   47                   47                     7                    0
25-Sep-11                  100                   37                   33                     0                    0
25-Sep-12                  100                   28                   22                     0                    0
25-Sep-13                  100                   20                   15                     0                    0
25-Sep-14                  100                   15                   10                     0                    0
25-Sep-15                  100                   12                    8                     0                    0
25-Sep-16                   94                    9                    6                     0                    0
25-Sep-17                   88                    7                    4                     0                    0
25-Sep-18                   81                    5                    3                     0                    0
25-Sep-19                   74                    4                    2                     0                    0
25-Sep-20                   67                    3                    1                     0                    0
25-Sep-21                   59                    2                    *                     0                    0
25-Sep-22                   51                    1                    0                     0                    0
25-Sep-23                   43                    *                    0                     0                    0
25-Sep-24                   33                    0                    0                     0                    0
25-Sep-25                   24                    0                    0                     0                    0
25-Sep-26                   13                    0                    0                     0                    0
25-Sep-27                    2                    0                    0                     0                    0
25-Sep-28                    0                    0                    0                     0                    0

WAL                      16.82                 5.58                 5.16                  3.26                 2.42
Principal Window

LIBOR_1MO                  3.6                  3.6                  3.6                   3.6                  3.6
Prepay                   0 PPC               50 PPC              100 PPC               150 PPC              200 PPC



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                         CWALT05-54CBG3BBG - Dec - 3P4


Date                         1                    2                    3                     4                    5
30-Sep-05                  100                  100                  100                   100                  100
25-Sep-06                  100                   98                   98                    98                   98
25-Sep-07                  100                   80                   80                    80                   55
25-Sep-08                  100                   63                   63                    42                    1
25-Sep-09                  100                   47                   47                     6                    0
25-Sep-10                  100                   32                   32                     0                    0
25-Sep-11                  100                   19                   13                     0                    0
25-Sep-12                  100                    7                    0                     0                    0
25-Sep-13                  100                    0                    0                     0                    0
25-Sep-14                  100                    0                    0                     0                    0
25-Sep-15                   99                    0                    0                     0                    0
25-Sep-16                   92                    0                    0                     0                    0
25-Sep-17                   84                    0                    0                     0                    0
25-Sep-18                   76                    0                    0                     0                    0
25-Sep-19                   67                    0                    0                     0                    0
25-Sep-20                   58                    0                    0                     0                    0
25-Sep-21                   48                    0                    0                     0                    0
25-Sep-22                   37                    0                    0                     0                    0
25-Sep-23                   26                    0                    0                     0                    0
25-Sep-24                   14                    0                    0                     0                    0
25-Sep-25                    1                    0                    0                     0                    0
25-Sep-26                    0                    0                    0                     0                    0

WAL                      15.55                 3.99                 3.86                   2.8                 2.12
Principal Window   Sep15-Nov25          Sep06-Jun13          Sep06-Aug12           Sep06-Dec09          Sep06-Oct08

LIBOR_1MO                  3.6                  3.6                  3.6                   3.6                  3.6
Prepay                   0 PPC               50 PPC              100 PPC               150 PPC              200 PPC



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                         CWALT05-54CBG3BBG - Dec - 3P5


Date                         1                    2                    3                     4                    5
30-Sep-05                  100                  100                  100                   100                  100
25-Sep-06                  100                   98                   98                    98                   98
25-Sep-07                  100                   80                   80                    80                   55
25-Sep-08                  100                   63                   63                    42                    1
25-Sep-09                  100                   47                   47                     6                    0
25-Sep-10                  100                   32                   32                     0                    0
25-Sep-11                  100                   19                   13                     0                    0
25-Sep-12                  100                    7                    0                     0                    0
25-Sep-13                  100                    0                    0                     0                    0
25-Sep-14                  100                    0                    0                     0                    0
25-Sep-15                   99                    0                    0                     0                    0
25-Sep-16                   92                    0                    0                     0                    0
25-Sep-17                   84                    0                    0                     0                    0
25-Sep-18                   76                    0                    0                     0                    0
25-Sep-19                   67                    0                    0                     0                    0
25-Sep-20                   58                    0                    0                     0                    0
25-Sep-21                   48                    0                    0                     0                    0
25-Sep-22                   37                    0                    0                     0                    0
25-Sep-23                   26                    0                    0                     0                    0
25-Sep-24                   14                    0                    0                     0                    0
25-Sep-25                    1                    0                    0                     0                    0
25-Sep-26                    0                    0                    0                     0                    0

WAL                      15.55                 3.99                 3.86                   2.8                 2.12
Principal Window   Sep15-Nov25          Sep06-Jun13          Sep06-Aug12           Sep06-Dec09          Sep06-Oct08

LIBOR_1MO                  3.6                  3.6                  3.6                   3.6                  3.6
Prepay                   0 PPC               50 PPC              100 PPC               150 PPC              200 PPC



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                         CWALT05-54CBG3BBG - Dec - 3P6


Date                         1                    2                    3                     4                    5
30-Sep-05                  100                  100                  100                   100                  100
25-Sep-06                  100                   98                   98                    98                   98
25-Sep-07                  100                   80                   80                    80                   55
25-Sep-08                  100                   63                   63                    42                    1
25-Sep-09                  100                   47                   47                     6                    0
25-Sep-10                  100                   32                   32                     0                    0
25-Sep-11                  100                   19                   13                     0                    0
25-Sep-12                  100                    7                    0                     0                    0
25-Sep-13                  100                    0                    0                     0                    0
25-Sep-14                  100                    0                    0                     0                    0
25-Sep-15                   99                    0                    0                     0                    0
25-Sep-16                   92                    0                    0                     0                    0
25-Sep-17                   84                    0                    0                     0                    0
25-Sep-18                   76                    0                    0                     0                    0
25-Sep-19                   67                    0                    0                     0                    0
25-Sep-20                   58                    0                    0                     0                    0
25-Sep-21                   48                    0                    0                     0                    0
25-Sep-22                   37                    0                    0                     0                    0
25-Sep-23                   26                    0                    0                     0                    0
25-Sep-24                   14                    0                    0                     0                    0
25-Sep-25                    1                    0                    0                     0                    0
25-Sep-26                    0                    0                    0                     0                    0

WAL                      15.55                 3.99                 3.86                   2.8                 2.12
Principal Window   Sep15-Nov25          Sep06-Jun13          Sep06-Aug12           Sep06-Dec09          Sep06-Oct08

LIBOR_1MO                  3.6                  3.6                  3.6                   3.6                  3.6
Prepay                   0 PPC               50 PPC              100 PPC               150 PPC              200 PPC



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                         CWALT05-54CBG3BBG - Dec - 3P7


Date                         1                    2                    3                     4                    5
30-Sep-05                  100                  100                  100                   100                  100
25-Sep-06                  100                   98                   98                    98                   98
25-Sep-07                  100                   80                   80                    80                   55
25-Sep-08                  100                   63                   63                    42                    1
25-Sep-09                  100                   47                   47                     6                    0
25-Sep-10                  100                   32                   32                     0                    0
25-Sep-11                  100                   19                   13                     0                    0
25-Sep-12                  100                    7                    0                     0                    0
25-Sep-13                  100                    0                    0                     0                    0
25-Sep-14                  100                    0                    0                     0                    0
25-Sep-15                   99                    0                    0                     0                    0
25-Sep-16                   92                    0                    0                     0                    0
25-Sep-17                   84                    0                    0                     0                    0
25-Sep-18                   76                    0                    0                     0                    0
25-Sep-19                   67                    0                    0                     0                    0
25-Sep-20                   58                    0                    0                     0                    0
25-Sep-21                   48                    0                    0                     0                    0
25-Sep-22                   37                    0                    0                     0                    0
25-Sep-23                   26                    0                    0                     0                    0
25-Sep-24                   14                    0                    0                     0                    0
25-Sep-25                    1                    0                    0                     0                    0
25-Sep-26                    0                    0                    0                     0                    0

WAL                      15.55                 3.99                 3.86                   2.8                 2.12
Principal Window   Sep15-Nov25          Sep06-Jun13          Sep06-Aug12           Sep06-Dec09          Sep06-Oct08

LIBOR_1MO                  3.6                  3.6                  3.6                   3.6                  3.6
Prepay                   0 PPC               50 PPC              100 PPC               150 PPC              200 PPC



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                         CWALT05-54CBG3BBG - Dec - 3P8


Date                         1                    2                    3                     4                    5
30-Sep-05                  100                  100                  100                   100                  100
25-Sep-06                  100                   98                   98                    98                   98
25-Sep-07                  100                   80                   80                    80                   55
25-Sep-08                  100                   63                   63                    42                    1
25-Sep-09                  100                   47                   47                     6                    0
25-Sep-10                  100                   32                   32                     0                    0
25-Sep-11                  100                   19                   13                     0                    0
25-Sep-12                  100                    7                    0                     0                    0
25-Sep-13                  100                    0                    0                     0                    0
25-Sep-14                  100                    0                    0                     0                    0
25-Sep-15                   99                    0                    0                     0                    0
25-Sep-16                   92                    0                    0                     0                    0
25-Sep-17                   84                    0                    0                     0                    0
25-Sep-18                   76                    0                    0                     0                    0
25-Sep-19                   67                    0                    0                     0                    0
25-Sep-20                   58                    0                    0                     0                    0
25-Sep-21                   48                    0                    0                     0                    0
25-Sep-22                   37                    0                    0                     0                    0
25-Sep-23                   26                    0                    0                     0                    0
25-Sep-24                   14                    0                    0                     0                    0
25-Sep-25                    1                    0                    0                     0                    0
25-Sep-26                    0                    0                    0                     0                    0

WAL                      15.55                 3.99                 3.86                   2.8                 2.12
Principal Window   Sep15-Nov25          Sep06-Jun13          Sep06-Aug12           Sep06-Dec09          Sep06-Oct08

LIBOR_1MO                  3.6                  3.6                  3.6                   3.6                  3.6
Prepay                   0 PPC               50 PPC              100 PPC               150 PPC              200 PPC



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                         CWALT05-54CBG3BBG - Dec - 3P9


Date                         1                    2                    3                     4                    5
30-Sep-05                  100                  100                  100                   100                  100
25-Sep-06                  100                   98                   98                    98                   98
25-Sep-07                  100                   80                   80                    80                   55
25-Sep-08                  100                   63                   63                    42                    1
25-Sep-09                  100                   47                   47                     6                    0
25-Sep-10                  100                   32                   32                     0                    0
25-Sep-11                  100                   19                   13                     0                    0
25-Sep-12                  100                    7                    0                     0                    0
25-Sep-13                  100                    0                    0                     0                    0
25-Sep-14                  100                    0                    0                     0                    0
25-Sep-15                   99                    0                    0                     0                    0
25-Sep-16                   92                    0                    0                     0                    0
25-Sep-17                   84                    0                    0                     0                    0
25-Sep-18                   76                    0                    0                     0                    0
25-Sep-19                   67                    0                    0                     0                    0
25-Sep-20                   58                    0                    0                     0                    0
25-Sep-21                   48                    0                    0                     0                    0
25-Sep-22                   37                    0                    0                     0                    0
25-Sep-23                   26                    0                    0                     0                    0
25-Sep-24                   14                    0                    0                     0                    0
25-Sep-25                    1                    0                    0                     0                    0
25-Sep-26                    0                    0                    0                     0                    0

WAL                      15.55                 3.99                 3.86                   2.8                 2.12
Principal Window   Sep15-Nov25          Sep06-Jun13          Sep06-Aug12           Sep06-Dec09          Sep06-Oct08

LIBOR_1MO                  3.6                  3.6                  3.6                   3.6                  3.6
Prepay                   0 PPC               50 PPC              100 PPC               150 PPC              200 PPC



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                         CWALT05-54CBG3BBG - Dec - 3P10


Date                         1                    2                    3                     4                    5
30-Sep-05                  100                  100                  100                   100                  100
25-Sep-06                  100                   98                   98                    98                   98
25-Sep-07                  100                   80                   80                    80                   55
25-Sep-08                  100                   63                   63                    42                    1
25-Sep-09                  100                   47                   47                     6                    0
25-Sep-10                  100                   32                   32                     0                    0
25-Sep-11                  100                   19                   13                     0                    0
25-Sep-12                  100                    7                    0                     0                    0
25-Sep-13                  100                    0                    0                     0                    0
25-Sep-14                  100                    0                    0                     0                    0
25-Sep-15                   99                    0                    0                     0                    0
25-Sep-16                   92                    0                    0                     0                    0
25-Sep-17                   84                    0                    0                     0                    0
25-Sep-18                   76                    0                    0                     0                    0
25-Sep-19                   67                    0                    0                     0                    0
25-Sep-20                   58                    0                    0                     0                    0
25-Sep-21                   48                    0                    0                     0                    0
25-Sep-22                   37                    0                    0                     0                    0
25-Sep-23                   26                    0                    0                     0                    0
25-Sep-24                   14                    0                    0                     0                    0
25-Sep-25                    1                    0                    0                     0                    0
25-Sep-26                    0                    0                    0                     0                    0

WAL                      15.55                 3.99                 3.86                   2.8                 2.12
Principal Window   Sep15-Nov25          Sep06-Jun13          Sep06-Aug12           Sep06-Dec09          Sep06-Oct08

LIBOR_1MO                  3.6                  3.6                  3.6                   3.6                  3.6
Prepay                   0 PPC               50 PPC              100 PPC               150 PPC              200 PPC



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                         CWALT05-54CBG3BBG - Dec - 3P11


Date                         1                    2                    3                     4                    5
30-Sep-05                  100                  100                  100                   100                  100
25-Sep-06                  100                   98                   98                    98                   98
25-Sep-07                  100                   80                   80                    80                   55
25-Sep-08                  100                   63                   63                    42                    1
25-Sep-09                  100                   47                   47                     6                    0
25-Sep-10                  100                   32                   32                     0                    0
25-Sep-11                  100                   19                   13                     0                    0
25-Sep-12                  100                    7                    0                     0                    0
25-Sep-13                  100                    0                    0                     0                    0
25-Sep-14                  100                    0                    0                     0                    0
25-Sep-15                   99                    0                    0                     0                    0
25-Sep-16                   92                    0                    0                     0                    0
25-Sep-17                   84                    0                    0                     0                    0
25-Sep-18                   76                    0                    0                     0                    0
25-Sep-19                   67                    0                    0                     0                    0
25-Sep-20                   58                    0                    0                     0                    0
25-Sep-21                   48                    0                    0                     0                    0
25-Sep-22                   37                    0                    0                     0                    0
25-Sep-23                   26                    0                    0                     0                    0
25-Sep-24                   14                    0                    0                     0                    0
25-Sep-25                    1                    0                    0                     0                    0
25-Sep-26                    0                    0                    0                     0                    0

WAL                      15.55                 3.99                 3.86                   2.8                 2.12
Principal Window   Sep15-Nov25          Sep06-Jun13          Sep06-Aug12          Sep06-Dec09           Sep06-Oct08

LIBOR_1MO                  3.6                  3.6                  3.6                   3.6                  3.6
Prepay                   0 PPC               50 PPC              100 PPC               150 PPC              200 PPC



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                         CWALT05-54CBG3BBG - Dec - 3P12


Date                         1                    2                    3                     4                    5
30-Sep-05                  100                  100                  100                   100                  100
25-Sep-06                  100                   98                   98                    98                   98
25-Sep-07                  100                   80                   80                    80                   55
25-Sep-08                  100                   63                   63                    42                    1
25-Sep-09                  100                   47                   47                     6                    0
25-Sep-10                  100                   32                   32                     0                    0
25-Sep-11                  100                   19                   13                     0                    0
25-Sep-12                  100                    7                    0                     0                    0
25-Sep-13                  100                    0                    0                     0                    0
25-Sep-14                  100                    0                    0                     0                    0
25-Sep-15                   99                    0                    0                     0                    0
25-Sep-16                   92                    0                    0                     0                    0
25-Sep-17                   84                    0                    0                     0                    0
25-Sep-18                   76                    0                    0                     0                    0
25-Sep-19                   67                    0                    0                     0                    0
25-Sep-20                   58                    0                    0                     0                    0
25-Sep-21                   48                    0                    0                     0                    0
25-Sep-22                   37                    0                    0                     0                    0
25-Sep-23                   26                    0                    0                     0                    0
25-Sep-24                   14                    0                    0                     0                    0
25-Sep-25                    1                    0                    0                     0                    0
25-Sep-26                    0                    0                    0                     0                    0

WAL                      15.55                 3.99                 3.86                   2.8                 2.12
Principal Window   Sep15-Nov25          Sep06-Jun13          Sep06-Aug12           Sep06-Dec09          Sep06-Oct08

LIBOR_1MO                  3.6                  3.6                  3.6                   3.6                  3.6
Prepay                   0 PPC               50 PPC              100 PPC               150 PPC              200 PPC



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                         CWALT05-54CBG3BBG - Dec - 3IO2


Date                         1                    2                    3                     4                    5
30-Sep-05                  100                  100                  100                   100                  100
25-Sep-06                  100                   98                   98                    98                   98
25-Sep-07                  100                   80                   80                    80                   55
25-Sep-08                  100                   63                   63                    42                    1
25-Sep-09                  100                   47                   47                     6                    0
25-Sep-10                  100                   32                   32                     0                    0
25-Sep-11                  100                   19                   13                     0                    0
25-Sep-12                  100                    7                    0                     0                    0
25-Sep-13                  100                    0                    0                     0                    0
25-Sep-14                  100                    0                    0                     0                    0
25-Sep-15                   99                    0                    0                     0                    0
25-Sep-16                   92                    0                    0                     0                    0
25-Sep-17                   84                    0                    0                     0                    0
25-Sep-18                   76                    0                    0                     0                    0
25-Sep-19                   67                    0                    0                     0                    0
25-Sep-20                   58                    0                    0                     0                    0
25-Sep-21                   48                    0                    0                     0                    0
25-Sep-22                   37                    0                    0                     0                    0
25-Sep-23                   26                    0                    0                     0                    0
25-Sep-24                   14                    0                    0                     0                    0
25-Sep-25                    1                    0                    0                     0                    0
25-Sep-26                    0                    0                    0                     0                    0

WAL                      15.55                 3.99                 3.86                   2.8                 2.12
Principal Window

LIBOR_1MO                  3.6                  3.6                  3.6                   3.6                  3.6
Prepay                   0 PPC               50 PPC              100 PPC               150 PPC              200 PPC



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                         CWALT05-54CBG3BBG - Dec - 3P13


Date                         1                    2                    3                     4                    5
30-Sep-05                  100                  100                  100                   100                  100
25-Sep-06                  100                  100                  100                   100                  100
25-Sep-07                  100                  100                  100                   100                  100
25-Sep-08                  100                  100                  100                   100                  100
25-Sep-09                  100                  100                  100                   100                    0
25-Sep-10                  100                  100                  100                    32                    0
25-Sep-11                  100                  100                  100                     0                    0
25-Sep-12                  100                  100                   96                     0                    0
25-Sep-13                  100                   90                   65                     0                    0
25-Sep-14                  100                   68                   46                     0                    0
25-Sep-15                  100                   54                   35                     0                    0
25-Sep-16                  100                   42                   25                     0                    0
25-Sep-17                  100                   32                   18                     0                    0
25-Sep-18                  100                   23                   12                     0                    0
25-Sep-19                  100                   17                    8                     0                    0
25-Sep-20                  100                   12                    4                     0                    0
25-Sep-21                  100                    7                    1                     0                    0
25-Sep-22                  100                    4                    0                     0                    0
25-Sep-23                  100                    1                    0                     0                    0
25-Sep-24                  100                    0                    0                     0                    0
25-Sep-25                  100                    0                    0                     0                    0
25-Sep-26                   59                    0                    0                     0                    0
25-Sep-27                   10                    0                    0                     0                    0
25-Sep-28                    0                    0                    0                     0                    0

WAL                       21.2                11.04                 9.62                  4.84                 3.46
Principal Window   Nov25-Dec27          Jun13-May24          Aug12-Apr22           Dec09-May11          Oct08-Aug09

LIBOR_1MO                  3.6                  3.6                  3.6                   3.6                  3.6
Prepay                   0 PPC               50 PPC              100 PPC               150 PPC              200 PPC



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                          CWALT05-54CBG3BBG - Dec - A1


Date                         1                    2                    3                     4                    5
30-Sep-05                  100                  100                  100                   100                  100
25-Sep-06                   99                   82                   75                    56                   36
25-Sep-07                   99                   72                   46                    11                    0
25-Sep-08                   98                   64                   25                     0                    0
25-Sep-09                   98                   57                   10                     0                    0
25-Sep-10                   97                   51                    *                     0                    0
25-Sep-11                   96                   46                    0                     0                    0
25-Sep-12                   96                   43                    0                     0                    0
25-Sep-13                   95                   40                    0                     0                    0
25-Sep-14                   94                   35                    0                     0                    0
25-Sep-15                   93                   30                    0                     0                    0
25-Sep-16                   93                   25                    0                     0                    0
25-Sep-17                   92                   19                    0                     0                    0
25-Sep-18                   91                   14                    0                     0                    0
25-Sep-19                   90                    8                    0                     0                    0
25-Sep-20                   88                    4                    0                     0                    0
25-Sep-21                   87                    0                    0                     0                    0
25-Sep-22                   86                    0                    0                     0                    0
25-Sep-23                   85                    0                    0                     0                    0
25-Sep-24                   83                    0                    0                     0                    0
25-Sep-25                   82                    0                    0                     0                    0
25-Sep-26                   80                    0                    0                     0                    0
25-Sep-27                   79                    0                    0                     0                    0
25-Sep-28                   68                    0                    0                     0                    0
25-Sep-29                   53                    0                    0                     0                    0
25-Sep-30                   38                    0                    0                     0                    0
25-Sep-31                   22                    0                    0                     0                    0
25-Sep-32                    5                    0                    0                     0                    0
25-Sep-33                    0                    0                    0                     0                    0

WAL                      22.39                 6.41                  2.1                   1.2                 0.88
Principal Window   Oct05-Jan33          Oct05-Jul21          Oct05-Oct10           Oct05-Feb08          Oct05-Apr07

LIBOR_1MO                  3.6                  3.6                  3.6                   3.6                  3.6
Prepay                   0 PPC               50 PPC              100 PPC               150 PPC              200 PPC



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                          CWALT05-54CBG3BBG - Dec - A2


Date                         1                    2                    3                     4                    5
30-Sep-05                  100                  100                  100                   100                  100
25-Sep-06                   99                   82                   75                    56                   36
25-Sep-07                   99                   72                   46                    11                    0
25-Sep-08                   98                   64                   25                     0                    0
25-Sep-09                   98                   57                   10                     0                    0
25-Sep-10                   97                   51                    *                     0                    0
25-Sep-11                   96                   46                    0                     0                    0
25-Sep-12                   96                   43                    0                     0                    0
25-Sep-13                   95                   40                    0                     0                    0
25-Sep-14                   94                   35                    0                     0                    0
25-Sep-15                   93                   30                    0                     0                    0
25-Sep-16                   93                   25                    0                     0                    0
25-Sep-17                   92                   19                    0                     0                    0
25-Sep-18                   91                   14                    0                     0                    0
25-Sep-19                   90                    8                    0                     0                    0
25-Sep-20                   88                    4                    0                     0                    0
25-Sep-21                   87                    0                    0                     0                    0
25-Sep-22                   86                    0                    0                     0                    0
25-Sep-23                   85                    0                    0                     0                    0
25-Sep-24                   83                    0                    0                     0                    0
25-Sep-25                   82                    0                    0                     0                    0
25-Sep-26                   80                    0                    0                     0                    0
25-Sep-27                   79                    0                    0                     0                    0
25-Sep-28                   68                    0                    0                     0                    0
25-Sep-29                   53                    0                    0                     0                    0
25-Sep-30                   38                    0                    0                     0                    0
25-Sep-31                   22                    0                    0                     0                    0
25-Sep-32                    5                    0                    0                     0                    0
25-Sep-33                    0                    0                    0                     0                    0

WAL                      22.39                 6.41                  2.1                   1.2                 0.88
Principal Window

LIBOR_1MO                  3.6                  3.6                  3.6                   3.6                  3.6
Prepay                   0 PPC               50 PPC              100 PPC               150 PPC              200 PPC



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                          CWALT05-54CBG3BBG - Dec - A3


Date                         1                    2                    3                     4                    5
30-Sep-05                  100                  100                  100                   100                  100
25-Sep-06                  100                  100                    0                     0                    0
25-Sep-07                  100                  100                    0                     0                    0
25-Sep-08                  100                  100                    0                     0                    0
25-Sep-09                  100                  100                    0                     0                    0
25-Sep-10                  100                  100                    0                     0                    0
25-Sep-11                  100                  100                    0                     0                    0
25-Sep-12                  100                  100                    0                     0                    0
25-Sep-13                  100                  100                    0                     0                    0
25-Sep-14                  100                  100                    0                     0                    0
25-Sep-15                  100                  100                    0                     0                    0
25-Sep-16                  100                  100                    0                     0                    0
25-Sep-17                  100                  100                    0                     0                    0
25-Sep-18                  100                  100                    0                     0                    0
25-Sep-19                  100                  100                    0                     0                    0
25-Sep-20                  100                  100                    0                     0                    0
25-Sep-21                  100                   66                    0                     0                    0
25-Sep-22                  100                    0                    0                     0                    0
25-Sep-23                  100                    0                    0                     0                    0
25-Sep-24                  100                    0                    0                     0                    0
25-Sep-25                  100                    0                    0                     0                    0
25-Sep-26                  100                    0                    0                     0                    0
25-Sep-27                  100                    0                    0                     0                    0
25-Sep-28                  100                    0                    0                     0                    0
25-Sep-29                  100                    0                    0                     0                    0
25-Sep-30                  100                    0                    0                     0                    0
25-Sep-31                  100                    0                    0                     0                    0
25-Sep-32                  100                    0                    0                     0                    0
25-Sep-33                    0                    0                    0                     0                    0

WAL                      27.37                16.14                 0.68                  0.39                 0.28
Principal Window   Jan33-Mar33          Jul21-Mar22          Apr06-Jul06           Jan06-Feb06          Dec05-Jan06

LIBOR_1MO                  3.6                  3.6                  3.6                   3.6                  3.6
Prepay                   0 PPC               50 PPC              100 PPC               150 PPC              200 PPC



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                          CWALT05-54CBG3BBG - Dec - A5


Date                         1                    2                    3                     4                    5
30-Sep-05                  100                  100                  100                   100                  100
25-Sep-06                  106                  106                    0                     0                    0
25-Sep-07                  112                  112                    0                     0                    0
25-Sep-08                  118                  118                    0                     0                    0
25-Sep-09                  125                  125                    0                     0                    0
25-Sep-10                  132                  132                    0                     0                    0
25-Sep-11                  139                  139                    0                     0                    0
25-Sep-12                  147                  147                    0                     0                    0
25-Sep-13                  155                  155                    0                     0                    0
25-Sep-14                  164                  164                    0                     0                    0
25-Sep-15                  173                  173                    0                     0                    0
25-Sep-16                  183                  183                    0                     0                    0
25-Sep-17                  193                  193                    0                     0                    0
25-Sep-18                  204                  204                    0                     0                    0
25-Sep-19                  216                  216                    0                     0                    0
25-Sep-20                  228                  228                    0                     0                    0
25-Sep-21                  241                  241                    0                     0                    0
25-Sep-22                  254                  228                    0                     0                    0
25-Sep-23                  269                  197                    0                     0                    0
25-Sep-24                  284                  166                    0                     0                    0
25-Sep-25                  300                  136                    0                     0                    0
25-Sep-26                  317                  110                    0                     0                    0
25-Sep-27                  334                   87                    0                     0                    0
25-Sep-28                  353                   66                    0                     0                    0
25-Sep-29                  373                   48                    0                     0                    0
25-Sep-30                  394                   32                    0                     0                    0
25-Sep-31                  417                   19                    0                     0                    0
25-Sep-32                  440                    7                    0                     0                    0
25-Sep-33                  348                    0                    0                     0                    0
25-Sep-34                  161                    0                    0                     0                    0
25-Sep-35                    0                    0                    0                     0                    0

WAL                      28.68                20.99                 0.34                   0.2                 0.14
Principal Window   Mar33-Jul35          Mar22-May33          Oct05-Apr06           Oct05-Jan06          Oct05-Dec05

LIBOR_1MO                  3.6                  3.6                  3.6                   3.6                  3.6
Prepay                   0 PPC               50 PPC              100 PPC               150 PPC              200 PPC



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                          CWALT05-54CBG3BBG - Dec - A6


Date                         1                    2                    3                     4                    5
30-Sep-05                  100                  100                  100                   100                  100
25-Sep-06                  100                  100                  100                   100                  100
25-Sep-07                  100                  100                  100                   100                  100
25-Sep-08                  100                  100                  100                   100                  100
25-Sep-09                  100                  100                  100                   100                    5
25-Sep-10                  100                  100                  100                   100                    0
25-Sep-11                  100                  100                  100                     0                    0
25-Sep-12                  100                  100                  100                     0                    0
25-Sep-13                  100                  100                  100                     0                    0
25-Sep-14                  100                  100                  100                     0                    0
25-Sep-15                  100                  100                  100                     0                    0
25-Sep-16                  100                  100                  100                     0                    0
25-Sep-17                  100                  100                  100                     0                    0
25-Sep-18                  100                  100                  100                     0                    0
25-Sep-19                  100                  100                  100                     0                    0
25-Sep-20                  100                  100                  100                     0                    0
25-Sep-21                  100                  100                  100                     0                    0
25-Sep-22                  100                  100                   88                     0                    0
25-Sep-23                  100                  100                   66                     0                    0
25-Sep-24                  100                  100                   50                     0                    0
25-Sep-25                  100                  100                   37                     0                    0
25-Sep-26                  100                  100                   28                     0                    0
25-Sep-27                  100                  100                   20                     0                    0
25-Sep-28                  100                  100                   14                     0                    0
25-Sep-29                  100                  100                   10                     0                    0
25-Sep-30                  100                  100                    7                     0                    0
25-Sep-31                  100                  100                    5                     0                    0
25-Sep-32                  100                  100                    3                     0                    0
25-Sep-33                  100                   81                    2                     0                    0
25-Sep-34                  100                   36                    1                     0                    0
25-Sep-35                    0                    0                    0                     0                    0

WAL                      29.89                28.73                19.84                  5.78                 3.99
Principal Window   Jul35-Aug35          May33-Aug35          Apr22-Aug35           May11-Aug11          Aug09-Oct09

LIBOR_1MO                  3.6                  3.6                  3.6                   3.6                  3.6
Prepay                   0 PPC               50 PPC              100 PPC               150 PPC              200 PPC



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                          CWALT05-54CBG3BBG - Dec - A4


Date                         1                    2                    3                     4                    5
30-Sep-05                  100                  100                  100                   100                  100
25-Sep-06                  100                  100                  100                   100                  100
25-Sep-07                  100                  100                  100                   100                  100
25-Sep-08                  100                  100                  100                   100                  100
25-Sep-09                  100                  100                  100                   100                  100
25-Sep-10                  100                  100                  100                   100                   40
25-Sep-11                  100                   97                   94                    85                   11
25-Sep-12                  100                   93                   86                    52                    0
25-Sep-13                  100                   87                   75                    32                    0
25-Sep-14                  100                   80                   63                    21                    0
25-Sep-15                  100                   72                   50                    15                    0
25-Sep-16                   97                   63                   39                    10                    0
25-Sep-17                   94                   55                   30                     7                    0
25-Sep-18                   91                   48                   23                     5                    0
25-Sep-19                   88                   42                   18                     3                    0
25-Sep-20                   84                   36                   14                     2                    0
25-Sep-21                   81                   31                   11                     1                    0
25-Sep-22                   77                   27                    8                     1                    0
25-Sep-23                   73                   23                    6                     1                    0
25-Sep-24                   69                   19                    5                     *                    0
25-Sep-25                   64                   16                    3                     *                    0
25-Sep-26                   59                   13                    3                     *                    0
25-Sep-27                   54                   11                    2                     *                    0
25-Sep-28                   48                    9                    1                     *                    0
25-Sep-29                   43                    7                    1                     *                    0
25-Sep-30                   36                    5                    1                     *                    0
25-Sep-31                   30                    4                    *                     *                    0
25-Sep-32                   23                    3                    *                     *                    0
25-Sep-33                   15                    2                    *                     *                    0
25-Sep-34                    8                    1                    *                     *                    0
25-Sep-35                    0                    0                    0                     0                    0

WAL                      21.86                13.95                10.84                  7.87                 4.99
Principal Window   Sep15-Aug35          Oct10-Aug35          Oct10-Aug35          Oct10-Aug35           Oct09-Jun12

LIBOR_1MO                  3.6                  3.6                  3.6                   3.6                  3.6
Prepay                   0 PPC               50 PPC              100 PPC               150 PPC              200 PPC



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                         CWALT05-54CBG3BBG - Dec - 3B1


Date                         1                    2                    3                     4                    5
30-Sep-05                  100                  100                  100                   100                  100
25-Sep-06                  100                  100                  100                   100                  100
25-Sep-07                  100                  100                  100                   100                  100
25-Sep-08                  100                  100                  100                   100                  100
25-Sep-09                  100                  100                  100                   100                  100
25-Sep-10                  100                  100                  100                   100                  100
25-Sep-11                  100                   97                   94                    90                   86
25-Sep-12                  100                   93                   86                    78                   65
25-Sep-13                  100                   87                   75                    63                   39
25-Sep-14                  100                   80                   63                    47                   23
25-Sep-15                  100                   72                   50                    33                   14
25-Sep-16                   97                   63                   39                    23                    8
25-Sep-17                   94                   55                   30                    15                    5
25-Sep-18                   91                   48                   23                    10                    3
25-Sep-19                   88                   42                   18                     7                    2
25-Sep-20                   84                   36                   14                     5                    1
25-Sep-21                   81                   31                   11                     3                    1
25-Sep-22                   77                   27                    8                     2                    *
25-Sep-23                   73                   23                    6                     1                    *
25-Sep-24                   69                   19                    5                     1                    *
25-Sep-25                   64                   16                    3                     1                    *
25-Sep-26                   59                   13                    3                     *                    *
25-Sep-27                   54                   11                    2                     *                    *
25-Sep-28                   48                    9                    1                     *                    *
25-Sep-29                   43                    7                    1                     *                    *
25-Sep-30                   36                    5                    1                     *                    *
25-Sep-31                   30                    4                    *                     *                    *
25-Sep-32                   23                    3                    *                     *                    *
25-Sep-33                   15                    2                    *                     *                    *
25-Sep-34                    8                    1                    *                     *                    *
25-Sep-35                    0                    0                    0                     0                    0

WAL                      21.86                13.95                10.84                  9.32                 7.98
Principal Window   Sep15-Aug35          Oct10-Aug35          Oct10-Aug35           Oct10-Aug35          Oct10-Aug35

LIBOR_1MO                  3.6                  3.6                  3.6                   3.6                  3.6
Prepay                   0 PPC               50 PPC              100 PPC               150 PPC              200 PPC



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                        CWALT05-54CBG3BBG - Dec - COLLAT


Date                         1                    2                    3                     4                    5
30-Sep-05                  100                  100                  100                   100                  100
25-Sep-06                  100                   92                   85                    77                   70
25-Sep-07                  100                   83                   68                    54                   42
25-Sep-08                  100                   75                   54                    38                   25
25-Sep-09                  100                   67                   43                    27                   15
25-Sep-10                  100                   61                   35                    19                    9
25-Sep-11                  100                   55                   28                    13                    5
25-Sep-12                  100                   49                   22                     9                    3
25-Sep-13                  100                   44                   18                     6                    2
25-Sep-14                  100                   40                   14                     4                    1
25-Sep-15                  100                   36                   11                     3                    1
25-Sep-16                   97                   31                    9                     2                    *
25-Sep-17                   94                   27                    7                     1                    *
25-Sep-18                   91                   24                    5                     1                    *
25-Sep-19                   88                   21                    4                     1                    *
25-Sep-20                   84                   18                    3                     *                    *
25-Sep-21                   81                   15                    2                     *                    *
25-Sep-22                   77                   13                    2                     *                    *
25-Sep-23                   73                   11                    1                     *                    *
25-Sep-24                   69                   10                    1                     *                    *
25-Sep-25                   64                    8                    1                     *                    *
25-Sep-26                   59                    7                    1                     *                    *
25-Sep-27                   54                    5                    *                     *                    *
25-Sep-28                   48                    4                    *                     *                    *
25-Sep-29                   43                    3                    *                     *                    *
25-Sep-30                   36                    3                    *                     *                    *
25-Sep-31                   30                    2                    *                     *                    *
25-Sep-32                   23                    1                    *                     *                    *
25-Sep-33                   15                    1                    *                     *                    *
25-Sep-34                    8                    *                    *                     *                    *
25-Sep-35                    0                    0                    0                     0                    0

WAL                      21.86                  8.6                 4.69                  3.09                 2.25
Principal Window   Sep15-Aug35          Oct05-Aug35          Oct05-Aug35           Oct05-Aug35          Oct05-Aug35

LIBOR_1MO                  3.6                  3.6                  3.6                   3.6                  3.6
Prepay                   0 PPC               50 PPC              100 PPC               150 PPC              200 PPC



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

--------------------------------------------------
$          VERSION: 3.01 (BLOOMBERG CMO BOND FILE)
--------------------------------------------------
$          DEAL: CWALT05-54CBG4BBG
$       PRICING: 100 PPC
$    SETTLEMENT: 20050930
------------------------------------------
------------------------------------------
$                 BLOCK: 1
!{         TRANCHE NAME: 4N1 }
$       ORIGINAL_AMOUNT: 42105000.00
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 5.5
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 2
!{         TRANCHE NAME: 4P1 }
$       ORIGINAL_AMOUNT: 15798775.00
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 4.75
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 3
!{         TRANCHE NAME: 4P2 }
$       ORIGINAL_AMOUNT: 15798775.00
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 5
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 4
!{         TRANCHE NAME: 4P3 }
$       ORIGINAL_AMOUNT: 15798775.00
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 5.25
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 5
!{         TRANCHE NAME: 4P4 }
$       ORIGINAL_AMOUNT: 15798775.00
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 5.5
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 6
!{         TRANCHE NAME: 4P5 }
$       ORIGINAL_AMOUNT: 15798775.00
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 5.75
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 7
!{         TRANCHE NAME: 4P6 }
$       ORIGINAL_AMOUNT: 15798775.00
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 6
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 8
!{         TRANCHE NAME: 4P7 }
$       ORIGINAL_AMOUNT: 15798775.00
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 6.25
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 9
!{         TRANCHE NAME: 4P8 }
$       ORIGINAL_AMOUNT: 58483580.00
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 5.5
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 10
!{         TRANCHE NAME: 4C1 }
$       ORIGINAL_AMOUNT: 185819995.00
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 5.5
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 11
!{         TRANCHE NAME: 4L1 }
$       ORIGINAL_AMOUNT: 3000000.00
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 5.5
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 12
!{         TRANCHE NAME: 4B1 }
$       ORIGINAL_AMOUNT: 21053000.00
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 5.5
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
--------------------------------------------------
--------------------------------------------------
$               TRANCHE: 1
$                  NAME: 4N1
$                 CSORT: 1
$                  TYPE: NAS
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 1 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 2
$                  NAME: 4P1
$                 CSORT: 2
$                  TYPE: PAC
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 2 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 3
$                  NAME: 4P2
$                 CSORT: 3
$                  TYPE: PAC
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 3 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 4
$                  NAME: 4P3
$                 CSORT: 4
$                  TYPE: PAC
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 4 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 5
$                  NAME: 4P4
$                 CSORT: 5
$                  TYPE: PAC
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 5 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 6
$                  NAME: 4P5
$                 CSORT: 6
$                  TYPE: PAC
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 6 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 7
$                  NAME: 4P6
$                 CSORT: 7
$                  TYPE: PAC
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 7 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 8
$                  NAME: 4P7
$                 CSORT: 8
$                  TYPE: PAC
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 8 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 9
$                  NAME: 4P8
$                 CSORT: 9
$                  TYPE: PAC
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 9 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 10
$                  NAME: 4C1
$                 CSORT: 10
$                  TYPE: SUP
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 10 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 11
$                  NAME: 4L1
$                 CSORT: 11
$                  TYPE:
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 11 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 12
$                  NAME: 4B1
$                 CSORT: 12
$                  TYPE: SUB
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 12 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
--------------------------------------------------
$     END_TRANCHES:
--------------------------------------------------
--------------------------------------------------
$      SCHEDULE: 1
$          PAYS: { TRANCHE(4P1,4P2,4P3,4P4,4P5,4P6,4P7,4P8) }

       20050925 169075005.00
       20051025 169075005.00
       20051125 169075005.00
       20051225 169075005.00
       20060125 169075005.00
       20060225 169075005.00
       20060325 169075005.00
       20060425 169075005.00
       20060525 169075005.00
       20060625 169075005.00
       20060725 169075005.00
       20060825 169075005.00
       20060925 167028929.89
       20061025 164993377.76
       20061125 162968294.51
       20061225 160953626.29
       20070125 158949319.53
       20070225 156955320.95
       20070325 154971577.52
       20070425 152998036.52
       20070525 151034645.46
       20070625 149081352.15
       20070725 147138104.65
       20070825 145204851.29
       20070925 143281540.69
       20071025 141368121.69
       20071125 139464543.43
       20071225 137570755.30
       20080125 135686706.95
       20080225 133812348.28
       20080325 131947629.47
       20080425 130092500.92
       20080525 128246913.33
       20080625 126410817.61
       20080725 124584164.96
       20080825 122766906.81
       20080925 120958994.84
       20081025 119160380.98
       20081125 117371017.42
       20081225 115590856.58
       20090125 113819851.13
       20090225 112057953.98
       20090325 110305118.29
       20090425 108561297.46
       20090525 106826445.12
       20090625 105100515.15
       20090725 103383461.66
       20090825 101675238.99
       20090925 99975801.74
       20091025 98285104.72
       20091125 96603102.97
       20091225 94929751.78
       20100125 93265006.65
       20100225 91608823.33
       20100325 89961157.79
       20100425 88321966.20
       20100525 86691205.01
       20100625 85068830.83
       20100725 83454800.55
       20100825 81849071.25
       20100925 80251600.23
       20101025 78759791.75
       20101125 77276006.48
       20101225 75800202.61
       20110125 74332338.55
       20110225 72872372.94
       20110325 71420264.61
       20110425 69975972.61
       20110525 68539456.21
       20110625 67110674.88
       20110725 65689588.29
       20110825 64276156.36
       20110925 62870339.16
       20111025 61503982.93
       20111125 60145047.46
       20111225 58793493.77
       20120125 57449283.11
       20120225 56112376.88
       20120325 54782736.73
       20120425 53460324.48
       20120525 52145102.15
       20120625 50837031.97
       20120725 49536076.36
       20120825 48242197.93
       20120925 46955359.48
       20121025 45775131.50
       20121125 44617812.54
       20121225 43482991.91
       20130125 42370265.99
       20130225 41279238.13
       20130325 40209518.52
       20130425 39160724.07
       20130525 38132478.32
       20130625 37124411.30
       20130725 36136159.44
       20130825 35167365.44
       20130925 34217678.20
       20131025 33447001.01
       20131125 32691066.80
       20131225 31949606.19
       20140125 31222354.54
       20140225 30509051.95
       20140325 29809443.11
       20140425 29123277.24
       20140525 28450308.05
       20140625 27790293.58
       20140725 27142996.22
       20140825 26508182.55
       20140925 25885623.33
       20141025 25411853.37
       20141125 24945853.99
       20141225 24487497.73
       20150125 24036659.25
       20150225 23593215.22
       20150325 23157044.39
       20150425 22728027.44
       20150525 22306047.05
       20150625 21890987.81
       20150725 21482736.20
       20150825 21081180.56
       20150925 20634336.53
       20151025 20195421.40
       20151125 19764298.21
       20151225 19340832.27
       20160125 18924891.23
       20160225 18516344.95
       20160325 18115065.55
       20160425 17720927.26
       20160525 17333806.51
       20160625 16953581.80
       20160725 16580133.69
       20160825 16213344.80
       20160925 15853099.72
       20161025 15499285.02
       20161125 15151789.19
       20161225 14810502.64
       20170125 14475317.62
       20170225 14146128.23
       20170325 13822830.37
       20170425 13505321.72
       20170525 13193501.70
       20170625 12887271.44
       20170725 12586533.77
       20170825 12291193.15
       20170925 12001155.71
       20171025 11716329.14
       20171125 11436622.74
       20171225 11161947.34
       20180125 10892215.28
       20180225 10627340.44
       20180325 10367238.12
       20180425 10111825.10
       20180525 9861019.58
       20180625 9614741.15
       20180725 9372910.76
       20180825 9135450.75
       20180925 8902284.75
       20181025 8673337.73
       20181125 8448535.91
       20181225 8227806.80
       20190125 8011079.14
       20190225 7798282.89
       20190325 7589349.22
       20190425 7384210.46
       20190525 7182800.11
       20190625 6985052.82
       20190725 6790904.34
       20190825 6600291.54
       20190925 6413152.37
       20191025 6229425.83
       20191125 6049051.98
       20191225 5871971.92
       20200125 5698127.73
       20200225 5527462.51
       20200325 5359920.33
       20200425 5195446.22
       20200525 5033986.16
       20200625 4875487.06
       20200725 4719896.72
       20200825 4567163.88
       20200925 4417238.12
       20201025 4270069.91
       20201125 4125610.58
       20201225 3983812.28
       20210125 3844627.98
       20210225 3708011.50
       20210325 3573917.40
       20210425 3442301.06
       20210525 3313118.63
       20210625 3186327.00
       20210725 3061883.81
       20210825 2939747.44
       20210925 2819876.97
       20211025 2702232.21
       20211125 2586773.63
       20211225 2473462.43
       20220125 2362260.45
       20220225 2253130.19
       20220325 2146034.80
       20220425 2040938.08
       20220525 1937804.44
       20220625 1836598.93
       20220725 1737287.17
       20220825 1639835.41
       20220925 1544210.47
       20221025 1450379.73
       20221125 1358311.16
       20221225 1267973.28
       20230125 1179335.15
       20230225 1092366.37
       20230325 1007037.07
       20230425 923317.88
       20230525 841179.97
       20230625 760595.00
       20230725 681535.11
       20230825 603972.94
       20230925 527881.60
       20231025 453234.67
       20231125 380006.18
       20231225 308170.63
       20240125 237702.95
       20240225 168578.50
       20240325 100773.10
       20240425 34262.97
       20240525 0.00
      END SCHEDULE: 1
--------------------------------------------------
     END OF BOND FILE
***************************************************
$         VERSION: 3.03 (BLOOMBERG CMO COLLATERAL FILE)
---------------------------------------------------
$    AGENCY_LIST:     Type   Factor Date    P/Y Delay     BV Delay
                    WHOLE 20050901 55 54
---------------------------------------------------
$     ASSUMED_POOLS:
--------------------------------------------------------------------------------
!G Loan Number  Loan Type    NET--CPN CURR--BALANCE ORIG--BALANCE  PY--WAC
FIXED----PAYMENT BLN AGE
--------------------------------------------------------------------------------
  L         1 WHOLE    LPM  5.500000000  421053000.00  421053000.00  5.900000000
WAM=359 359 1 (IO=119)

CREDIT | FIRST
SUISSE | BOSTON


                                 CWALT 05-54 CB

Group 4

Pay rules

1.  Pay the NAS Priority Amount to the 4N1
2.  Pay according to the Aggregate PAC A as follows:
        a.  Pay pro-rata to the 4P1-4P7 until retired
        b.  Pay the 4P8 until retired
3.  Pay the 4C1 until retired
4.  Pay disregarding the Aggregate PAC A as follows:
        a.  Pay pro-rata to the 4P1-4P7 until retired
        b.  Pay the 4P8 until retired
5.  Pay the 4L1 until retired
6.  Pay the 4N1 until retired





Notes

Pxing Speed = 100 PPC (8 TO 20 CPR OVER 12 MONTHS, 20 CPR THERAFTER)


NAS bonds = 4N1 standard 60 mo lockout. (apply shift to both sched and prepays) NAS Priority = Total 4N1 Balance/Total Non-PO Balance


Settlement = 9/30/05


                      Deal Summary Report CWALT05-54CBG4BBG

-------------------------------------------------------------------------------------------------------------------------
                                                                           Assumptions
-------------------------------------------------------------------------------------------------------------------------
Settlement                          30-Sep-05 Prepay                             100 PPC
1st Pay Date                       25-Oct-05 Default                               0 CDR
                                            Recovery                     0        months
                                            Severity                                  0%
-------------------------------------------------------------------------------------------------------------------------
Tranche                             Balance       Coupon         Principal          Avg      Dur      Yield     Spread
Name                                              Window              Life                               bp
-------------------------------------------------------------------------------------------------------------------------
4N1                           42,105,000.00          5.5     10/10 - 08/35      10.83656                  0           0
4P1                           15,798,775.00         4.75     09/06 - 08/11           3.4                  0           0
4P2                           15,798,775.00            5     09/06 - 08/11           3.4                  0           0
4P3                           15,798,775.00         5.25     09/06 - 08/11           3.4                  0           0
4P4                           15,798,775.00          5.5     09/06 - 08/11           3.4                  0           0
4P5                           15,798,775.00         5.75     09/06 - 08/11           3.4                  0           0
4P6                           15,798,775.00            6     09/06 - 08/11           3.4                  0           0
4P7                           15,798,775.00         6.25     09/06 - 08/11           3.4                  0           0
4P8                           58,483,580.00          5.5     08/11 - 04/22       8.48932     6.53     5.455         131
4C1                          185,819,995.00          5.5     10/05 - 10/10        1.9229                  0           0
4L1                            3,000,000.00          5.5     04/22 - 08/35      19.84185                  0           0
4B1                           21,053,000.00          5.5     10/10 - 08/35      10.83656     7.74      5.56         138
-------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                                                           Collateral
---------------------------------------------------------------------------------------------------------------------------
Settlement                                    Balance                 WAC         WAM        Age             WAL       Dur
1st Pay Date                          $421,053,000.00                 5.9         359          1         4.68765      3.73
---------------------------------------------------------------------------------------------------------------------------
Tranche                      Bench                    Price         $@1bp     Accrued     NetNet   Dated           Notes
Name                                                      %                    Int(M)       (MM)   Date
---------------------------------------------------------------------------------------------------------------------------
4N1                          Interp                                            186.55          0    1-Sep-05       FIX
4P1                          Interp                                             60.45          0    1-Sep-05       FIX
4P2                          Interp                                             63.63          0    1-Sep-05       FIX
4P3                          Interp                                             66.82          0    1-Sep-05       FIX
4P4                          Interp                                                70          0    1-Sep-05       FIX
4P5                          Interp                                             73.18          0    1-Sep-05       FIX
4P6                          Interp                                             76.36          0    1-Sep-05       FIX
4P7                          Interp                                             79.54          0    1-Sep-05       FIX
4P8                          Interp               100-11.02      38476.79      259.11     58.944    1-Sep-05       FIX
4C1                          Interp                                            823.29          0    1-Sep-05       FIX
4L1                          Interp                                             13.29          0    1-Sep-05       FIX
4B1                          Interp                99-21.00      16314.12       93.28     21.074    1-Sep-05       FIX
---------------------------------------------------------------------------------------------------------------------------




Treasury                                  Swaps
Mat   6MO   2YR   3YR   5YR  10YR  30YR     6MO   2YR   3YR   5YR  10YR  30YR
Yld 3.841 4.037 4.048 4.067 4.171 4.367   4.061 4.405 4.425 4.478 4.610 4.817


                         CWALT05-54CBG4BBG - Dec - 4P1


Date                         1                    2                    3                     4                    5
30-Sep-05                  100                  100                  100                   100                  100
25-Sep-06                  100                   98                   98                    98                   98
25-Sep-07                  100                   77                   77                    77                   46
25-Sep-08                  100                   56                   56                    32                    0
25-Sep-09                  100                   38                   38                     0                    0
25-Sep-10                  100                   20                   20                     0                    0
25-Sep-11                  100                    4                    0                     0                    0
25-Sep-12                  100                    0                    0                     0                    0
25-Sep-13                  100                    0                    0                     0                    0
25-Sep-14                  100                    0                    0                     0                    0
25-Sep-15                   99                    0                    0                     0                    0
25-Sep-16                   91                    0                    0                     0                    0
25-Sep-17                   81                    0                    0                     0                    0
25-Sep-18                   71                    0                    0                     0                    0
25-Sep-19                   61                    0                    0                     0                    0
25-Sep-20                   50                    0                    0                     0                    0
25-Sep-21                   38                    0                    0                     0                    0
25-Sep-22                   25                    0                    0                     0                    0
25-Sep-23                   12                    0                    0                     0                    0
25-Sep-24                    0                    0                    0                     0                    0

WAL                      14.81                 3.44                  3.4                  2.58                 1.98
Principal Window   Sep15-Aug24          Sep06-Jan12          Sep06-Aug11           Sep06-Jun09          Sep06-Jun08

Prepay                   0 PPC               50 PPC              100 PPC               150 PPC              200 PPC



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                         CWALT05-54CBG4BBG - Dec - 4P2


Date                             1                    2                    3                     4                    5
30-Sep-05                      100                  100                  100                   100                  100
25-Sep-06                      100                   98                   98                    98                   98
25-Sep-07                      100                   77                   77                    77                   46
25-Sep-08                      100                   56                   56                    32                    0
25-Sep-09                      100                   38                   38                     0                    0
25-Sep-10                      100                   20                   20                     0                    0
25-Sep-11                      100                    4                    0                     0                    0
25-Sep-12                      100                    0                    0                     0                    0
25-Sep-13                      100                    0                    0                     0                    0
25-Sep-14                      100                    0                    0                     0                    0
25-Sep-15                       99                    0                    0                     0                    0
25-Sep-16                       91                    0                    0                     0                    0
25-Sep-17                       81                    0                    0                     0                    0
25-Sep-18                       71                    0                    0                     0                    0
25-Sep-19                       61                    0                    0                     0                    0
25-Sep-20                       50                    0                    0                     0                    0
25-Sep-21                       38                    0                    0                     0                    0
25-Sep-22                       25                    0                    0                     0                    0
25-Sep-23                       12                    0                    0                     0                    0
25-Sep-24                        0                    0                    0                     0                    0

WAL                          14.81                 3.44                  3.4                  2.58                 1.98
Principal Window       Sep15-Aug24          Sep06-Jan12          Sep06-Aug11           Sep06-Jun09          Sep06-Jun08

Prepay                       0 PPC               50 PPC              100 PPC               150 PPC              200 PPC



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                         CWALT05-54CBG4BBG - Dec - 4P3


Date                                      1                    2                    3                     4                    5
30-Sep-05                               100                  100                  100                   100                  100
25-Sep-06                               100                   98                   98                    98                   98
25-Sep-07                               100                   77                   77                    77                   46
25-Sep-08                               100                   56                   56                    32                    0
25-Sep-09                               100                   38                   38                     0                    0
25-Sep-10                               100                   20                   20                     0                    0
25-Sep-11                               100                    4                    0                     0                    0
25-Sep-12                               100                    0                    0                     0                    0
25-Sep-13                               100                    0                    0                     0                    0
25-Sep-14                               100                    0                    0                     0                    0
25-Sep-15                                99                    0                    0                     0                    0
25-Sep-16                                91                    0                    0                     0                    0
25-Sep-17                                81                    0                    0                     0                    0
25-Sep-18                                71                    0                    0                     0                    0
25-Sep-19                                61                    0                    0                     0                    0
25-Sep-20                                50                    0                    0                     0                    0
25-Sep-21                                38                    0                    0                     0                    0
25-Sep-22                                25                    0                    0                     0                    0
25-Sep-23                                12                    0                    0                     0                    0
25-Sep-24                                 0                    0                    0                     0                    0

WAL                                   14.81                 3.44                  3.4                  2.58                 1.98
Principal Window                Sep15-Aug24          Sep06-Jan12          Sep06-Aug11           Sep06-Jun09          Sep06-Jun08

Prepay                                0 PPC               50 PPC              100 PPC               150 PPC              200 PPC



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                         CWALT05-54CBG4BBG - Dec - 4P4


Date                                      1                    2                    3                     4                    5
30-Sep-05                               100                  100                  100                   100                  100
25-Sep-06                               100                   98                   98                    98                   98
25-Sep-07                               100                   77                   77                    77                   46
25-Sep-08                               100                   56                   56                    32                    0
25-Sep-09                               100                   38                   38                     0                    0
25-Sep-10                               100                   20                   20                     0                    0
25-Sep-11                               100                    4                    0                     0                    0
25-Sep-12                               100                    0                    0                     0                    0
25-Sep-13                               100                    0                    0                     0                    0
25-Sep-14                               100                    0                    0                     0                    0
25-Sep-15                                99                    0                    0                     0                    0
25-Sep-16                                91                    0                    0                     0                    0
25-Sep-17                                81                    0                    0                     0                    0
25-Sep-18                                71                    0                    0                     0                    0
25-Sep-19                                61                    0                    0                     0                    0
25-Sep-20                                50                    0                    0                     0                    0
25-Sep-21                                38                    0                    0                     0                    0
25-Sep-22                                25                    0                    0                     0                    0
25-Sep-23                                12                    0                    0                     0                    0
25-Sep-24                                 0                    0                    0                     0                    0

WAL                                   14.81                 3.44                  3.4                  2.58                 1.98
Principal Window                Sep15-Aug24          Sep06-Jan12          Sep06-Aug11           Sep06-Jun09          Sep06-Jun08

Prepay                                0 PPC               50 PPC              100 PPC               150 PPC              200 PPC



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                         CWALT05-54CBG4BBG - Dec - 4P5


Date                                      1                    2                    3                     4                    5
30-Sep-05                               100                  100                  100                   100                  100
25-Sep-06                               100                   98                   98                    98                   98
25-Sep-07                               100                   77                   77                    77                   46
25-Sep-08                               100                   56                   56                    32                    0
25-Sep-09                               100                   38                   38                     0                    0
25-Sep-10                               100                   20                   20                     0                    0
25-Sep-11                               100                    4                    0                     0                    0
25-Sep-12                               100                    0                    0                     0                    0
25-Sep-13                               100                    0                    0                     0                    0
25-Sep-14                               100                    0                    0                     0                    0
25-Sep-15                                99                    0                    0                     0                    0
25-Sep-16                                91                    0                    0                     0                    0
25-Sep-17                                81                    0                    0                     0                    0
25-Sep-18                                71                    0                    0                     0                    0
25-Sep-19                                61                    0                    0                     0                    0
25-Sep-20                                50                    0                    0                     0                    0
25-Sep-21                                38                    0                    0                     0                    0
25-Sep-22                                25                    0                    0                     0                    0
25-Sep-23                                12                    0                    0                     0                    0
25-Sep-24                                 0                    0                    0                     0                    0

WAL                                   14.81                 3.44                  3.4                  2.58                 1.98
Principal Window                Sep15-Aug24          Sep06-Jan12          Sep06-Aug11           Sep06-Jun09          Sep06-Jun08

Prepay                                0 PPC               50 PPC              100 PPC               150 PPC              200 PPC



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                         CWALT05-54CBG4BBG - Dec - 4P6


Date                                      1                    2                    3                     4                    5
30-Sep-05                               100                  100                  100                   100                  100
25-Sep-06                               100                   98                   98                    98                   98
25-Sep-07                               100                   77                   77                    77                   46
25-Sep-08                               100                   56                   56                    32                    0
25-Sep-09                               100                   38                   38                     0                    0
25-Sep-10                               100                   20                   20                     0                    0
25-Sep-11                               100                    4                    0                     0                    0
25-Sep-12                               100                    0                    0                     0                    0
25-Sep-13                               100                    0                    0                     0                    0
25-Sep-14                               100                    0                    0                     0                    0
25-Sep-15                                99                    0                    0                     0                    0
25-Sep-16                                91                    0                    0                     0                    0
25-Sep-17                                81                    0                    0                     0                    0
25-Sep-18                                71                    0                    0                     0                    0
25-Sep-19                                61                    0                    0                     0                    0
25-Sep-20                                50                    0                    0                     0                    0
25-Sep-21                                38                    0                    0                     0                    0
25-Sep-22                                25                    0                    0                     0                    0
25-Sep-23                                12                    0                    0                     0                    0
25-Sep-24                                 0                    0                    0                     0                    0

WAL                                   14.81                 3.44                  3.4                  2.58                 1.98
Principal Window                Sep15-Aug24          Sep06-Jan12          Sep06-Aug11           Sep06-Jun09          Sep06-Jun08

Prepay                                0 PPC               50 PPC              100 PPC               150 PPC              200 PPC



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                         CWALT05-54CBG4BBG - Dec - 4P7


Date                                      1                    2                    3                     4                    5
30-Sep-05                               100                  100                  100                   100                  100
25-Sep-06                               100                   98                   98                    98                   98
25-Sep-07                               100                   77                   77                    77                   46
25-Sep-08                               100                   56                   56                    32                    0
25-Sep-09                               100                   38                   38                     0                    0
25-Sep-10                               100                   20                   20                     0                    0
25-Sep-11                               100                    4                    0                     0                    0
25-Sep-12                               100                    0                    0                     0                    0
25-Sep-13                               100                    0                    0                     0                    0
25-Sep-14                               100                    0                    0                     0                    0
25-Sep-15                                99                    0                    0                     0                    0
25-Sep-16                                91                    0                    0                     0                    0
25-Sep-17                                81                    0                    0                     0                    0
25-Sep-18                                71                    0                    0                     0                    0
25-Sep-19                                61                    0                    0                     0                    0
25-Sep-20                                50                    0                    0                     0                    0
25-Sep-21                                38                    0                    0                     0                    0
25-Sep-22                                25                    0                    0                     0                    0
25-Sep-23                                12                    0                    0                     0                    0
25-Sep-24                                 0                    0                    0                     0                    0

WAL                                   14.81                 3.44                  3.4                  2.58                 1.98
Principal Window                Sep15-Aug24          Sep06-Jan12          Sep06-Aug11           Sep06-Jun09          Sep06-Jun08

Prepay                                0 PPC               50 PPC              100 PPC               150 PPC              200 PPC



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                         CWALT05-54CBG4BBG - Dec - 4P8


Date                                      1                    2                    3                     4                    5
30-Sep-05                               100                  100                  100                   100                  100
25-Sep-06                               100                  100                  100                   100                  100
25-Sep-07                               100                  100                  100                   100                  100
25-Sep-08                               100                  100                  100                   100                   67
25-Sep-09                               100                  100                  100                    78                    0
25-Sep-10                               100                  100                  100                    21                    0
25-Sep-11                               100                  100                   94                     0                    0
25-Sep-12                               100                   80                   63                     0                    0
25-Sep-13                               100                   59                   42                     0                    0
25-Sep-14                               100                   44                   30                     0                    0
25-Sep-15                               100                   35                   23                     0                    0
25-Sep-16                               100                   27                   17                     0                    0
25-Sep-17                               100                   21                   12                     0                    0
25-Sep-18                               100                   15                    8                     0                    0
25-Sep-19                               100                   11                    5                     0                    0
25-Sep-20                               100                    8                    3                     0                    0
25-Sep-21                               100                    5                    1                     0                    0
25-Sep-22                               100                    3                    0                     0                    0
25-Sep-23                               100                    1                    0                     0                    0
25-Sep-24                                96                    0                    0                     0                    0
25-Sep-25                                68                    0                    0                     0                    0
25-Sep-26                                38                    0                    0                     0                    0
25-Sep-27                                 7                    0                    0                     0                    0
25-Sep-28                                 0                    0                    0                     0                    0

WAL                                   20.62                 9.62                 8.49                  4.53                 3.26
Principal Window                Aug24-Dec27          Jan12-May24          Aug11-Apr22           Jun09-May11          Jun08-Aug09

Prepay                                0 PPC               50 PPC              100 PPC               150 PPC              200 PPC



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                         CWALT05-54CBG4BBG - Dec - 4C1


Date                                      1                    2                    3                     4                    5
30-Sep-05                               100                  100                  100                   100                  100
25-Sep-06                               100                   84                   67                    50                   32
25-Sep-07                               100                   76                   41                    10                    0
25-Sep-08                               100                   69                   22                     0                    0
25-Sep-09                               100                   63                    9                     0                    0
25-Sep-10                               100                   59 *                                        0                    0
25-Sep-11                               100                   55                    0                     0                    0
25-Sep-12                               100                   53                    0                     0                    0
25-Sep-13                               100                   51                    0                     0                    0
25-Sep-14                               100                   47                    0                     0                    0
25-Sep-15                               100                   44                    0                     0                    0
25-Sep-16                               100                   39                    0                     0                    0
25-Sep-17                               100                   35                    0                     0                    0
25-Sep-18                               100                   31                    0                     0                    0
25-Sep-19                               100                   28                    0                     0                    0
25-Sep-20                               100                   24                    0                     0                    0
25-Sep-21                               100                   21                    0                     0                    0
25-Sep-22                               100                   18                    0                     0                    0
25-Sep-23                               100                   16                    0                     0                    0
25-Sep-24                               100                   13                    0                     0                    0
25-Sep-25                               100                   11                    0                     0                    0
25-Sep-26                               100                    9                    0                     0                    0
25-Sep-27                               100                    7                    0                     0                    0
25-Sep-28                                91                    5                    0                     0                    0
25-Sep-29                                80                    4                    0                     0                    0
25-Sep-30                                68                    3                    0                     0                    0
25-Sep-31                                56                    2                    0                     0                    0
25-Sep-32                                42                    1                    0                     0                    0
25-Sep-33                                28                    0                    0                     0                    0
25-Sep-34                                13                    0                    0                     0                    0
25-Sep-35                                 0                    0                    0                     0                    0

WAL                                   26.32                 9.21                 1.92                   1.1                 0.81
Principal Window                Dec27-Jul35          Oct05-May33          Oct05-Oct10           Oct05-Feb08          Oct05-Apr07

Prepay                                0 PPC               50 PPC              100 PPC               150 PPC              200 PPC



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                         CWALT05-54CBG4BBG - Dec - 4L1


Date                                      1                    2                    3                     4                    5
30-Sep-05                               100                  100                  100                   100                  100
25-Sep-06                               100                  100                  100                   100                  100
25-Sep-07                               100                  100                  100                   100                  100
25-Sep-08                               100                  100                  100                   100                  100
25-Sep-09                               100                  100                  100                   100                    5
25-Sep-10                               100                  100                  100                   100                    0
25-Sep-11                               100                  100                  100                     0                    0
25-Sep-12                               100                  100                  100                     0                    0
25-Sep-13                               100                  100                  100                     0                    0
25-Sep-14                               100                  100                  100                     0                    0
25-Sep-15                               100                  100                  100                     0                    0
25-Sep-16                               100                  100                  100                     0                    0
25-Sep-17                               100                  100                  100                     0                    0
25-Sep-18                               100                  100                  100                     0                    0
25-Sep-19                               100                  100                  100                     0                    0
25-Sep-20                               100                  100                  100                     0                    0
25-Sep-21                               100                  100                  100                     0                    0
25-Sep-22                               100                  100                   88                     0                    0
25-Sep-23                               100                  100                   66                     0                    0
25-Sep-24                               100                  100                   50                     0                    0
25-Sep-25                               100                  100                   37                     0                    0
25-Sep-26                               100                  100                   28                     0                    0
25-Sep-27                               100                  100                   20                     0                    0
25-Sep-28                               100                  100                   14                     0                    0
25-Sep-29                               100                  100                   10                     0                    0
25-Sep-30                               100                  100                    7                     0                    0
25-Sep-31                               100                  100                    5                     0                    0
25-Sep-32                               100                  100                    3                     0                    0
25-Sep-33                               100                   81                    2                     0                    0
25-Sep-34                               100                   36                    1                     0                    0
25-Sep-35                                 0                    0                    0                     0                    0

WAL                                   29.89                28.73                19.84                  5.78                 3.99
Principal Window                Jul35-Aug35          May33-Aug35          Apr22-Aug35           May11-Aug11          Aug09-Oct09

Prepay                                0 PPC               50 PPC              100 PPC               150 PPC              200 PPC



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                         CWALT05-54CBG4BBG - Dec - 4N1


Date                                      1                    2                    3                     4                    5
30-Sep-05                               100                  100                  100                   100                  100
25-Sep-06                               100                  100                  100                   100                  100
25-Sep-07                               100                  100                  100                   100                  100
25-Sep-08                               100                  100                  100                   100                  100
25-Sep-09                               100                  100                  100                   100                  100
25-Sep-10                               100                  100                  100                   100                   40
25-Sep-11                               100                   97                   94                    85                   11
25-Sep-12                               100                   93                   86                    52                    0
25-Sep-13                               100                   87                   75                    32                    0
25-Sep-14                               100                   80                   63                    21                    0
25-Sep-15                               100                   72                   50                    15                    0
25-Sep-16                                97                   63                   39                    10                    0
25-Sep-17                                94                   55                   30                     7                    0
25-Sep-18                                91                   48                   23                     5                    0
25-Sep-19                                88                   42                   18                     3                    0
25-Sep-20                                84                   36                   14                     2                    0
25-Sep-21                                81                   31                   11                     1                    0
25-Sep-22                                77                   27                    8                     1                    0
25-Sep-23                                73                   23                    6                     1                    0
25-Sep-24                                69                   19                    5                     *                    0
25-Sep-25                                64                   16                    3                     *                    0
25-Sep-26                                59                   13                    3                     *                    0
25-Sep-27                                54                   11                    2                     *                    0
25-Sep-28                                48                    9                    1                     *                    0
25-Sep-29                                43                    7                    1                     *                    0
25-Sep-30                                36                    5                    1                     *                    0
25-Sep-31                                30                    4                    *                     *                    0
25-Sep-32                                23                    3                    *                     *                    0
25-Sep-33                                15                    2                    *                     *                    0
25-Sep-34                                 8                    1                    *                     *                    0
25-Sep-35                                 0                    0                    0                     0                    0

WAL                                   21.86                13.95                10.84                  7.87                 4.99
Principal Window                Sep15-Aug35          Oct10-Aug35          Oct10-Aug35           Oct10-Aug35          Oct09-Jun12

Prepay                                0 PPC               50 PPC              100 PPC               150 PPC              200 PPC



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                         CWALT05-54CBG4BBG - Dec - 4B1


Date                                      1                    2                    3                     4                    5
30-Sep-05                               100                  100                  100                   100                  100
25-Sep-06                               100                  100                  100                   100                  100
25-Sep-07                               100                  100                  100                   100                  100
25-Sep-08                               100                  100                  100                   100                  100
25-Sep-09                               100                  100                  100                   100                  100
25-Sep-10                               100                  100                  100                   100                  100
25-Sep-11                               100                   97                   94                    90                   86
25-Sep-12                               100                   93                   86                    78                   65
25-Sep-13                               100                   87                   75                    63                   39
25-Sep-14                               100                   80                   63                    47                   23
25-Sep-15                               100                   72                   50                    33                   14
25-Sep-16                                97                   63                   39                    23                    8
25-Sep-17                                94                   55                   30                    15                    5
25-Sep-18                                91                   48                   23                    10                    3
25-Sep-19                                88                   42                   18                     7                    2
25-Sep-20                                84                   36                   14                     5                    1
25-Sep-21                                81                   31                   11                     3                    1
25-Sep-22                                77                   27                    8                     2                    *
25-Sep-23                                73                   23                    6                     1                    *
25-Sep-24                                69                   19                    5                     1                    *
25-Sep-25                                64                   16                    3                     1                    *
25-Sep-26                                59                   13                    3                     *                    *
25-Sep-27                                54                   11                    2                     *                    *
25-Sep-28                                48                    9                    1                     *                    *
25-Sep-29                                43                    7                    1                     *                    *
25-Sep-30                                36                    5                    1                     *                    *
25-Sep-31                                30                    4                    *                     *                    *
25-Sep-32                                23                    3                    *                     *                    *
25-Sep-33                                15                    2                    *                     *                    *
25-Sep-34                                 8                    1                    *                     *                    *
25-Sep-35                                 0                    0                    0                     0                    0

WAL                                   21.86                13.95                10.84                  9.32                 7.98
Principal Window                Sep15-Aug35          Oct10-Aug35          Oct10-Aug35           Oct10-Aug35          Oct10-Aug35

Prepay                                0 PPC               50 PPC              100 PPC               150 PPC              200 PPC



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                        CWALT05-54CBG4BBG - Dec - COLLAT


Date                                      1                    2                    3                     4                    5
30-Sep-05                               100                  100                  100                   100                  100
25-Sep-06                               100                   92                   85                    77                   70
25-Sep-07                               100                   83                   68                    54                   42
25-Sep-08                               100                   75                   54                    38                   25
25-Sep-09                               100                   67                   43                    27                   15
25-Sep-10                               100                   61                   35                    19                    9
25-Sep-11                               100                   55                   28                    13                    5
25-Sep-12                               100                   49                   22                     9                    3
25-Sep-13                               100                   44                   18                     6                    2
25-Sep-14                               100                   40                   14                     4                    1
25-Sep-15                               100                   36                   11                     3                    1
25-Sep-16                                97                   31                    9                     2                    *
25-Sep-17                                94                   27                    7                     1                    *
25-Sep-18                                91                   24                    5                     1                    *
25-Sep-19                                88                   21                    4                     1                    *
25-Sep-20                                84                   18                    3                     *                    *
25-Sep-21                                81                   15                    2                     *                    *
25-Sep-22                                77                   13                    2                     *                    *
25-Sep-23                                73                   11                    1                     *                    *
25-Sep-24                                69                   10                    1                     *                    *
25-Sep-25                                64                    8                    1                     *                    *
25-Sep-26                                59                    7                    1                     *                    *
25-Sep-27                                54                    5                    *                     *                    *
25-Sep-28                                48                    4                    *                     *                    *
25-Sep-29                                43                    3                    *                     *                    *
25-Sep-30                                36                    3                    *                     *                    *
25-Sep-31                                30                    2                    *                     *                    *
25-Sep-32                                23                    1                    *                     *                    *
25-Sep-33                                15                    1                    *                     *                    *
25-Sep-34                                 8                    *                    *                     *                    *
25-Sep-35                                 0                    0                    0                     0                    0

WAL                                   21.86                  8.6                 4.69                  3.09                 2.25
Principal Window                Sep15-Aug35          Oct05-Aug35          Oct05-Aug35           Oct05-Aug35          Oct05-Aug35

Prepay                                0 PPC               50 PPC              100 PPC               150 PPC              200 PPC



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

--------------------------------------------------
$          VERSION: 3.01 (BLOOMBERG CMO BOND FILE)
--------------------------------------------------
$          DEAL: CWALT05-54CBG5BBG
$       PRICING: 100 PPC
$    SETTLEMENT: 20050930
------------------------------------------
------------------------------------------
$                 BLOCK: 1
!{         TRANCHE NAME: 5N1 }
$       ORIGINAL_AMOUNT: 42105000.00
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 5.5
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 2
!{         TRANCHE NAME: 5P1 }
$       ORIGINAL_AMOUNT: 110591000.00
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 5.5
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 3
!{         TRANCHE NAME: 5P2 }
$       ORIGINAL_AMOUNT: 8327800.00
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 5
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 4
!{         TRANCHE NAME: 5P3 }
$       ORIGINAL_AMOUNT: 8327800.00
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 5.25
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 5
!{         TRANCHE NAME: 5P4 }
$       ORIGINAL_AMOUNT: 8327800.00
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 5.5
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 6
!{         TRANCHE NAME: 5P5 }
$       ORIGINAL_AMOUNT: 8327800.00
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 5.75
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 7
!{         TRANCHE NAME: 5P6 }
$       ORIGINAL_AMOUNT: 8327800.00
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 6
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 8
!{         TRANCHE NAME: 5P7 }
$       ORIGINAL_AMOUNT: 16845000.00
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 5.5
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 9
!{         TRANCHE NAME: 5C1 }
$       ORIGINAL_AMOUNT: 185820000.00
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 5.5
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 10
!{         TRANCHE NAME: 5L1 }
$       ORIGINAL_AMOUNT: 3000000.00
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 5.5
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 11
!{         TRANCHE NAME: 5B1 }
$       ORIGINAL_AMOUNT: 21053000.00
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 5.5
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
--------------------------------------------------
--------------------------------------------------
$               TRANCHE: 1
$                  NAME: 5N1
$                 CSORT: 1
$                  TYPE: NAS
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 1 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 2
$                  NAME: 5P1
$                 CSORT: 2
$                  TYPE: PAC
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 2 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 3
$                  NAME: 5P2
$                 CSORT: 3
$                  TYPE: PAC
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 3 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 4
$                  NAME: 5P3
$                 CSORT: 4
$                  TYPE: PAC
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 4 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 5
$                  NAME: 5P4
$                 CSORT: 5
$                  TYPE: PAC
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 5 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 6
$                  NAME: 5P5
$                 CSORT: 6
$                  TYPE: PAC
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 6 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 7
$                  NAME: 5P6
$                 CSORT: 7
$                  TYPE: PAC
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 7 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 8
$                  NAME: 5P7
$                 CSORT: 8
$                  TYPE: PAC
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 8 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 9
$                  NAME: 5C1
$                 CSORT: 9
$                  TYPE: SUP
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 9 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 10
$                  NAME: 5L1
$                 CSORT: 10
$                  TYPE:
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 10 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 11
$                  NAME: 5B1
$                 CSORT: 11
$                  TYPE: SUB
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 11 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
--------------------------------------------------
$     END_TRANCHES:
--------------------------------------------------
--------------------------------------------------
$      SCHEDULE: 1
$          PAYS: { TRANCHE(5P1,5P2,5P3,5P4,5P5,5P6,5P7) }

       20050925 169075000.00
       20051025 169075000.00
       20051125 169075000.00
       20051225 169075000.00
       20060125 169075000.00
       20060225 169075000.00
       20060325 169075000.00
       20060425 169075000.00
       20060525 169075000.00
       20060625 169075000.00
       20060725 169075000.00
       20060825 169075000.00
       20060925 167028924.89
       20061025 164993372.76
       20061125 162968289.51
       20061225 160953621.29
       20070125 158949314.53
       20070225 156955315.95
       20070325 154971572.52
       20070425 152998031.52
       20070525 151034640.46
       20070625 149081347.15
       20070725 147138099.65
       20070825 145204846.29
       20070925 143281535.69
       20071025 141368116.69
       20071125 139464538.43
       20071225 137570750.30
       20080125 135686701.95
       20080225 133812343.28
       20080325 131947624.47
       20080425 130092495.92
       20080525 128246908.33
       20080625 126410812.61
       20080725 124584159.96
       20080825 122766901.81
       20080925 120958989.84
       20081025 119160375.98
       20081125 117371012.42
       20081225 115590851.58
       20090125 113819846.13
       20090225 112057948.98
       20090325 110305113.29
       20090425 108561292.46
       20090525 106826440.12
       20090625 105100510.15
       20090725 103383456.66
       20090825 101675233.99
       20090925 99975796.74
       20091025 98285099.72
       20091125 96603097.97
       20091225 94929746.78
       20100125 93265001.65
       20100225 91608818.33
       20100325 89961152.79
       20100425 88321961.20
       20100525 86691200.01
       20100625 85068825.83
       20100725 83454795.55
       20100825 81849066.25
       20100925 80251595.23
       20101025 78759786.75
       20101125 77276001.48
       20101225 75800197.61
       20110125 74332333.55
       20110225 72872367.94
       20110325 71420259.61
       20110425 69975967.61
       20110525 68539451.21
       20110625 67110669.88
       20110725 65689583.29
       20110825 64276151.36
       20110925 62870334.16
       20111025 61503977.93
       20111125 60145042.46
       20111225 58793488.77
       20120125 57449278.11
       20120225 56112371.88
       20120325 54782731.73
       20120425 53460319.48
       20120525 52145097.15
       20120625 50837026.97
       20120725 49536071.36
       20120825 48242192.93
       20120925 46955354.48
       20121025 45775126.50
       20121125 44617807.54
       20121225 43482986.91
       20130125 42370260.99
       20130225 41279233.13
       20130325 40209513.52
       20130425 39160719.07
       20130525 38132473.32
       20130625 37124406.30
       20130725 36136154.44
       20130825 35167360.44
       20130925 34217673.20
       20131025 33446996.01
       20131125 32691061.80
       20131225 31949601.19
       20140125 31222349.54
       20140225 30509046.95
       20140325 29809438.11
       20140425 29123272.24
       20140525 28450303.05
       20140625 27790288.58
       20140725 27142991.22
       20140825 26508177.55
       20140925 25885618.33
       20141025 25411848.37
       20141125 24945848.99
       20141225 24487492.73
       20150125 24036654.25
       20150225 23593210.22
       20150325 23157039.39
       20150425 22728022.44
       20150525 22306042.05
       20150625 21890982.81
       20150725 21482731.20
       20150825 21081175.56
       20150925 20634331.53
       20151025 20195416.41
       20151125 19764293.21
       20151225 19340827.27
       20160125 18924886.23
       20160225 18516339.95
       20160325 18115060.55
       20160425 17720922.26
       20160525 17333801.51
       20160625 16953576.80
       20160725 16580128.69
       20160825 16213339.80
       20160925 15853094.72
       20161025 15499280.02
       20161125 15151784.19
       20161225 14810497.64
       20170125 14475312.62
       20170225 14146123.23
       20170325 13822825.37
       20170425 13505316.72
       20170525 13193496.70
       20170625 12887266.44
       20170725 12586528.77
       20170825 12291188.15
       20170925 12001150.71
       20171025 11716324.14
       20171125 11436617.74
       20171225 11161942.34
       20180125 10892210.28
       20180225 10627335.44
       20180325 10367233.12
       20180425 10111820.10
       20180525 9861014.58
       20180625 9614736.15
       20180725 9372905.76
       20180825 9135445.75
       20180925 8902279.75
       20181025 8673332.73
       20181125 8448530.91
       20181225 8227801.80
       20190125 8011074.14
       20190225 7798277.89
       20190325 7589344.22
       20190425 7384205.46
       20190525 7182795.11
       20190625 6985047.82
       20190725 6790899.34
       20190825 6600286.54
       20190925 6413147.37
       20191025 6229420.83
       20191125 6049046.99
       20191225 5871966.92
       20200125 5698122.73
       20200225 5527457.51
       20200325 5359915.33
       20200425 5195441.22
       20200525 5033981.16
       20200625 4875482.06
       20200725 4719891.72
       20200825 4567158.88
       20200925 4417233.12
       20201025 4270064.91
       20201125 4125605.58
       20201225 3983807.28
       20210125 3844622.98
       20210225 3708006.50
       20210325 3573912.40
       20210425 3442296.06
       20210525 3313113.63
       20210625 3186322.00
       20210725 3061878.81
       20210825 2939742.44
       20210925 2819871.97
       20211025 2702227.21
       20211125 2586768.63
       20211225 2473457.43
       20220125 2362255.45
       20220225 2253125.19
       20220325 2146029.80
       20220425 2040933.08
       20220525 1937799.44
       20220625 1836593.93
       20220725 1737282.17
       20220825 1639830.41
       20220925 1544205.47
       20221025 1450374.73
       20221125 1358306.16
       20221225 1267968.28
       20230125 1179330.15
       20230225 1092361.37
       20230325 1007032.07
       20230425 923312.88
       20230525 841174.97
       20230625 760590.00
       20230725 681530.11
       20230825 603967.94
       20230925 527876.60
       20231025 453229.67
       20231125 380001.18
       20231225 308165.63
       20240125 237697.95
       20240225 168573.50
       20240325 100768.10
       20240425 34257.97
       20240525 0.00
      END SCHEDULE: 1
--------------------------------------------------
     END OF BOND FILE
***************************************************
$         VERSION: 3.03 (BLOOMBERG CMO COLLATERAL FILE)
---------------------------------------------------
$    AGENCY_LIST:     Type   Factor Date    P/Y Delay     BV Delay
                    WHOLE 20050901 55 54
---------------------------------------------------
$     ASSUMED_POOLS:
--------------------------------------------------------------------------------
!G Loan Number  Loan Type    NET--CPN CURR--BALANCE ORIG--BALANCE  PY--WAC
FIXED----PAYMENT BLN AGE
--------------------------------------------------------------------------------
  L         1 WHOLE    LPM  5.500000000  421053000.00  421053000.00  5.900000000
WAM=359 359 1 (IO=119)

CREDIT | FIRST
SUISSE | BOSTON


                                 CWALT 05-54 CB

Group 5

Pay rules

1.  Pay the NAS Priority Amount to the 5N1
2.  Pay according to the Aggregate PAC A as follows:
        a.  Pay the 5P1 until retired
        b.  Pay pro-rata to the 5P2-5P6 until retired
        c.  Pay the 5P7 until retired
3.  Pay the 5C1 until retired
4.  Pay disregarding the Aggregate PAC A as follows:
        a.  Pay the 5P1 until retired
        b.  Pay pro-rata to the 5P2-5P6 until retired
        c.  Pay the 5P7 until retired
5.  Pay the 5L1 until retired
6.  Pay the 5N1 until retired





Notes

Pxing Speed = 100 PPC (8 TO 20 CPR OVER 12 MONTHS, 20 CPR THERAFTER)


NAS bonds = 5N1 standard 60 mo lockout. (apply shift to both sched and prepays) NAS Priority = Total 5N1 Balance/Total Non-PO Balance


Settlement = 9/30/05


----------------------------------------------------------------------------------------------------
                      Deal Summary Report CWALT05-54CBG5BBG
----------------------------------------------------------------------------------------------------
                                                                Assumptions
----------------------------------------------------------------------------------------------------
Settlement                 3  0-Sep-05 Prepay                      100 PPC
1st Pay Date                25-Oct-05 Default                        0 CDR
                                     Recovery                 0     months
                                     Severity                           0%
----------------------------------------------------------------------------------------------------
Tranche                   Balance      Coupon         Principal        Avg    Dur   Yield    Spread
 Name                                  Window              Life                        bp
----------------------------------------------------------------------------------------------------
5N1                 42,105,000.00         5.5     10/10 - 08/35      10.84              0         0
5P1                110,591,000.00         5.5     09/06 - 08/11        3.4              0         0
5P2                  8,327,800.00           5     08/11 - 11/14       7.13              0         0
5P3                  8,327,800.00        5.25     08/11 - 11/14       7.13              0         0
5P4                  8,327,800.00         5.5     08/11 - 11/14       7.13              0         0
5P5                  8,327,800.00        5.75     08/11 - 11/14       7.13              0         0
5P6                  8,327,800.00           6     08/11 - 11/14       7.13              0         0
5P7                 16,845,000.00         5.5     11/14 - 04/22      11.85              0         0
5C1                185,820,000.00         5.5     10/05 - 10/10       1.92              0         0
5L1                  3,000,000.00         5.5     04/22 - 08/35      19.84              0         0
5B1                 21,053,000.00         5.5     10/10 - 08/35      10.84   7.74    5.56       137
----------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
                                                             Collateral
-------------------------------------------------------------------------------------------------------
                                          Balance        WAC        WAM         Age       WAL      Dur
                                  $421,053,000.00        5.9        359           1      4.69     3.72
-------------------------------------------------------------------------------------------------------
Tranche               Bench                Price       $@1bp    Accrued      NetNet     Dated     Notes
Name                                           %                 Int(M)        (MM)     Date
-------------------------------------------------------------------------------------------------------
5N1                   Interp                                     186.55           0   1-Sep-05    FIX
5P1                   Interp                                     489.98           0   1-Sep-05    FIX
5P2                   Interp                                      33.54           0   1-Sep-05    FIX
5P3                   Interp                                      35.22           0   1-Sep-05    FIX
5P4                   Interp                                       36.9           0   1-Sep-05    FIX
5P5                   Interp                                      38.57           0   1-Sep-05    FIX
5P6                   Interp                                      40.25           0   1-Sep-05    FIX
5P7                   Interp                                      74.63           0   1-Sep-05    FIX
5C1                   Interp                                     823.29           0   1-Sep-05    FIX
5L1                   Interp                                      13.29           0   1-Sep-05    FIX
5B1                   Interp            99-21.00    16314.12      93.28      21.074   1-Sep-05    FIX
-------------------------------------------------------------------------------------------------------



Treasury                                  Swaps
Mat   6MO   2YR   3YR   5YR  10YR  30YR     6MO   2YR   3YR   5YR  10YR  30YR
Yld 3.786 3.980 4.004 4.039 4.178 4.399   4.053 4.360 4.407 4.476 4.622 4.853


                         CWALT05-54CBG5BBG - Dec - 5P1


Date                                      1                    2                    3                     4                    5
30-Sep-05                               100                  100                  100                   100                  100
25-Sep-06                               100                   98                   98                    98                   98
25-Sep-07                               100                   77                   77                    77                   46
25-Sep-08                               100                   56                   56                    32                    0
25-Sep-09                               100                   38                   38                     0                    0
25-Sep-10                               100                   20                   20                     0                    0
25-Sep-11                               100                    4                    0                     0                    0
25-Sep-12                               100                    0                    0                     0                    0
25-Sep-13                               100                    0                    0                     0                    0
25-Sep-14                               100                    0                    0                     0                    0
25-Sep-15                                99                    0                    0                     0                    0
25-Sep-16                                91                    0                    0                     0                    0
25-Sep-17                                81                    0                    0                     0                    0
25-Sep-18                                71                    0                    0                     0                    0
25-Sep-19                                61                    0                    0                     0                    0
25-Sep-20                                50                    0                    0                     0                    0
25-Sep-21                                38                    0                    0                     0                    0
25-Sep-22                                25                    0                    0                     0                    0
25-Sep-23                                12                    0                    0                     0                    0
25-Sep-24                                 0                    0                    0                     0                    0

WAL                                   14.81                 3.44                  3.4                  2.58                 1.98
Principal Window                Sep15-Aug24          Sep06-Jan12          Sep06-Aug11           Sep06-Jun09          Sep06-Jun08

Prepay                                0 PPC               50 PPC              100 PPC               150 PPC              200 PPC



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                         CWALT05-54CBG5BBG - Dec - 5P2


Date                                      1                    2                    3                     4                    5
30-Sep-05                               100                  100                  100                   100                  100
25-Sep-06                               100                  100                  100                   100                  100
25-Sep-07                               100                  100                  100                   100                  100
25-Sep-08                               100                  100                  100                   100                   54
25-Sep-09                               100                  100                  100                    69                    0
25-Sep-10                               100                  100                  100                     0                    0
25-Sep-11                               100                  100                   92                     0                    0
25-Sep-12                               100                   72                   48                     0                    0
25-Sep-13                               100                   42                   19                     0                    0
25-Sep-14                               100                   22                    1                     0                    0
25-Sep-15                               100                    9                    0                     0                    0
25-Sep-16                               100                    0                    0                     0                    0
25-Sep-17                               100                    0                    0                     0                    0
25-Sep-18                               100                    0                    0                     0                    0
25-Sep-19                               100                    0                    0                     0                    0
25-Sep-20                               100                    0                    0                     0                    0
25-Sep-21                               100                    0                    0                     0                    0
25-Sep-22                               100                    0                    0                     0                    0
25-Sep-23                               100                    0                    0                     0                    0
25-Sep-24                                95                    0                    0                     0                    0
25-Sep-25                                55                    0                    0                     0                    0
25-Sep-26                                13                    0                    0                     0                    0
25-Sep-27                                 0                    0                    0                     0                    0

WAL                                   20.14                 7.99                 7.13                  4.25                 3.07
Principal Window                Aug24-Jan27          Jan12-Jul16          Aug11-Nov14           Jun09-Jul10          Jun08-Mar09

Prepay                                0 PPC               50 PPC              100 PPC               150 PPC              200 PPC



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                         CWALT05-54CBG5BBG - Dec - 5P3


Date                                      1                    2                    3                     4                    5
30-Sep-05                               100                  100                  100                   100                  100
25-Sep-06                               100                  100                  100                   100                  100
25-Sep-07                               100                  100                  100                   100                  100
25-Sep-08                               100                  100                  100                   100                   54
25-Sep-09                               100                  100                  100                    69                    0
25-Sep-10                               100                  100                  100                     0                    0
25-Sep-11                               100                  100                   92                     0                    0
25-Sep-12                               100                   72                   48                     0                    0
25-Sep-13                               100                   42                   19                     0                    0
25-Sep-14                               100                   22                    1                     0                    0
25-Sep-15                               100                    9                    0                     0                    0
25-Sep-16                               100                    0                    0                     0                    0
25-Sep-17                               100                    0                    0                     0                    0
25-Sep-18                               100                    0                    0                     0                    0
25-Sep-19                               100                    0                    0                     0                    0
25-Sep-20                               100                    0                    0                     0                    0
25-Sep-21                               100                    0                    0                     0                    0
25-Sep-22                               100                    0                    0                     0                    0
25-Sep-23                               100                    0                    0                     0                    0
25-Sep-24                                95                    0                    0                     0                    0
25-Sep-25                                55                    0                    0                     0                    0
25-Sep-26                                13                    0                    0                     0                    0
25-Sep-27                                 0                    0                    0                     0                    0

WAL                                   20.14                 7.99                 7.13                  4.25                 3.07
Principal Window                Aug24-Jan27          Jan12-Jul16          Aug11-Nov14           Jun09-Jul10          Jun08-Mar09

Prepay                                0 PPC               50 PPC              100 PPC               150 PPC              200 PPC



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                         CWALT05-54CBG5BBG - Dec - 5P4


Date                                      1                    2                    3                     4                    5
30-Sep-05                               100                  100                  100                   100                  100
25-Sep-06                               100                  100                  100                   100                  100
25-Sep-07                               100                  100                  100                   100                  100
25-Sep-08                               100                  100                  100                   100                   54
25-Sep-09                               100                  100                  100                    69                    0
25-Sep-10                               100                  100                  100                     0                    0
25-Sep-11                               100                  100                   92                     0                    0
25-Sep-12                               100                   72                   48                     0                    0
25-Sep-13                               100                   42                   19                     0                    0
25-Sep-14                               100                   22                    1                     0                    0
25-Sep-15                               100                    9                    0                     0                    0
25-Sep-16                               100                    0                    0                     0                    0
25-Sep-17                               100                    0                    0                     0                    0
25-Sep-18                               100                    0                    0                     0                    0
25-Sep-19                               100                    0                    0                     0                    0
25-Sep-20                               100                    0                    0                     0                    0
25-Sep-21                               100                    0                    0                     0                    0
25-Sep-22                               100                    0                    0                     0                    0
25-Sep-23                               100                    0                    0                     0                    0
25-Sep-24                                95                    0                    0                     0                    0
25-Sep-25                                55                    0                    0                     0                    0
25-Sep-26                                13                    0                    0                     0                    0
25-Sep-27                                 0                    0                    0                     0                    0

WAL                                   20.14                 7.99                 7.13                  4.25                 3.07
Principal Window                Aug24-Jan27          Jan12-Jul16          Aug11-Nov14           Jun09-Jul10          Jun08-Mar09

Prepay                                0 PPC               50 PPC              100 PPC               150 PPC              200 PPC



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                         CWALT05-54CBG5BBG - Dec - 5P5


Date                                      1                    2                    3                     4                    5
30-Sep-05                               100                  100                  100                   100                  100
25-Sep-06                               100                  100                  100                   100                  100
25-Sep-07                               100                  100                  100                   100                  100
25-Sep-08                               100                  100                  100                   100                   54
25-Sep-09                               100                  100                  100                    69                    0
25-Sep-10                               100                  100                  100                     0                    0
25-Sep-11                               100                  100                   92                     0                    0
25-Sep-12                               100                   72                   48                     0                    0
25-Sep-13                               100                   42                   19                     0                    0
25-Sep-14                               100                   22                    1                     0                    0
25-Sep-15                               100                    9                    0                     0                    0
25-Sep-16                               100                    0                    0                     0                    0
25-Sep-17                               100                    0                    0                     0                    0
25-Sep-18                               100                    0                    0                     0                    0
25-Sep-19                               100                    0                    0                     0                    0
25-Sep-20                               100                    0                    0                     0                    0
25-Sep-21                               100                    0                    0                     0                    0
25-Sep-22                               100                    0                    0                     0                    0
25-Sep-23                               100                    0                    0                     0                    0
25-Sep-24                                95                    0                    0                     0                    0
25-Sep-25                                55                    0                    0                     0                    0
25-Sep-26                                13                    0                    0                     0                    0
25-Sep-27                                 0                    0                    0                     0                    0

WAL                                   20.14                 7.99                 7.13                  4.25                 3.07
Principal Window                Aug24-Jan27          Jan12-Jul16          Aug11-Nov14           Jun09-Jul10          Jun08-Mar09

Prepay                                0 PPC               50 PPC              100 PPC               150 PPC              200 PPC



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                         CWALT05-54CBG5BBG - Dec - 5P6


Date                                      1                    2                    3                     4                    5
30-Sep-05                               100                  100                  100                   100                  100
25-Sep-06                               100                  100                  100                   100                  100
25-Sep-07                               100                  100                  100                   100                  100
25-Sep-08                               100                  100                  100                   100                   54
25-Sep-09                               100                  100                  100                    69                    0
25-Sep-10                               100                  100                  100                     0                    0
25-Sep-11                               100                  100                   92                     0                    0
25-Sep-12                               100                   72                   48                     0                    0
25-Sep-13                               100                   42                   19                     0                    0
25-Sep-14                               100                   22                    1                     0                    0
25-Sep-15                               100                    9                    0                     0                    0
25-Sep-16                               100                    0                    0                     0                    0
25-Sep-17                               100                    0                    0                     0                    0
25-Sep-18                               100                    0                    0                     0                    0
25-Sep-19                               100                    0                    0                     0                    0
25-Sep-20                               100                    0                    0                     0                    0
25-Sep-21                               100                    0                    0                     0                    0
25-Sep-22                               100                    0                    0                     0                    0
25-Sep-23                               100                    0                    0                     0                    0
25-Sep-24                                95                    0                    0                     0                    0
25-Sep-25                                55                    0                    0                     0                    0
25-Sep-26                                13                    0                    0                     0                    0
25-Sep-27                                 0                    0                    0                     0                    0

WAL                                   20.14                 7.99                 7.13                  4.25                 3.07
Principal Window                Aug24-Jan27          Jan12-Jul16          Aug11-Nov14           Jun09-Jul10          Jun08-Mar09

Prepay                                0 PPC               50 PPC              100 PPC               150 PPC              200 PPC



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                         CWALT05-54CBG5BBG - Dec - 5P7


Date                                      1                    2                    3                     4                    5
30-Sep-05                               100                  100                  100                   100                  100
25-Sep-06                               100                  100                  100                   100                  100
25-Sep-07                               100                  100                  100                   100                  100
25-Sep-08                               100                  100                  100                   100                  100
25-Sep-09                               100                  100                  100                   100                    0
25-Sep-10                               100                  100                  100                    71                    0
25-Sep-11                               100                  100                  100                     0                    0
25-Sep-12                               100                  100                  100                     0                    0
25-Sep-13                               100                  100                  100                     0                    0
25-Sep-14                               100                  100                  100                     0                    0
25-Sep-15                               100                  100                   79                     0                    0
25-Sep-16                               100                   94                   57                     0                    0
25-Sep-17                               100                   71                   41                     0                    0
25-Sep-18                               100                   53                   27                     0                    0
25-Sep-19                               100                   38                   17                     0                    0
25-Sep-20                               100                   26                    9                     0                    0
25-Sep-21                               100                   17                    3                     0                    0
25-Sep-22                               100                    9                    0                     0                    0
25-Sep-23                               100                    3                    0                     0                    0
25-Sep-24                               100                    0                    0                     0                    0
25-Sep-25                               100                    0                    0                     0                    0
25-Sep-26                               100                    0                    0                     0                    0
25-Sep-27                                23                    0                    0                     0                    0
25-Sep-28                                 0                    0                    0                     0                    0

WAL                                   21.79                13.64                11.85                  5.22                 3.71
Principal Window                Jan27-Dec27          Jul16-May24          Nov14-Apr22           Jul10-May11          Mar09-Aug09

Prepay                                0 PPC               50 PPC              100 PPC               150 PPC              200 PPC



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                         CWALT05-54CBG5BBG - Dec - 5C1


Date                                      1                    2                    3                     4                    5
30-Sep-05                               100                  100                  100                   100                  100
25-Sep-06                               100                   84                   67                    50                   32
25-Sep-07                               100                   76                   41                    10                    0
25-Sep-08                               100                   69                   22                     0                    0
25-Sep-09                               100                   63                    9                     0                    0
25-Sep-10                               100                   59                    *                     0                    0
25-Sep-11                               100                   55                    0                     0                    0
25-Sep-12                               100                   53                    0                     0                    0
25-Sep-13                               100                   51                    0                     0                    0
25-Sep-14                               100                   47                    0                     0                    0
25-Sep-15                               100                   44                    0                     0                    0
25-Sep-16                               100                   39                    0                     0                    0
25-Sep-17                               100                   35                    0                     0                    0
25-Sep-18                               100                   31                    0                     0                    0
25-Sep-19                               100                   28                    0                     0                    0
25-Sep-20                               100                   24                    0                     0                    0
25-Sep-21                               100                   21                    0                     0                    0
25-Sep-22                               100                   18                    0                     0                    0
25-Sep-23                               100                   16                    0                     0                    0
25-Sep-24                               100                   13                    0                     0                    0
25-Sep-25                               100                   11                    0                     0                    0
25-Sep-26                               100                    9                    0                     0                    0
25-Sep-27                               100                    7                    0                     0                    0
25-Sep-28                                91                    5                    0                     0                    0
25-Sep-29                                80                    4                    0                     0                    0
25-Sep-30                                68                    3                    0                     0                    0
25-Sep-31                                56                    2                    0                     0                    0
25-Sep-32                                42                    1                    0                     0                    0
25-Sep-33                                28                    0                    0                     0                    0
25-Sep-34                                13                    0                    0                     0                    0
25-Sep-35                                 0                    0                    0                     0                    0

WAL                                   26.32                 9.21                 1.92                   1.1                 0.81
Principal Window                Dec27-Jul35          Oct05-May33          Oct05-Oct10           Oct05-Feb08          Oct05-Apr07

Prepay                                0 PPC               50 PPC              100 PPC               150 PPC              200 PPC



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                         CWALT05-54CBG5BBG - Dec - 5L1


Date                                      1                    2                    3                     4                    5
30-Sep-05                               100                  100                  100                   100                  100
25-Sep-06                               100                  100                  100                   100                  100
25-Sep-07                               100                  100                  100                   100                  100
25-Sep-08                               100                  100                  100                   100                  100
25-Sep-09                               100                  100                  100                   100                    5
25-Sep-10                               100                  100                  100                   100                    0
25-Sep-11                               100                  100                  100                     0                    0
25-Sep-12                               100                  100                  100                     0                    0
25-Sep-13                               100                  100                  100                     0                    0
25-Sep-14                               100                  100                  100                     0                    0
25-Sep-15                               100                  100                  100                     0                    0
25-Sep-16                               100                  100                  100                     0                    0
25-Sep-17                               100                  100                  100                     0                    0
25-Sep-18                               100                  100                  100                     0                    0
25-Sep-19                               100                  100                  100                     0                    0
25-Sep-20                               100                  100                  100                     0                    0
25-Sep-21                               100                  100                  100                     0                    0
25-Sep-22                               100                  100                   88                     0                    0
25-Sep-23                               100                  100                   66                     0                    0
25-Sep-24                               100                  100                   50                     0                    0
25-Sep-25                               100                  100                   37                     0                    0
25-Sep-26                               100                  100                   28                     0                    0
25-Sep-27                               100                  100                   20                     0                    0
25-Sep-28                               100                  100                   14                     0                    0
25-Sep-29                               100                  100                   10                     0                    0
25-Sep-30                               100                  100                    7                     0                    0
25-Sep-31                               100                  100                    5                     0                    0
25-Sep-32                               100                  100                    3                     0                    0
25-Sep-33                               100                   81                    2                     0                    0
25-Sep-34                               100                   36                    1                     0                    0
25-Sep-35                                 0                    0                    0                     0                    0

WAL                                   29.89                28.73                19.84                  5.78                 3.99
Principal Window                Jul35-Aug35          May33-Aug35          Apr22-Aug35           May11-Aug11          Aug09-Oct09

Prepay                                0 PPC               50 PPC              100 PPC               150 PPC              200 PPC



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                         CWALT05-54CBG5BBG - Dec - 5N1


Date                                      1                    2                    3                     4                    5
30-Sep-05                               100                  100                  100                   100                  100
25-Sep-06                               100                  100                  100                   100                  100
25-Sep-07                               100                  100                  100                   100                  100
25-Sep-08                               100                  100                  100                   100                  100
25-Sep-09                               100                  100                  100                   100                  100
25-Sep-10                               100                  100                  100                   100                   40
25-Sep-11                               100                   97                   94                    85                   11
25-Sep-12                               100                   93                   86                    52                    0
25-Sep-13                               100                   87                   75                    32                    0
25-Sep-14                               100                   80                   63                    21                    0
25-Sep-15                               100                   72                   50                    15                    0
25-Sep-16                                97                   63                   39                    10                    0
25-Sep-17                                94                   55                   30                     7                    0
25-Sep-18                                91                   48                   23                     5                    0
25-Sep-19                                88                   42                   18                     3                    0
25-Sep-20                                84                   36                   14                     2                    0
25-Sep-21                                81                   31                   11                     1                    0
25-Sep-22                                77                   27                    8                     1                    0
25-Sep-23                                73                   23                    6                     1                    0
25-Sep-24                                69                   19                    5                     *                    0
25-Sep-25                                64                   16                    3                     *                    0
25-Sep-26                                59                   13                    3                     *                    0
25-Sep-27                                54                   11                    2                     *                    0
25-Sep-28                                48                    9                    1                     *                    0
25-Sep-29                                43                    7                    1                     *                    0
25-Sep-30                                36                    5                    1                     *                    0
25-Sep-31                                30                    4                    *                     *                    0
25-Sep-32                                23                    3                    *                     *                    0
25-Sep-33                                15                    2                    *                     *                    0
25-Sep-34                                 8                    1                    *                     *                    0
25-Sep-35                                 0                    0                    0                     0                    0

WAL                                   21.86                13.95                10.84                  7.87                 4.99
Principal Window                Sep15-Aug35          Oct10-Aug35          Oct10-Aug35           Oct10-Aug35          Oct09-Jun12

Prepay                                0 PPC               50 PPC              100 PPC               150 PPC              200 PPC



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                         CWALT05-54CBG5BBG - Dec - 5B1


Date                                      1                    2                    3                     4                    5
30-Sep-05                               100                  100                  100                   100                  100
25-Sep-06                               100                  100                  100                   100                  100
25-Sep-07                               100                  100                  100                   100                  100
25-Sep-08                               100                  100                  100                   100                  100
25-Sep-09                               100                  100                  100                   100                  100
25-Sep-10                               100                  100                  100                   100                  100
25-Sep-11                               100                   97                   94                    90                   86
25-Sep-12                               100                   93                   86                    78                   65
25-Sep-13                               100                   87                   75                    63                   39
25-Sep-14                               100                   80                   63                    47                   23
25-Sep-15                               100                   72                   50                    33                   14
25-Sep-16                                97                   63                   39                    23                    8
25-Sep-17                                94                   55                   30                    15                    5
25-Sep-18                                91                   48                   23                    10                    3
25-Sep-19                                88                   42                   18                     7                    2
25-Sep-20                                84                   36                   14                     5                    1
25-Sep-21                                81                   31                   11                     3                    1
25-Sep-22                                77                   27                    8                     2                    *
25-Sep-23                                73                   23                    6                     1                    *
25-Sep-24                                69                   19                    5                     1                    *
25-Sep-25                                64                   16                    3                     1                    *
25-Sep-26                                59                   13                    3                     *                    *
25-Sep-27                                54                   11                    2                     *                    *
25-Sep-28                                48                    9                    1                     *                    *
25-Sep-29                                43                    7                    1                     *                    *
25-Sep-30                                36                    5                    1                     *                    *
25-Sep-31                                30                    4                    *                     *                    *
25-Sep-32                                23                    3                    *                     *                    *
25-Sep-33                                15                    2                    *                     *                    *
25-Sep-34                                 8                    1                    *                     *                    *
25-Sep-35                                 0                    0                    0                     0                    0

WAL                                   21.86                13.95                10.84                  9.32                 7.98
Principal Window                Sep15-Aug35          Oct10-Aug35          Oct10-Aug35           Oct10-Aug35          Oct10-Aug35

Prepay                                0 PPC               50 PPC              100 PPC               150 PPC              200 PPC



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                        CWALT05-54CBG5BBG - Dec - COLLAT


Date                                      1                    2                    3                     4                    5
30-Sep-05                               100                  100                  100                   100                  100
25-Sep-06                               100                   92                   85                    77                   70
25-Sep-07                               100                   83                   68                    54                   42
25-Sep-08                               100                   75                   54                    38                   25
25-Sep-09                               100                   67                   43                    27                   15
25-Sep-10                               100                   61                   35                    19                    9
25-Sep-11                               100                   55                   28                    13                    5
25-Sep-12                               100                   49                   22                     9                    3
25-Sep-13                               100                   44                   18                     6                    2
25-Sep-14                               100                   40                   14                     4                    1
25-Sep-15                               100                   36                   11                     3                    1
25-Sep-16                                97                   31                    9                     2                    *
25-Sep-17                                94                   27                    7                     1                    *
25-Sep-18                                91                   24                    5                     1                    *
25-Sep-19                                88                   21                    4                     1                    *
25-Sep-20                                84                   18                    3                     *                    *
25-Sep-21                                81                   15                    2                     *                    *
25-Sep-22                                77                   13                    2                     *                    *
25-Sep-23                                73                   11                    1                     *                    *
25-Sep-24                                69                   10                    1                     *                    *
25-Sep-25                                64                    8                    1                     *                    *
25-Sep-26                                59                    7                    1                     *                    *
25-Sep-27                                54                    5                    *                     *                    *
25-Sep-28                                48                    4                    *                     *                    *
25-Sep-29                                43                    3                    *                     *                    *
25-Sep-30                                36                    3                    *                     *                    *
25-Sep-31                                30                    2                    *                     *                    *
25-Sep-32                                23                    1                    *                     *                    *
25-Sep-33                                15                    1                    *                     *                    *
25-Sep-34                                 8                    *                    *                     *                    *
25-Sep-35                                 0                    0                    0                     0                    0

WAL                                   21.86                  8.6                 4.69                  3.09                 2.25
Principal Window                Sep15-Aug35          Oct05-Aug35          Oct05-Aug35           Oct05-Aug35          Oct05-Aug35

Prepay                                0 PPC               50 PPC              100 PPC               150 PPC              200 PPC



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CREDIT | FIRST
SUISSE | BOSTON


                                 CWALT 05-54 CB

Group 6

Pay rules

1.  Concurrently:
        a.  19.3072640909% to the 6PT1 until retired
        b.  80.6927359091% allocated as follows:
                i.  Pay the NAS Priority Amount to the 2A4 until retired
               ii. Beginning on the 1st Distribution date pay the lesser of (x) $296,142 and (y) 99.99% of the principal available in this step 2bii to the 2A3 until retired
              iii.  Pay the 2A1 until retired
               iv.  Pay the 2A3 until retired
                v.  Pay the 2A5 until retired
               vi.  Pay the 2A4 until retired



Notes

Pxing Speed = 100 PPC (8 TO 24 CPR OVER 12 MONTHS, 24 CPR THERAFTER)


NAS bonds = 2A4 standard 60 mo lockout. (apply shift to both sched and prepays) NAS Priority = Total 2A4 Balance/Total Non-PO Balance


Settlement = 9/30/05

--------------------------------------------------
$          VERSION: 3.01 (BLOOMBERG CMO BOND FILE)
--------------------------------------------------
$          DEAL: CWALT05-54CBG7bbg
$       PRICING: 100 PPC
$    SETTLEMENT: 20050930
------------------------------------------
------------------------------------------
$                 BLOCK: 1
!{         TRANCHE NAME: 3A4 }
$       ORIGINAL_AMOUNT: 34200000.00
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 5.5
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 2
!{         TRANCHE NAME: 3A7 }
$       ORIGINAL_AMOUNT: 27941250.00
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 5.5
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 3
!{         TRANCHE NAME: 3A5 }
$       ORIGINAL_AMOUNT: 100000000.00
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 5.5
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 4
!{         TRANCHE NAME: 3A6 }
$       ORIGINAL_AMOUNT: 11765000.00
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 5.5
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 5
!{         TRANCHE NAME: 7L1 }
$       ORIGINAL_AMOUNT: 13702752.00
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 5.5
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 6
!{         TRANCHE NAME: 7S1 }
$       ORIGINAL_AMOUNT: 144390998.00
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 5.5
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 7
!{         TRANCHE NAME: 3A1 }
$       ORIGINAL_AMOUNT: 10000000.00
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 5.125
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 8
!{         TRANCHE NAME: 7B1 }
$       ORIGINAL_AMOUNT: 18000000.00
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 5.5
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
--------------------------------------------------
$               PHANTOM: 9
!{         TRANCHE NAME: 3A2 }
$       ORIGINAL_AMOUNT: 681818.00
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 5.5
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
--------------------------------------------------
$               TRANCHE: 1
$                  NAME: 3A4
$                 CSORT: 1
$                  TYPE: NAS
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 1 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 2
$                  NAME: 3A7
$                 CSORT: 2
$                  TYPE:
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 2 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 3
$                  NAME: 3A5
$                 CSORT: 3
$                  TYPE:
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 3 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 4
$                  NAME: 3A6
$                 CSORT: 4
$                  TYPE:
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 4 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 5
$                  NAME: 7L1
$                 CSORT: 5
$                  TYPE:
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 5 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 6
$                  NAME: 7S1
$                 CSORT: 6
$                  TYPE:
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 6 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 7
$                  NAME: 3A1
$                 CSORT: 7
$                  TYPE:
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 7 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 8
$                  NAME: 3A2
$                 CSORT: 8
$                  TYPE: IO,NTL
$          RECORD_DELAY: 24
$              NOTIONAL:
$    COMPOSITION: BLOCK: 9 PRIN: 100.000000000 INT: 100.000000000
!  ( notional tranche name is 3A2 )
--------------------------------------------------
$               TRANCHE: 9
$                  NAME: 7B1
$                 CSORT: 9
$                  TYPE: SUB
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 8 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
--------------------------------------------------
$     END_TRANCHES:
--------------------------------------------------
--------------------------------------------------
     END OF BOND FILE
***************************************************
$         VERSION: 3.03 (BLOOMBERG CMO COLLATERAL FILE)
---------------------------------------------------
$    AGENCY_LIST:     Type   Factor Date    P/Y Delay     BV Delay
                    WHOLE 20050901 55 54
---------------------------------------------------
$     ASSUMED_POOLS:
--------------------------------------------------------------------------------
!G Loan Number  Loan Type    NET--CPN CURR--BALANCE ORIG--BALANCE  PY--WAC
FIXED----PAYMENT BLN AGE
--------------------------------------------------------------------------------
  L         1 WHOLE    LPM  5.500000000  360000000.00  360000000.00  6.050000000
WAM=360 360 0 (IO=120)

CREDIT | FIRST
SUISSE | BOSTON


                                 CWALT 05-54 CB

Group 7

Pay rules

1.  Pay the NAS Priority Amount to the 3A4 until retired
2.  Pay concurrently: a. 48.4858959033% to the 7S1 until retired
        b.  51.5141040967% allocated as follows:
                i. Beginning on the 1st Distribution date pay the lesser of (x) $293,630 and (y) 99.99% of the principal available in this step 2bi to the 3A7 until retired
               ii.  Pay pro-rata to the 3A5 and 3A6 until retired
              iii.  Pay the 3A7 until retired
               iv.  Pay the 7L1 until retired
3.  Pay the 3A1 until retired
4.  Pay the 3A4 until retired



Notes

Pxing Speed = 100 PPC (8 TO 24 CPR OVER 12 MONTHS, 24 CPR THERAFTER)


NAS bonds = 3A4 standard 60 mo lockout. (apply shift to both sched and prepays) NAS Priority = Total 3A4 Balance/Total Non-PO Balance


IO Bonds
3A2 = (.375/5.5) * 3A1 balance




Settlement = 9/30/05

--------------------------------------------------
$          VERSION: 3.01 (BLOOMBERG CMO BOND FILE)
--------------------------------------------------
$          DEAL: CWALT05-54CBG8BBG
$       PRICING: 100 PPC
$    SETTLEMENT: 20050930
------------------------------------------
------------------------------------------
$                 BLOCK: 1
!{         TRANCHE NAME: 8N1 }
$       ORIGINAL_AMOUNT: 34200000.00
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 5.5
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 2
!{         TRANCHE NAME: 8S1 }
$       ORIGINAL_AMOUNT: 289618191.00
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 5.5
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 3
!{         TRANCHE NAME: 3A8 }
$       ORIGINAL_AMOUNT: 2500000.00
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 5.75
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 4
!{         TRANCHE NAME: 3A9 }
$       ORIGINAL_AMOUNT: 2499991.00
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 6
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 5
!{         TRANCHE NAME: 3A10 }
$       ORIGINAL_AMOUNT: 2500000.00
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 6.25
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 6
!{         TRANCHE NAME: 8S2 }
$       ORIGINAL_AMOUNT: 681818.00
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 0
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 7
!{         TRANCHE NAME: 8L1 }
$       ORIGINAL_AMOUNT: 10000000.00
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 5.5
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 8
!{         TRANCHE NAME: 8B1 }
$       ORIGINAL_AMOUNT: 18000000.00
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 5.5
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
--------------------------------------------------
--------------------------------------------------
$               TRANCHE: 1
$                  NAME: 8N1
$                 CSORT: 1
$                  TYPE: NAS
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 1 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 2
$                  NAME: 8S1
$                 CSORT: 2
$                  TYPE:
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 2 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 3
$                  NAME: 3A8
$                 CSORT: 3
$                  TYPE:
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 3 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 4
$                  NAME: 3A9
$                 CSORT: 4
$                  TYPE:
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 4 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 5
$                  NAME: 3A10
$                 CSORT: 5
$                  TYPE:
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 5 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 6
$                  NAME: 8S2
$                 CSORT: 6
$                  TYPE:
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 6 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 7
$                  NAME: 8L1
$                 CSORT: 7
$                  TYPE:
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 7 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 8
$                  NAME: 8B1
$                 CSORT: 8
$                  TYPE: SUB
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 8 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
--------------------------------------------------
$     END_TRANCHES:
--------------------------------------------------
--------------------------------------------------
     END OF BOND FILE
***************************************************
$         VERSION: 3.03 (BLOOMBERG CMO COLLATERAL FILE)
---------------------------------------------------
$    AGENCY_LIST:     Type   Factor Date    P/Y Delay     BV Delay
                    WHOLE 20050901 55 54
---------------------------------------------------
$     ASSUMED_POOLS:
--------------------------------------------------------------------------------
!G Loan Number  Loan Type    NET--CPN CURR--BALANCE ORIG--BALANCE  PY--WAC
FIXED----PAYMENT BLN AGE
--------------------------------------------------------------------------------
  L         1 WHOLE    LPM  5.500000000  360000000.00  360000000.00  6.050000000
WAM=360 360 0 (IO=120)

CREDIT | FIRST
SUISSE | BOSTON


                                 CWALT 05-54 CB

Group 8

Pay rules

1.  Pay the NAS Priority Amount to the 8N1 until retired
2.  Pay the 8S1 until retired
3.  Pay pro-rata to the 8S2, 3A8, 3A9, and 3A10 until retired
4.  Pay the 8L1 until retired
5.  Pay the 8N1 until retired



Notes

Pxing Speed = 100 PPC (8 TO 24 CPR OVER 12 MONTHS, 24 CPR THERAFTER)


NAS bonds = 8N1 standard 60 mo lockout. (apply shift to both sched and prepays) NAS Priority = Total 8N1 Balance/Total Non-PO Balance






Settlement = 9/30/05

-----------------------------------------------------------------------------------------------------
                      Deal Summary Report CWALT05-54CBG8BBG
-----------------------------------------------------------------------------------------------------
                                                             Assumptions
-----------------------------------------------------------------------------------------------------
Settlement                   30-Sep-05 Prepay                      100 PPC
1st Pay Date                25-Oct-05 Default                        0 CDR
                                     Recovery                 0     months
                                     Severity                           0%
-----------------------------------------------------------------------------------------------------
Tranche                      Balance      Coupon      Principal        Avg    Dur   Yield    Spread
Name                                      Window           Life                        bp
-----------------------------------------------------------------------------------------------------
8N1                    34,200,000.00         5.5  10/10 - 09/35      10.12   7.38   5.644       140
8S1                   289,618,191.00         5.5  10/05 - 06/12       2.58              0         0
3A8                     2,500,000.00        5.75  06/12 - 05/13       7.16              0         0
3A9                     2,499,991.00           6  06/12 - 05/13       7.16              0         0
3A10                    2,500,000.00        6.25  06/12 - 05/13       7.16              0         0
8S2                       681,818.00           0  06/12 - 05/13       7.16              0         0
8L1                    10,000,000.00         5.5  05/13 - 09/35       9.95              0         0
8B1                    18,000,000.00         5.5  10/10 - 09/35      10.12   7.39   5.543       130
-----------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
                                                Collateral
---------------------------------------------------------------------------------------------------------
                                           Balance       WAC      WAM       Age         WAL         Dur
                                   $360,000,000.00      6.05      360         0        3.99        3.27
---------------------------------------------------------------------------------------------------------
      Tranche          Bench      Price            $@1bp       Accrued    NetNet     Dated      Notes
       Name                         %                          Int(M)     (MM)        Date
---------------------------------------------------------------------------------------------------------
8N1                    Nearest            99-01.26    25093.15    151.53    34.023   1-Sep-05     FIX
8S1                    Interp                                    1283.17         0   1-Sep-05     FIX
3A8                    Interp                                      11.58         0   1-Sep-05     FIX
3A9                    Interp                                      12.08         0   1-Sep-05     FIX
3A10                   Interp                                      12.59         0   1-Sep-05     FIX
8S2                    Interp                                          0         0   1-Sep-05     FIX
8L1                    Interp                                      44.31         0   1-Sep-05     FIX
8B1                    Interp             99-25.00    13339.96     79.75     18.04   1-Sep-05     FIX
---------------------------------------------------------------------------------------------------------




Treasury                                  Swaps

Mat   6MO   2YR   3YR   5YR  10YR  30YR     6MO   2YR   3YR   5YR  10YR  30YR

Yld 3.803 3.919 3.946 4.018 4.244 4.546   4.071 4.314 4.369 4.465 4.688 4.984


                         CWALT05-54CBG8BBG - Dec - 8S1


Date                             1                    2                    3                     4                    5
30-Sep-05                      100                  100                  100                   100                  100
25-Sep-06                      100                   90                   80                    70                   59
25-Sep-07                      100                   76                   55                    36                   19
25-Sep-08                      100                   64                   36                    14                    0
25-Sep-09                      100                   54                   21                     *                    0
25-Sep-10                      100                   44                   10                     0                    0
25-Sep-11                      100                   37                    4                     0                    0
25-Sep-12                      100                   30                    0                     0                    0
25-Sep-13                      100                   25                    0                     0                    0
25-Sep-14                      100                   21                    0                     0                    0
25-Sep-15                      100                   18                    0                     0                    0
25-Sep-16                       97                   14                    0                     0                    0
25-Sep-17                       94                   11                    0                     0                    0
25-Sep-18                       91                    9                    0                     0                    0
25-Sep-19                       88                    6                    0                     0                    0
25-Sep-20                       84                    5                    0                     0                    0
25-Sep-21                       80                    3                    0                     0                    0
25-Sep-22                       76                    1                    0                     0                    0
25-Sep-23                       72                    *                    0                     0                    0
25-Sep-24                       67                    0                    0                     0                    0
25-Sep-25                       62                    0                    0                     0                    0
25-Sep-26                       57                    0                    0                     0                    0
25-Sep-27                       52                    0                    0                     0                    0
25-Sep-28                       46                    0                    0                     0                    0
25-Sep-29                       40                    0                    0                     0                    0
25-Sep-30                       33                    0                    0                     0                    0
25-Sep-31                       26                    0                    0                     0                    0
25-Sep-32                       19                    0                    0                     0                    0
25-Sep-33                       11                    0                    0                     0                    0
25-Sep-34                        3                    0                    0                     0                    0
25-Sep-35                        0                    0                    0                     0                    0

WAL                          21.51                 5.62                 2.58                  1.73                  1.3
Principal Window       Oct15-Jan35          Oct05-Oct23          Oct05-Jun12           Oct05-Oct09          Oct05-Aug08

Prepay                       0 PPC               50 PPC              100 PPC               150 PPC              200 PPC



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                         CWALT05-54CBG8BBG - Dec - 3A8


Date                             1                    2                    3                     4                    5
30-Sep-05                      100                  100                  100                   100                  100
25-Sep-06                      100                  100                  100                   100                  100
25-Sep-07                      100                  100                  100                   100                  100
25-Sep-08                      100                  100                  100                   100                   40
25-Sep-09                      100                  100                  100                   100                    0
25-Sep-10                      100                  100                  100                     0                    0
25-Sep-11                      100                  100                  100                     0                    0
25-Sep-12                      100                  100                   61                     0                    0
25-Sep-13                      100                  100                    0                     0                    0
25-Sep-14                      100                  100                    0                     0                    0
25-Sep-15                      100                  100                    0                     0                    0
25-Sep-16                      100                  100                    0                     0                    0
25-Sep-17                      100                  100                    0                     0                    0
25-Sep-18                      100                  100                    0                     0                    0
25-Sep-19                      100                  100                    0                     0                    0
25-Sep-20                      100                  100                    0                     0                    0
25-Sep-21                      100                  100                    0                     0                    0
25-Sep-22                      100                  100                    0                     0                    0
25-Sep-23                      100                  100                    0                     0                    0
25-Sep-24                      100                   64                    0                     0                    0
25-Sep-25                      100                   31                    0                     0                    0
25-Sep-26                      100                    2                    0                     0                    0
25-Sep-27                      100                    0                    0                     0                    0
25-Sep-28                      100                    0                    0                     0                    0
25-Sep-29                      100                    0                    0                     0                    0
25-Sep-30                      100                    0                    0                     0                    0
25-Sep-31                      100                    0                    0                     0                    0
25-Sep-32                      100                    0                    0                     0                    0
25-Sep-33                      100                    0                    0                     0                    0
25-Sep-34                      100                    0                    0                     0                    0
25-Sep-35                        0                    0                    0                     0                    0

WAL                          29.49                19.49                 7.16                  4.19                 3.01
Principal Window       Jan35-May35          Oct23-Nov26          Jun12-May13           Oct09-Jan10          Aug08-Oct08

Prepay                       0 PPC               50 PPC              100 PPC               150 PPC              200 PPC



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                         CWALT05-54CBG8BBG - Dec - 3A9


Date                             1                    2                    3                     4                    5
30-Sep-05                      100                  100                  100                   100                  100
25-Sep-06                      100                  100                  100                   100                  100
25-Sep-07                      100                  100                  100                   100                  100
25-Sep-08                      100                  100                  100                   100                   40
25-Sep-09                      100                  100                  100                   100                    0
25-Sep-10                      100                  100                  100                     0                    0
25-Sep-11                      100                  100                  100                     0                    0
25-Sep-12                      100                  100                   61                     0                    0
25-Sep-13                      100                  100                    0                     0                    0
25-Sep-14                      100                  100                    0                     0                    0
25-Sep-15                      100                  100                    0                     0                    0
25-Sep-16                      100                  100                    0                     0                    0
25-Sep-17                      100                  100                    0                     0                    0
25-Sep-18                      100                  100                    0                     0                    0
25-Sep-19                      100                  100                    0                     0                    0
25-Sep-20                      100                  100                    0                     0                    0
25-Sep-21                      100                  100                    0                     0                    0
25-Sep-22                      100                  100                    0                     0                    0
25-Sep-23                      100                  100                    0                     0                    0
25-Sep-24                      100                   64                    0                     0                    0
25-Sep-25                      100                   31                    0                     0                    0
25-Sep-26                      100                    2                    0                     0                    0
25-Sep-27                      100                    0                    0                     0                    0
25-Sep-28                      100                    0                    0                     0                    0
25-Sep-29                      100                    0                    0                     0                    0
25-Sep-30                      100                    0                    0                     0                    0
25-Sep-31                      100                    0                    0                     0                    0
25-Sep-32                      100                    0                    0                     0                    0
25-Sep-33                      100                    0                    0                     0                    0
25-Sep-34                      100                    0                    0                     0                    0
25-Sep-35                        0                    0                    0                     0                    0

WAL                          29.49                19.49                 7.16                  4.19                 3.01
Principal Window       Jan35-May35          Oct23-Nov26          Jun12-May13           Oct09-Jan10          Aug08-Oct08

Prepay                       0 PPC               50 PPC              100 PPC               150 PPC              200 PPC



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                         CWALT05-54CBG8BBG - Dec - 3A10


Date                             1                    2                    3                     4                    5
30-Sep-05                      100                  100                  100                   100                  100
25-Sep-06                      100                  100                  100                   100                  100
25-Sep-07                      100                  100                  100                   100                  100
25-Sep-08                      100                  100                  100                   100                   40
25-Sep-09                      100                  100                  100                   100                    0
25-Sep-10                      100                  100                  100                     0                    0
25-Sep-11                      100                  100                  100                     0                    0
25-Sep-12                      100                  100                   61                     0                    0
25-Sep-13                      100                  100                    0                     0                    0
25-Sep-14                      100                  100                    0                     0                    0
25-Sep-15                      100                  100                    0                     0                    0
25-Sep-16                      100                  100                    0                     0                    0
25-Sep-17                      100                  100                    0                     0                    0
25-Sep-18                      100                  100                    0                     0                    0
25-Sep-19                      100                  100                    0                     0                    0
25-Sep-20                      100                  100                    0                     0                    0
25-Sep-21                      100                  100                    0                     0                    0
25-Sep-22                      100                  100                    0                     0                    0
25-Sep-23                      100                  100                    0                     0                    0
25-Sep-24                      100                   64                    0                     0                    0
25-Sep-25                      100                   31                    0                     0                    0
25-Sep-26                      100                    2                    0                     0                    0
25-Sep-27                      100                    0                    0                     0                    0
25-Sep-28                      100                    0                    0                     0                    0
25-Sep-29                      100                    0                    0                     0                    0
25-Sep-30                      100                    0                    0                     0                    0
25-Sep-31                      100                    0                    0                     0                    0
25-Sep-32                      100                    0                    0                     0                    0
25-Sep-33                      100                    0                    0                     0                    0
25-Sep-34                      100                    0                    0                     0                    0
25-Sep-35                        0                    0                    0                     0                    0

WAL                          29.49                19.49                 7.16                  4.19                 3.01
Principal Window       Jan35-May35          Oct23-Nov26          Jun12-May13           Oct09-Jan10          Aug08-Oct08

Prepay                       0 PPC               50 PPC              100 PPC               150 PPC              200 PPC



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                         CWALT05-54CBG8BBG - Dec - 8S2


Date                             1                    2                    3                     4                    5
30-Sep-05                      100                  100                  100                   100                  100
25-Sep-06                      100                  100                  100                   100                  100
25-Sep-07                      100                  100                  100                   100                  100
25-Sep-08                      100                  100                  100                   100                   40
25-Sep-09                      100                  100                  100                   100                    0
25-Sep-10                      100                  100                  100                     0                    0
25-Sep-11                      100                  100                  100                     0                    0
25-Sep-12                      100                  100                   61                     0                    0
25-Sep-13                      100                  100                    0                     0                    0
25-Sep-14                      100                  100                    0                     0                    0
25-Sep-15                      100                  100                    0                     0                    0
25-Sep-16                      100                  100                    0                     0                    0
25-Sep-17                      100                  100                    0                     0                    0
25-Sep-18                      100                  100                    0                     0                    0
25-Sep-19                      100                  100                    0                     0                    0
25-Sep-20                      100                  100                    0                     0                    0
25-Sep-21                      100                  100                    0                     0                    0
25-Sep-22                      100                  100                    0                     0                    0
25-Sep-23                      100                  100                    0                     0                    0
25-Sep-24                      100                   64                    0                     0                    0
25-Sep-25                      100                   31                    0                     0                    0
25-Sep-26                      100                    2                    0                     0                    0
25-Sep-27                      100                    0                    0                     0                    0
25-Sep-28                      100                    0                    0                     0                    0
25-Sep-29                      100                    0                    0                     0                    0
25-Sep-30                      100                    0                    0                     0                    0
25-Sep-31                      100                    0                    0                     0                    0
25-Sep-32                      100                    0                    0                     0                    0
25-Sep-33                      100                    0                    0                     0                    0
25-Sep-34                      100                    0                    0                     0                    0
25-Sep-35                        0                    0                    0                     0                    0

WAL                          29.49                19.49                 7.16                  4.19                 3.01
Principal Window       Jan35-May35          Oct23-Nov26          Jun12-May13           Oct09-Jan10          Aug08-Oct08

Prepay                       0 PPC               50 PPC              100 PPC               150 PPC              200 PPC



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                         CWALT05-54CBG8BBG - Dec - 8L1


Date                             1                    2                    3                     4                    5
30-Sep-05                      100                  100                  100                   100                  100
25-Sep-06                      100                  100                  100                   100                  100
25-Sep-07                      100                  100                  100                   100                  100
25-Sep-08                      100                  100                  100                   100                  100
25-Sep-09                      100                  100                  100                   100                    0
25-Sep-10                      100                  100                  100                     0                    0
25-Sep-11                      100                  100                  100                     0                    0
25-Sep-12                      100                  100                  100                     0                    0
25-Sep-13                      100                  100                   76                     0                    0
25-Sep-14                      100                  100                   42                     0                    0
25-Sep-15                      100                  100                   32                     0                    0
25-Sep-16                      100                  100                   24                     0                    0
25-Sep-17                      100                  100                   17                     0                    0
25-Sep-18                      100                  100                   13                     0                    0
25-Sep-19                      100                  100                    9                     0                    0
25-Sep-20                      100                  100                    7                     0                    0
25-Sep-21                      100                  100                    5                     0                    0
25-Sep-22                      100                  100                    4                     0                    0
25-Sep-23                      100                  100                    3                     0                    0
25-Sep-24                      100                  100                    2                     0                    0
25-Sep-25                      100                  100                    1                     0                    0
25-Sep-26                      100                  100                    1                     0                    0
25-Sep-27                      100                   82                    1                     0                    0
25-Sep-28                      100                   65                    *                     0                    0
25-Sep-29                      100                   50                    *                     0                    0
25-Sep-30                      100                   38                    *                     0                    0
25-Sep-31                      100                   28                    *                     0                    0
25-Sep-32                      100                   19                    *                     0                    0
25-Sep-33                      100                   11                    *                     0                    0
25-Sep-34                      100                    5                    *                     0                    0
25-Sep-35                        0                    0                    0                     0                    0

WAL                          29.84                 24.5                 9.95                  4.53                 3.24
Principal Window       May35-Sep35          Nov26-Sep35          May13-Sep35           Jan10-Jun10          Oct08-Feb09

Prepay                       0 PPC               50 PPC              100 PPC               150 PPC              200 PPC



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                         CWALT05-54CBG8BBG - Dec - 8N1


Date                             1                    2                    3                     4                    5
30-Sep-05                      100                  100                  100                   100                  100
25-Sep-06                      100                  100                  100                   100                  100
25-Sep-07                      100                  100                  100                   100                  100
25-Sep-08                      100                  100                  100                   100                  100
25-Sep-09                      100                  100                  100                   100                   47
25-Sep-10                      100                  100                  100                    81                    0
25-Sep-11                      100                   96                   92                    39                    0
25-Sep-12                      100                   91                   83                    16                    0
25-Sep-13                      100                   85                   70                     5                    0
25-Sep-14                      100                   77                   56                     2                    0
25-Sep-15                      100                   67                   43                     1                    0
25-Sep-16                       97                   58                   32                     1                    0
25-Sep-17                       95                   49                   23                     *                    0
25-Sep-18                       92                   42                   17                     *                    0
25-Sep-19                       88                   36                   13                     *                    0
25-Sep-20                       85                   30                    9                     *                    0
25-Sep-21                       81                   25                    7                     *                    0
25-Sep-22                       78                   21                    5                     *                    0
25-Sep-23                       74                   18                    4                     *                    0
25-Sep-24                       69                   15                    3                     *                    0
25-Sep-25                       65                   12                    2                     *                    0
25-Sep-26                       60                   10                    1                     *                    0
25-Sep-27                       55                    8                    1                     *                    0
25-Sep-28                       49                    6                    1                     *                    0
25-Sep-29                       43                    5                    *                     *                    0
25-Sep-30                       37                    4                    *                     *                    0
25-Sep-31                       31                    3                    *                     *                    0
25-Sep-32                       24                    2                    *                     *                    0
25-Sep-33                       16                    1                    *                     *                    0
25-Sep-34                        8                    *                    *                     *                    0
25-Sep-35                        0                    0                    0                     0                    0

WAL                          21.99                13.13                10.12                  6.02                 4.05
Principal Window       Oct15-Sep35          Oct10-Sep35          Oct10-Sep35           Jun10-Sep35          Feb09-Sep10

Prepay                       0 PPC               50 PPC              100 PPC               150 PPC              200 PPC



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                         CWALT05-54CBG8BBG - Dec - 8B1


Date                             1                    2                    3                     4                    5
30-Sep-05                      100                  100                  100                   100                  100
25-Sep-06                      100                  100                  100                   100                  100
25-Sep-07                      100                  100                  100                   100                  100
25-Sep-08                      100                  100                  100                   100                  100
25-Sep-09                      100                  100                  100                   100                  100
25-Sep-10                      100                  100                  100                   100                   98
25-Sep-11                      100                   96                   92                    88                   51
25-Sep-12                      100                   91                   83                    73                   27
25-Sep-13                      100                   85                   70                    56                   14
25-Sep-14                      100                   77                   56                    39                    7
25-Sep-15                      100                   67                   43                    25                    4
25-Sep-16                       97                   58                   32                    16                    2
25-Sep-17                       95                   49                   23                    10                    1
25-Sep-18                       92                   42                   17                     6                    *
25-Sep-19                       88                   36                   13                     4                    *
25-Sep-20                       85                   30                    9                     2                    *
25-Sep-21                       81                   25                    7                     1                    *
25-Sep-22                       78                   21                    5                     1                    *
25-Sep-23                       74                   18                    4                     1                    *
25-Sep-24                       69                   15                    3                     *                    *
25-Sep-25                       65                   12                    2                     *                    *
25-Sep-26                       60                   10                    1                     *                    *
25-Sep-27                       55                    8                    1                     *                    *
25-Sep-28                       49                    6                    1                     *                    *
25-Sep-29                       43                    5                    *                     *                    *
25-Sep-30                       37                    4                    *                     *                    *
25-Sep-31                       31                    3                    *                     *                    *
25-Sep-32                       24                    2                    *                     *                    *
25-Sep-33                       16                    1                    *                     *                    *
25-Sep-34                        8                    *                    *                     *                    *
25-Sep-35                        0                    0                    0                     0                    0

WAL                          21.99                13.13                10.12                  8.73                 6.53
Principal Window       Oct15-Sep35          Oct10-Sep35          Oct10-Sep35           Oct10-Sep35          Sep10-Sep35

Prepay                       0 PPC               50 PPC              100 PPC               150 PPC              200 PPC



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                        CWALT05-54CBG8BBG - Dec - COLLAT


Date                             1                    2                    3                     4                    5
30-Sep-05                      100                  100                  100                   100                  100
25-Sep-06                      100                   92                   84                    76                   67
25-Sep-07                      100                   81                   64                    48                   35
25-Sep-08                      100                   71                   48                    31                   18
25-Sep-09                      100                   63                   37                    20                    9
25-Sep-10                      100                   55                   28                    13                    5
25-Sep-11                      100                   49                   21                     8                    3
25-Sep-12                      100                   43                   16                     5                    1
25-Sep-13                      100                   38                   12                     3                    1
25-Sep-14                      100                   33                    9                     2                    *
25-Sep-15                      100                   29                    7                     1                    *
25-Sep-16                       97                   25                    5                     1                    *
25-Sep-17                       95                   21                    4                     1                    *
25-Sep-18                       92                   18                    3                     *                    *
25-Sep-19                       88                   15                    2                     *                    *
25-Sep-20                       85                   13                    2                     *                    *
25-Sep-21                       81                   11                    1                     *                    *
25-Sep-22                       78                    9                    1                     *                    *
25-Sep-23                       74                    8                    1                     *                    *
25-Sep-24                       69                    6                    *                     *                    *
25-Sep-25                       65                    5                    *                     *                    *
25-Sep-26                       60                    4                    *                     *                    *
25-Sep-27                       55                    3                    *                     *                    *
25-Sep-28                       49                    3                    *                     *                    *
25-Sep-29                       43                    2                    *                     *                    *
25-Sep-30                       37                    2                    *                     *                    *
25-Sep-31                       31                    1                    *                     *                    *
25-Sep-32                       24                    1                    *                     *                    *
25-Sep-33                       16                    *                    *                     *                    *
25-Sep-34                        8                    *                    *                     *                    *
25-Sep-35                        0                    0                    0                     0                    0

WAL                          21.99                 7.55                 3.99                  2.62                 1.92
Principal Window       Oct15-Sep35          Oct05-Sep35          Oct05-Sep35           Oct05-Sep35          Oct05-Sep35

Prepay                       0 PPC               50 PPC              100 PPC               150 PPC              200 PPC



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

--------------------------------------------------
$          VERSION: 3.01 (BLOOMBERG CMO BOND FILE)
--------------------------------------------------
$          DEAL: CWALT05-54CBG9bbg
$       PRICING: 100 PPC
$    SETTLEMENT: 20050930
------------------------------------------
------------------------------------------
$                 BLOCK: 1
!{         TRANCHE NAME: 9N1 }
$       ORIGINAL_AMOUNT: 34200000.00
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 5.5
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 2
!{         TRANCHE NAME: 9S1 }
$       ORIGINAL_AMOUNT: 153409000.00
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 5.5
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 3
!{         TRANCHE NAME: 3A13 }
$       ORIGINAL_AMOUNT: 131403000.00
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 5.5
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 4
!{         TRANCHE NAME: 9S2 }
$       ORIGINAL_AMOUNT: 12988000.00
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 5.5
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 5
!{         TRANCHE NAME: 9L1 }
$       ORIGINAL_AMOUNT: 10000000.00
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 5.5
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
$                 BLOCK: 6
!{         TRANCHE NAME: 9B1 }
$       ORIGINAL_AMOUNT: 18000000.00
$        CURRENT_FACTOR: 1.000000000
$        CURRENT_COUPON: 5.5
$        PRINCIPAL_FREQ: 12
$         PAYMENT_DELAY: 24
$            DATED_DATE: 20050901
$    FIRST_PAYMENT_DATE: 20051025
$     NEXT_PAYMENT_DATE: 20051025
$        ACCRUAL_METHOD: THIRTY_360
--------------------------------------------------
--------------------------------------------------
--------------------------------------------------
$               TRANCHE: 1
$                  NAME: 9N1
$                 CSORT: 1
$                  TYPE: NAS
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 1 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 2
$                  NAME: 9S1
$                 CSORT: 2
$                  TYPE:
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 2 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 3
$                  NAME: 3A13
$                 CSORT: 3
$                  TYPE:
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 3 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 4
$                  NAME: 9S2
$                 CSORT: 4
$                  TYPE:
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 4 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 5
$                  NAME: 9L1
$                 CSORT: 5
$                  TYPE:
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 5 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
$               TRANCHE: 6
$                  NAME: 9B1
$                 CSORT: 6
$                  TYPE: SUB
$          RECORD_DELAY: 24
$    COMPOSITION: BLOCK: 6 PRIN: 100.000000000 INT: 100.000000000
--------------------------------------------------
--------------------------------------------------
$     END_TRANCHES:
--------------------------------------------------
--------------------------------------------------
     END OF BOND FILE
***************************************************
$         VERSION: 3.03 (BLOOMBERG CMO COLLATERAL FILE)
---------------------------------------------------
$    AGENCY_LIST:     Type   Factor Date    P/Y Delay     BV Delay
                    WHOLE 20050901 55 54
---------------------------------------------------
$     ASSUMED_POOLS:
--------------------------------------------------------------------------------
!G Loan Number  Loan Type    NET--CPN CURR--BALANCE ORIG--BALANCE  PY--WAC
FIXED----PAYMENT BLN AGE
--------------------------------------------------------------------------------
 L         1 WHOLE     LPM  5.500000000  360000000.00  360000000.00  6.050000000
       WAM=360 360 0 (IO=120)

CREDIT | FIRST
SUISSE | BOSTON


                                 CWALT 05-54 CB

Group 9

Pay rules

1.  Pay the NAS Priority Amount to the 9N1 until retired
2.  Concurrently:
        a.  51.5141034251% to the 9S1 until retired
        b.  48.4858965749% allocated as follows:
                i.  Pay the 3A13 until retired
               ii.  Pay the 9S2 until retired
3.  Pay the 9L1 until retired
4.  Pay the 9N1 until retired




Notes

Pxing Speed = 100 PPC (8 TO 24 CPR OVER 12 MONTHS, 24 CPR THERAFTER)


NAS bonds = 9N1 standard 60 mo lockout. (apply shift to both sched and prepays) NAS Priority = Total 9N1 Balance/Total Non-PO Balance


Settlement = 9/30/05

----------------------------------------------------------------------------------------------------
                       Deal Summary Report CWALT05-54G6BBG
----------------------------------------------------------------------------------------------------
                                                             Assumptions
----------------------------------------------------------------------------------------------------

Settlement                 30-Sep-05 Prepay                       100 PPC
1st Pay Date               25-Oct-05 Default                        0 CDR
                                     Recovery                 0    months
                                     Severity                          0%
----------------------------------------------------------------------------------------------------
Tranche                      Balance     Coupon       Principal       Avg    Dur   Yield    Spread
Name                                     Window            Life                       bp
----------------------------------------------------------------------------------------------------
6PT1                   42,475,981.00        5.5   10/05 - 08/35       3.6   2.99    5.47       155
2A4                    17,752,402.00        5.5   10/10 - 08/35     10.12   7.39    5.57       140
2A3                    28,161,765.00        5.5   10/05 - 03/11      3.46   3.03    5.03       111
2A1                   112,647,059.00        5.5   10/05 - 04/10         2   1.81     5.4       114
2A5                    18,962,793.00        5.5   03/11 - 08/35      7.27   5.74    5.85       180
6B1                    11,578,947.00        5.5   10/10 - 08/35     10.12    7.4    5.53       136
----------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
                                               Collateral
--------------------------------------------------------------------------------------------------------
                                           Balance     WAC      WAM       Age          WAL        Dur
                                   $231,578,947.00    6.05      359         1         3.93       3.23
--------------------------------------------------------------------------------------------------------
Tranche               Bench                 Price      $@1bp    Accrued     NetNet  Dated        Notes
Name                                            %                Int(M)       (MM)  Date
--------------------------------------------------------------------------------------------------------
6PT1                  Interp                99-29   12734.85     188.19     42.624  1-Sep-05     FIX
2A4                   Nearest              99-19+   13123.42      78.65     17.763  1-Sep-05     FIX
2A3                   Interp              101-08+    8671.11     124.77     28.643  1-Sep-05     FIX
2A1                   Interp                99-30   20499.98     499.09    113.076  1-Sep-05     FIX
2A5                   Interp               97-31+   10717.03      84.02     18.663  1-Sep-05     FIX
6B1                   Interp                99-29    8593.44       51.3     11.619  1-Sep-05     FIX
--------------------------------------------------------------------------------------------------------



Treasury                                  Swaps

Mat   6MO   2YR   3YR   5YR  10YR  30YR     6MO   2YR   3YR   5YR  10YR  30YR

Yld 3.760 3.882 3.901 3.957 4.166 4.451   4.007 4.259 4.301 4.381 4.578 4.866


                          CWALT05-54G6BBG - Dec - 2A3


Date                             1                    2                    3                     4                    5
30-Sep-05                      100                  100                  100                   100                  100
25-Sep-06                      100                   87                   87                    87                   87
25-Sep-07                      100                   75                   75                    75                   59
25-Sep-08                      100                   62                   62                    37                    0
25-Sep-09                      100                   50                   50                     0                    0
25-Sep-10                      100                   37                   19                     0                    0
25-Sep-11                      100                   24                    0                     0                    0
25-Sep-12                      100                   12                    0                     0                    0
25-Sep-13                      100                    0                    0                     0                    0
25-Sep-14                      100                    0                    0                     0                    0
25-Sep-15                       99                    0                    0                     0                    0
25-Sep-16                       86                    0                    0                     0                    0
25-Sep-17                       74                    0                    0                     0                    0
25-Sep-18                       61                    0                    0                     0                    0
25-Sep-19                       48                    0                    0                     0                    0
25-Sep-20                       36                    0                    0                     0                    0
25-Sep-21                       23                    0                    0                     0                    0
25-Sep-22                       11                    0                    0                     0                    0
25-Sep-23                        0                    0                    0                     0                    0

WAL                          13.91                 3.99                 3.46                   2.5                  1.9
Principal Window       Sep15-Aug23          Oct05-Sep13          Oct05-Mar11           Oct05-Mar09          Oct05-Mar08

Prepay                       0 PPC               50 PPC              100 PPC               150 PPC              200 PPC



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                          CWALT05-54G6BBG - Dec - 2A1


Date                             1                    2                    3                     4                    5
30-Sep-05                      100                  100                  100                   100                  100
25-Sep-06                      100                   89                   74                    59                   44
25-Sep-07                      100                   74                   44                    19                    0
25-Sep-08                      100                   61                   23                     0                    0
25-Sep-09                      100                   50                    7                     0                    0
25-Sep-10                      100                   41                    0                     0                    0
25-Sep-11                      100                   34                    0                     0                    0
25-Sep-12                      100                   29                    0                     0                    0
25-Sep-13                      100                   25                    0                     0                    0
25-Sep-14                      100                   19                    0                     0                    0
25-Sep-15                      100                   15                    0                     0                    0
25-Sep-16                       99                   10                    0                     0                    0
25-Sep-17                       98                    6                    0                     0                    0
25-Sep-18                       97                    3                    0                     0                    0
25-Sep-19                       96                    0                    0                     0                    0
25-Sep-20                       94                    0                    0                     0                    0
25-Sep-21                       92                    0                    0                     0                    0
25-Sep-22                       90                    0                    0                     0                    0
25-Sep-23                       87                    0                    0                     0                    0
25-Sep-24                       81                    0                    0                     0                    0
25-Sep-25                       74                    0                    0                     0                    0
25-Sep-26                       67                    0                    0                     0                    0
25-Sep-27                       60                    0                    0                     0                    0
25-Sep-28                       52                    0                    0                     0                    0
25-Sep-29                       44                    0                    0                     0                    0
25-Sep-30                       35                    0                    0                     0                    0
25-Sep-31                       26                    0                    0                     0                    0
25-Sep-32                       16                    0                    0                     0                    0
25-Sep-33                        5                    0                    0                     0                    0
25-Sep-34                        0                    0                    0                     0                    0

WAL                          22.68                 5.07                    2                  1.29                 0.97
Principal Window       Sep15-Mar34          Oct05-Sep19          Oct05-Apr10           Oct05-Jun08          Oct05-Aug07

Prepay                       0 PPC               50 PPC              100 PPC               150 PPC              200 PPC



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                          CWALT05-54G6BBG - Dec - 2A5


Date                             1                    2                    3                     4                    5
30-Sep-05                      100                  100                  100                   100                  100
25-Sep-06                      100                  100                  100                   100                  100
25-Sep-07                      100                  100                  100                   100                  100
25-Sep-08                      100                  100                  100                   100                   29
25-Sep-09                      100                  100                  100                    47                    0
25-Sep-10                      100                  100                  100                     0                    0
25-Sep-11                      100                  100                   75                     0                    0
25-Sep-12                      100                  100                   39                     0                    0
25-Sep-13                      100                  100                   19                     0                    0
25-Sep-14                      100                  100                   10                     0                    0
25-Sep-15                      100                  100                    8                     0                    0
25-Sep-16                      100                  100                    6                     0                    0
25-Sep-17                      100                  100                    4                     0                    0
25-Sep-18                      100                  100                    3                     0                    0
25-Sep-19                      100                  100                    2                     0                    0
25-Sep-20                      100                   84                    2                     0                    0
25-Sep-21                      100                   71                    1                     0                    0
25-Sep-22                      100                   60                    1                     0                    0
25-Sep-23                      100                   50                    1                     0                    0
25-Sep-24                      100                   41                    *                     0                    0
25-Sep-25                      100                   34                    *                     0                    0
25-Sep-26                      100                   27                    *                     0                    0
25-Sep-27                      100                   22                    *                     0                    0
25-Sep-28                      100                   17                    *                     0                    0
25-Sep-29                      100                   13                    *                     0                    0
25-Sep-30                      100                   10                    *                     0                    0
25-Sep-31                      100                    7                    *                     0                    0
25-Sep-32                      100                    5                    *                     0                    0
25-Sep-33                      100                    3                    *                     0                    0
25-Sep-34                       65                    1                    *                     0                    0
25-Sep-35                        0                    0                    0                     0                    0

WAL                          29.23                18.97                 7.27                  4.02                 2.87
Principal Window       Mar34-Aug35          Sep19-Aug35          Mar11-Aug35           Mar09-May10          Mar08-Jan09

Prepay                       0 PPC               50 PPC              100 PPC               150 PPC              200 PPC



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                          CWALT05-54G6BBG - Dec - 2A4


Date                             1                    2                    3                     4                    5
30-Sep-05                      100                  100                  100                   100                  100
25-Sep-06                      100                  100                  100                   100                  100
25-Sep-07                      100                  100                  100                   100                  100
25-Sep-08                      100                  100                  100                   100                  100
25-Sep-09                      100                  100                  100                   100                   43
25-Sep-10                      100                  100                  100                    77                    0
25-Sep-11                      100                   96                   92                    37                    0
25-Sep-12                      100                   91                   83                    15                    0
25-Sep-13                      100                   85                   70                     4                    0
25-Sep-14                      100                   77                   56                     1                    0
25-Sep-15                      100                   67                   43                     1                    0
25-Sep-16                       97                   58                   32                     *                    0
25-Sep-17                       94                   49                   23                     *                    0
25-Sep-18                       91                   42                   17                     *                    0
25-Sep-19                       88                   36                   13                     *                    0
25-Sep-20                       85                   30                    9                     *                    0
25-Sep-21                       81                   25                    7                     *                    0
25-Sep-22                       77                   21                    5                     *                    0
25-Sep-23                       73                   18                    3                     *                    0
25-Sep-24                       69                   15                    2                     *                    0
25-Sep-25                       64                   12                    2                     *                    0
25-Sep-26                       59                   10                    1                     *                    0
25-Sep-27                       54                    8                    1                     *                    0
25-Sep-28                       49                    6                    1                     *                    0
25-Sep-29                       43                    5                    *                     *                    0
25-Sep-30                       37                    4                    *                     *                    0
25-Sep-31                       30                    3                    *                     *                    0
25-Sep-32                       23                    2                    *                     *                    0
25-Sep-33                       16                    1                    *                     *                    0
25-Sep-34                        8                    *                    *                     *                    0
25-Sep-35                        0                    0                    0                     0                    0

WAL                          21.91                13.11                10.12                  5.93                 3.98
Principal Window       Sep15-Aug35          Oct10-Aug35          Oct10-Aug35           May10-Aug35          Jan09-Aug10

Prepay                       0 PPC               50 PPC              100 PPC               150 PPC              200 PPC



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                          CWALT05-54G6BBG - Dec - 6PT1


Date                             1                    2                    3                     4                    5
30-Sep-05                      100                  100                  100                   100                  100
25-Sep-06                      100                   91                   82                    72                   63
25-Sep-07                      100                   79                   61                    44                   30
25-Sep-08                      100                   69                   45                    26                   13
25-Sep-09                      100                   60                   33                    15                    4
25-Sep-10                      100                   52                   24                     8                    0
25-Sep-11                      100                   46                   17                     4                    0
25-Sep-12                      100                   40                   12                     1                    0
25-Sep-13                      100                   35                    9                     *                    0
25-Sep-14                      100                   31                    7                     *                    0
25-Sep-15                      100                   27                    5                     *                    0
25-Sep-16                       97                   23                    4                     *                    0
25-Sep-17                       94                   20                    3                     *                    0
25-Sep-18                       91                   17                    2                     *                    0
25-Sep-19                       88                   14                    1                     *                    0
25-Sep-20                       85                   12                    1                     *                    0
25-Sep-21                       81                   10                    1                     *                    0
25-Sep-22                       77                    8                    1                     *                    0
25-Sep-23                       73                    7                    *                     *                    0
25-Sep-24                       69                    6                    *                     *                    0
25-Sep-25                       64                    5                    *                     *                    0
25-Sep-26                       59                    4                    *                     *                    0
25-Sep-27                       54                    3                    *                     *                    0
25-Sep-28                       49                    2                    *                     *                    0
25-Sep-29                       43                    2                    *                     *                    0
25-Sep-30                       37                    1                    *                     *                    0
25-Sep-31                       30                    1                    *                     *                    0
25-Sep-32                       23                    1                    *                     *                    0
25-Sep-33                       16                    *                    *                     *                    0
25-Sep-34                        8                    *                    *                     *                    0
25-Sep-35                        0                    0                    0                     0                    0

WAL                          21.91                 7.19                  3.6                  2.24                 1.62
Principal Window       Sep15-Aug35          Oct05-Aug35          Oct05-Aug35           Oct05-Aug35          Oct05-Aug10

Prepay                       0 PPC               50 PPC              100 PPC               150 PPC              200 PPC



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                          CWALT05-54G6BBG - Dec - 6B1


Date                             1                    2                    3                     4                    5
30-Sep-05                      100                  100                  100                   100                  100
25-Sep-06                      100                  100                  100                   100                  100
25-Sep-07                      100                  100                  100                   100                  100
25-Sep-08                      100                  100                  100                   100                  100
25-Sep-09                      100                  100                  100                   100                  100
25-Sep-10                      100                  100                  100                   100                   94
25-Sep-11                      100                   96                   92                    88                   49
25-Sep-12                      100                   91                   83                    73                   26
25-Sep-13                      100                   85                   70                    56                   13
25-Sep-14                      100                   77                   56                    39                    7
25-Sep-15                      100                   67                   43                    25                    4
25-Sep-16                       97                   58                   32                    16                    2
25-Sep-17                       94                   49                   23                    10                    1
25-Sep-18                       91                   42                   17                     6                    *
25-Sep-19                       88                   36                   13                     4                    *
25-Sep-20                       85                   30                    9                     2                    *
25-Sep-21                       81                   25                    7                     1                    *
25-Sep-22                       77                   21                    5                     1                    *
25-Sep-23                       73                   18                    3                     1                    *
25-Sep-24                       69                   15                    2                     *                    *
25-Sep-25                       64                   12                    2                     *                    *
25-Sep-26                       59                   10                    1                     *                    *
25-Sep-27                       54                    8                    1                     *                    *
25-Sep-28                       49                    6                    1                     *                    *
25-Sep-29                       43                    5                    *                     *                    *
25-Sep-30                       37                    4                    *                     *                    *
25-Sep-31                       30                    3                    *                     *                    *
25-Sep-32                       23                    2                    *                     *                    *
25-Sep-33                       16                    1                    *                     *                    *
25-Sep-34                        8                    *                    *                     *                    *
25-Sep-35                        0                    0                    0                     0                    0

WAL                          21.91                13.11                10.12                  8.73                 6.47
Principal Window       Sep15-Aug35          Oct10-Aug35          Oct10-Aug35           Oct10-Aug35          Aug10-Aug35

Prepay                       0 PPC               50 PPC              100 PPC               150 PPC              200 PPC



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                         CWALT05-54G6BBG - Dec - COLLAT


Date                             1                    2                    3                     4                    5
30-Sep-05                      100                  100                  100                   100                  100
25-Sep-06                      100                   91                   83                    74                   65
25-Sep-07                      100                   80                   63                    47                   34
25-Sep-08                      100                   71                   48                    30                   17
25-Sep-09                      100                   62                   36                    19                    9
25-Sep-10                      100                   55                   28                    12                    5
25-Sep-11                      100                   48                   21                     8                    2
25-Sep-12                      100                   42                   16                     5                    1
25-Sep-13                      100                   37                   12                     3                    1
25-Sep-14                      100                   33                    9                     2                    *
25-Sep-15                      100                   29                    7                     1                    *
25-Sep-16                       97                   25                    5                     1                    *
25-Sep-17                       94                   21                    4                     1                    *
25-Sep-18                       91                   18                    3                     *                    *
25-Sep-19                       88                   15                    2                     *                    *
25-Sep-20                       85                   13                    1                     *                    *
25-Sep-21                       81                   11                    1                     *                    *
25-Sep-22                       77                    9                    1                     *                    *
25-Sep-23                       73                    8                    1                     *                    *
25-Sep-24                       69                    6                    *                     *                    *
25-Sep-25                       64                    5                    *                     *                    *
25-Sep-26                       59                    4                    *                     *                    *
25-Sep-27                       54                    3                    *                     *                    *
25-Sep-28                       49                    3                    *                     *                    *
25-Sep-29                       43                    2                    *                     *                    *
25-Sep-30                       37                    2                    *                     *                    *
25-Sep-31                       30                    1                    *                     *                    *
25-Sep-32                       23                    1                    *                     *                    *
25-Sep-33                       16                    *                    *                     *                    *
25-Sep-34                        8                    *                    *                     *                    *
25-Sep-35                        0                    0                    0                     0                    0

WAL                          21.91                 7.49                 3.93                  2.56                 1.86
Principal Window       Sep15-Aug35          Oct05-Aug35          Oct05-Aug35           Oct05-Aug35          Oct05-Aug35

Prepay                       0 PPC               50 PPC              100 PPC               150 PPC              200 PPC



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

-----------------------------------------------------------------------------------------------------
                      Deal Summary Report CWALT05-54CBG7bbg

-----------------------------------------------------------------------------------------------------
                                                    Assumptions
-----------------------------------------------------------------------------------------------------

Settlement                 30-Sep-05 Prepay                        100 PPC
1st Pay Date               25-Oct-05 Default                         0 CDR
                                     Recovery                 0     months
                                     Severity                           0%
-----------------------------------------------------------------------------------------------------
Tranche                      Balance      Coupon      Principal        Avg    Dur   Yield    Spread
Name                                      Window           Life                        bp
-----------------------------------------------------------------------------------------------------
3A4                    34,200,000.00         5.5  10/10 - 09/35      10.12   7.38   5.644       140
3A7                    27,941,250.00         5.5  10/05 - 04/11       3.48              0         0
3A5                   100,000,000.00         5.5  10/05 - 05/10       2.06              0         0
3A6                    11,765,000.00         5.5  10/05 - 05/10       2.06              0         0
7L1                    13,702,752.00         5.5  04/11 - 05/13       6.44              0         0
7S1                   144,390,998.00         5.5  10/05 - 05/13       2.71              0         0
3A1                    10,000,000.00       5.125  05/13 - 09/35       9.95   7.41   5.723       148
3A2                       681,818.00         5.5  10/05 - 09/35       9.95   2.81       0         0
7B1                    18,000,000.00         5.5  10/10 - 09/35      10.12   7.39   5.543       130
-----------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
                                                            Collateral
---------------------------------------------------------------------------------------------------------
                                         Balance           WAC      WAM        Age        WAL        Dur
                                 $360,000,000.00          6.05      360          0       3.99       3.27
---------------------------------------------------------------------------------------------------------

Tranche                Bench                 Price       $@1bp   Accrued    NetNet   Dated        Notes
Name                                             %                Int(M)      (MM)   Date
---------------------------------------------------------------------------------------------------------
3A4                    Nearest            99-01.26    25093.15    151.53    34.023   1-Sep-05     FIX
3A7                    Interp                                      123.8         0   1-Sep-05     FIX
3A5                    Interp                                     443.06         0   1-Sep-05     FIX
3A6                    Interp                                      52.13         0   1-Sep-05     FIX
7L1                    Interp                                      60.71         0   1-Sep-05     FIX
7S1                    Interp                                     639.73         0   1-Sep-05     FIX
3A1                    Interp             95-22.00     7119.27     41.28      9.61   1-Sep-05     FIX
3A2                    Interp                            39.45      3.02         0   1-Sep-05     IO
7B1                    Interp             99-25.00    13339.96     79.75     18.04   1-Sep-05     FIX
---------------------------------------------------------------------------------------------------------


Treasury                                  Swaps

Mat   6MO   2YR   3YR   5YR  10YR  30YR     6MO   2YR   3YR   5YR  10YR  30YR

Yld 3.803 3.919 3.946 4.018 4.244 4.546   4.071 4.314 4.369 4.465 4.688 4.984


                         CWALT05-54CBG7bbg - Dec - 3A7


Date                             1                    2                    3                     4                    5
30-Sep-05                      100                  100                  100                   100                  100
25-Sep-06                      100                   87                   87                    87                   87
25-Sep-07                      100                   75                   75                    75                   68
25-Sep-08                      100                   62                   62                    42                    0
25-Sep-09                      100                   50                   50                     0                    0
25-Sep-10                      100                   37                   22                     0                    0
25-Sep-11                      100                   24                    0                     0                    0
25-Sep-12                      100                   12                    0                     0                    0
25-Sep-13                      100                    0                    0                     0                    0
25-Sep-14                      100                    0                    0                     0                    0
25-Sep-15                      100                    0                    0                     0                    0
25-Sep-16                       87                    0                    0                     0                    0
25-Sep-17                       75                    0                    0                     0                    0
25-Sep-18                       62                    0                    0                     0                    0
25-Sep-19                       50                    0                    0                     0                    0
25-Sep-20                       37                    0                    0                     0                    0
25-Sep-21                       24                    0                    0                     0                    0
25-Sep-22                       12                    0                    0                     0                    0
25-Sep-23                        0                    0                    0                     0                    0

WAL                          13.99                 3.99                 3.48                  2.54                 1.95
Principal Window       Oct15-Sep23          Oct05-Sep13          Oct05-Apr11           Oct05-Apr09          Oct05-Apr08

Prepay                       0 PPC               50 PPC              100 PPC               150 PPC              200 PPC


This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                         CWALT05-54CBG7bbg - Dec - 3A5


Date                             1                    2                    3                     4                    5
30-Sep-05                      100                  100                  100                   100                  100
25-Sep-06                      100                   90                   76                    63                   49
25-Sep-07                      100                   75                   46                    21                    0
25-Sep-08                      100                   62                   24                     0                    0
25-Sep-09                      100                   51                    8                     0                    0
25-Sep-10                      100                   41                    0                     0                    0
25-Sep-11                      100                   34                    0                     0                    0
25-Sep-12                      100                   29                    0                     0                    0
25-Sep-13                      100                   25                    0                     0                    0
25-Sep-14                      100                   20                    0                     0                    0
25-Sep-15                      100                   15                    0                     0                    0
25-Sep-16                       99                   11                    0                     0                    0
25-Sep-17                       99                    7                    0                     0                    0
25-Sep-18                       97                    3                    0                     0                    0
25-Sep-19                       96                    *                    0                     0                    0
25-Sep-20                       94                    0                    0                     0                    0
25-Sep-21                       92                    0                    0                     0                    0
25-Sep-22                       90                    0                    0                     0                    0
25-Sep-23                       87                    0                    0                     0                    0
25-Sep-24                       81                    0                    0                     0                    0
25-Sep-25                       75                    0                    0                     0                    0
25-Sep-26                       68                    0                    0                     0                    0
25-Sep-27                       61                    0                    0                     0                    0
25-Sep-28                       53                    0                    0                     0                    0
25-Sep-29                       45                    0                    0                     0                    0
25-Sep-30                       36                    0                    0                     0                    0
25-Sep-31                       27                    0                    0                     0                    0
25-Sep-32                       17                    0                    0                     0                    0
25-Sep-33                        6                    0                    0                     0                    0
25-Sep-34                        0                    0                    0                     0                    0

WAL                          22.76                 5.15                 2.06                  1.35                 1.02
Principal Window       Oct15-Apr34          Oct05-Oct19          Oct05-May10           Oct05-Jul08          Oct05-Sep07

Prepay                       0 PPC               50 PPC              100 PPC               150 PPC              200 PPC



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                         CWALT05-54CBG7bbg - Dec - 3A6


Date                             1                    2                    3                     4                    5
30-Sep-05                      100                  100                  100                   100                  100
25-Sep-06                      100                   90                   76                    63                   49
25-Sep-07                      100                   75                   46                    21                    0
25-Sep-08                      100                   62                   24                     0                    0
25-Sep-09                      100                   51                    8                     0                    0
25-Sep-10                      100                   41                    0                     0                    0
25-Sep-11                      100                   34                    0                     0                    0
25-Sep-12                      100                   29                    0                     0                    0
25-Sep-13                      100                   25                    0                     0                    0
25-Sep-14                      100                   20                    0                     0                    0
25-Sep-15                      100                   15                    0                     0                    0
25-Sep-16                       99                   11                    0                     0                    0
25-Sep-17                       99                    7                    0                     0                    0
25-Sep-18                       97                    3                    0                     0                    0
25-Sep-19                       96                    *                    0                     0                    0
25-Sep-20                       94                    0                    0                     0                    0
25-Sep-21                       92                    0                    0                     0                    0
25-Sep-22                       90                    0                    0                     0                    0
25-Sep-23                       87                    0                    0                     0                    0
25-Sep-24                       81                    0                    0                     0                    0
25-Sep-25                       75                    0                    0                     0                    0
25-Sep-26                       68                    0                    0                     0                    0
25-Sep-27                       61                    0                    0                     0                    0
25-Sep-28                       53                    0                    0                     0                    0
25-Sep-29                       45                    0                    0                     0                    0
25-Sep-30                       36                    0                    0                     0                    0
25-Sep-31                       27                    0                    0                     0                    0
25-Sep-32                       17                    0                    0                     0                    0
25-Sep-33                        6                    0                    0                     0                    0
25-Sep-34                        0                    0                    0                     0                    0

WAL                          22.76                 5.15                 2.06                  1.35                 1.02
Principal Window       Oct15-Apr34          Oct05-Oct19          Oct05-May10           Oct05-Jul08          Oct05-Sep07

Prepay                       0 PPC               50 PPC              100 PPC               150 PPC              200 PPC



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                         CWALT05-54CBG7bbg - Dec - 7L1


Date                             1                    2                    3                     4                    5
30-Sep-05                      100                  100                  100                   100                  100
25-Sep-06                      100                  100                  100                   100                  100
25-Sep-07                      100                  100                  100                   100                  100
25-Sep-08                      100                  100                  100                   100                   12
25-Sep-09                      100                  100                  100                    34                    0
25-Sep-10                      100                  100                  100                     0                    0
25-Sep-11                      100                  100                   69                     0                    0
25-Sep-12                      100                  100                   19                     0                    0
25-Sep-13                      100                  100                    0                     0                    0
25-Sep-14                      100                  100                    0                     0                    0
25-Sep-15                      100                  100                    0                     0                    0
25-Sep-16                      100                  100                    0                     0                    0
25-Sep-17                      100                  100                    0                     0                    0
25-Sep-18                      100                  100                    0                     0                    0
25-Sep-19                      100                  100                    0                     0                    0
25-Sep-20                      100                   80                    0                     0                    0
25-Sep-21                      100                   61                    0                     0                    0
25-Sep-22                      100                   45                    0                     0                    0
25-Sep-23                      100                   32                    0                     0                    0
25-Sep-24                      100                   20                    0                     0                    0
25-Sep-25                      100                   10                    0                     0                    0
25-Sep-26                      100                    1                    0                     0                    0
25-Sep-27                      100                    0                    0                     0                    0
25-Sep-28                      100                    0                    0                     0                    0
25-Sep-29                      100                    0                    0                     0                    0
25-Sep-30                      100                    0                    0                     0                    0
25-Sep-31                      100                    0                    0                     0                    0
25-Sep-32                      100                    0                    0                     0                    0
25-Sep-33                      100                    0                    0                     0                    0
25-Sep-34                       59                    0                    0                     0                    0
25-Sep-35                        0                    0                    0                     0                    0

WAL                          29.12                   17                 6.44                  3.91                 2.82
Principal Window       Apr34-May35          Oct19-Nov26          Apr11-May13           Apr09-Jan10          Apr08-Oct08

Prepay                       0 PPC               50 PPC              100 PPC               150 PPC              200 PPC



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                         CWALT05-54CBG7bbg - Dec - 7S1


Date                             1                    2                    3                     4                    5
30-Sep-05                      100                  100                  100                   100                  100
25-Sep-06                      100                   90                   80                    71                   60
25-Sep-07                      100                   77                   56                    38                   21
25-Sep-08                      100                   65                   38                    17                    1
25-Sep-09                      100                   55                   24                     3                    0
25-Sep-10                      100                   46                   13                     0                    0
25-Sep-11                      100                   38                    6                     0                    0
25-Sep-12                      100                   32                    2                     0                    0
25-Sep-13                      100                   27                    0                     0                    0
25-Sep-14                      100                   23                    0                     0                    0
25-Sep-15                      100                   20                    0                     0                    0
25-Sep-16                       97                   17                    0                     0                    0
25-Sep-17                       94                   14                    0                     0                    0
25-Sep-18                       91                   11                    0                     0                    0
25-Sep-19                       88                    9                    0                     0                    0
25-Sep-20                       84                    7                    0                     0                    0
25-Sep-21                       81                    5                    0                     0                    0
25-Sep-22                       77                    4                    0                     0                    0
25-Sep-23                       73                    3                    0                     0                    0
25-Sep-24                       68                    2                    0                     0                    0
25-Sep-25                       63                    1                    0                     0                    0
25-Sep-26                       58                    *                    0                     0                    0
25-Sep-27                       53                    0                    0                     0                    0
25-Sep-28                       47                    0                    0                     0                    0
25-Sep-29                       41                    0                    0                     0                    0
25-Sep-30                       35                    0                    0                     0                    0
25-Sep-31                       28                    0                    0                     0                    0
25-Sep-32                       21                    0                    0                     0                    0
25-Sep-33                       13                    0                    0                     0                    0
25-Sep-34                        5                    0                    0                     0                    0
25-Sep-35                        0                    0                    0                     0                    0

WAL                          21.73                    6                 2.71                  1.79                 1.35
Principal Window       Oct15-May35          Oct05-Nov26          Oct05-May13           Oct05-Jan10          Oct05-Oct08

Prepay                       0 PPC               50 PPC              100 PPC               150 PPC              200 PPC



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


CWALT05-54CBG7bbg - Dec - 3A1


Date                             1                    2                    3                     4                    5
30-Sep-05                      100                  100                  100                   100                  100
25-Sep-06                      100                  100                  100                   100                  100
25-Sep-07                      100                  100                  100                   100                  100
25-Sep-08                      100                  100                  100                   100                  100
25-Sep-09                      100                  100                  100                   100                    0
25-Sep-10                      100                  100                  100                     0                    0
25-Sep-11                      100                  100                  100                     0                    0
25-Sep-12                      100                  100                  100                     0                    0
25-Sep-13                      100                  100                   76                     0                    0
25-Sep-14                      100                  100                   42                     0                    0
25-Sep-15                      100                  100                   32                     0                    0
25-Sep-16                      100                  100                   24                     0                    0
25-Sep-17                      100                  100                   17                     0                    0
25-Sep-18                      100                  100                   13                     0                    0
25-Sep-19                      100                  100                    9                     0                    0
25-Sep-20                      100                  100                    7                     0                    0
25-Sep-21                      100                  100                    5                     0                    0
25-Sep-22                      100                  100                    4                     0                    0
25-Sep-23                      100                  100                    3                     0                    0
25-Sep-24                      100                  100                    2                     0                    0
25-Sep-25                      100                  100                    1                     0                    0
25-Sep-26                      100                  100                    1                     0                    0
25-Sep-27                      100                   82                    1                     0                    0
25-Sep-28                      100                   65                    *                     0                    0
25-Sep-29                      100                   50                    *                     0                    0
25-Sep-30                      100                   38                    *                     0                    0
25-Sep-31                      100                   28                    *                     0                    0
25-Sep-32                      100                   19                    *                     0                    0
25-Sep-33                      100                   11                    *                     0                    0
25-Sep-34                      100                    5                    *                     0                    0
25-Sep-35                        0                    0                    0                     0                    0

WAL                          29.84                 24.5                 9.95                  4.53                 3.24
Principal Window       May35-Sep35          Nov26-Sep35          May13-Sep35           Jan10-Jun10          Oct08-Feb09

Prepay                       0 PPC               50 PPC              100 PPC               150 PPC              200 PPC



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                         CWALT05-54CBG7bbg - Dec - 3A2


Date                             1                    2                    3                     4                    5
30-Sep-05                      100                  100                  100                   100                  100
25-Sep-06                      100                  100                  100                   100                  100
25-Sep-07                      100                  100                  100                   100                  100
25-Sep-08                      100                  100                  100                   100                  100
25-Sep-09                      100                  100                  100                   100                    0
25-Sep-10                      100                  100                  100                     0                    0
25-Sep-11                      100                  100                  100                     0                    0
25-Sep-12                      100                  100                  100                     0                    0
25-Sep-13                      100                  100                   76                     0                    0
25-Sep-14                      100                  100                   42                     0                    0
25-Sep-15                      100                  100                   32                     0                    0
25-Sep-16                      100                  100                   24                     0                    0
25-Sep-17                      100                  100                   17                     0                    0
25-Sep-18                      100                  100                   13                     0                    0
25-Sep-19                      100                  100                    9                     0                    0
25-Sep-20                      100                  100                    7                     0                    0
25-Sep-21                      100                  100                    5                     0                    0
25-Sep-22                      100                  100                    4                     0                    0
25-Sep-23                      100                  100                    3                     0                    0
25-Sep-24                      100                  100                    2                     0                    0
25-Sep-25                      100                  100                    1                     0                    0
25-Sep-26                      100                  100                    1                     0                    0
25-Sep-27                      100                   82                    1                     0                    0
25-Sep-28                      100                   65                    *                     0                    0
25-Sep-29                      100                   50                    *                     0                    0
25-Sep-30                      100                   38                    *                     0                    0
25-Sep-31                      100                   28                    *                     0                    0
25-Sep-32                      100                   19                    *                     0                    0
25-Sep-33                      100                   11                    *                     0                    0
25-Sep-34                      100                    5                    *                     0                    0
25-Sep-35                        0                    0                    0                     0                    0

WAL                          29.84                 24.5                 9.95                  4.53                 3.24
Principal Window

Prepay                       0 PPC               50 PPC              100 PPC               150 PPC              200 PPC



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                         CWALT05-54CBG7bbg - Dec - 3A4


Date                             1                    2                    3                     4                    5
30-Sep-05                      100                  100                  100                   100                  100
25-Sep-06                      100                  100                  100                   100                  100
25-Sep-07                      100                  100                  100                   100                  100
25-Sep-08                      100                  100                  100                   100                  100
25-Sep-09                      100                  100                  100                   100                   47
25-Sep-10                      100                  100                  100                    81                    0
25-Sep-11                      100                   96                   92                    39                    0
25-Sep-12                      100                   91                   83                    16                    0
25-Sep-13                      100                   85                   70                     5                    0
25-Sep-14                      100                   77                   56                     2                    0
25-Sep-15                      100                   67                   43                     1                    0
25-Sep-16                       97                   58                   32                     1                    0
25-Sep-17                       95                   49                   23                     *                    0
25-Sep-18                       92                   42                   17                     *                    0
25-Sep-19                       88                   36                   13                     *                    0
25-Sep-20                       85                   30                    9                     *                    0
25-Sep-21                       81                   25                    7                     *                    0
25-Sep-22                       78                   21                    5                     *                    0
25-Sep-23                       74                   18                    4                     *                    0
25-Sep-24                       69                   15                    3                     *                    0
25-Sep-25                       65                   12                    2                     *                    0
25-Sep-26                       60                   10                    1                     *                    0
25-Sep-27                       55                    8                    1                     *                    0
25-Sep-28                       49                    6                    1                     *                    0
25-Sep-29                       43                    5                    *                     *                    0
25-Sep-30                       37                    4                    *                     *                    0
25-Sep-31                       31                    3                    *                     *                    0
25-Sep-32                       24                    2                    *                     *                    0
25-Sep-33                       16                    1                    *                     *                    0
25-Sep-34                        8                    *                    *                     *                    0
25-Sep-35                        0                    0                    0                     0                    0

WAL                          21.99                13.13                10.12                  6.02                 4.05
Principal Window       Oct15-Sep35          Oct10-Sep35          Oct10-Sep35           Jun10-Sep35          Feb09-Sep10

Prepay                       0 PPC               50 PPC              100 PPC               150 PPC              200 PPC



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                         CWALT05-54CBG7bbg - Dec - 7B1


Date                             1                    2                    3                     4                    5
30-Sep-05                      100                  100                  100                   100                  100
25-Sep-06                      100                  100                  100                   100                  100
25-Sep-07                      100                  100                  100                   100                  100
25-Sep-08                      100                  100                  100                   100                  100
25-Sep-09                      100                  100                  100                   100                  100
25-Sep-10                      100                  100                  100                   100                   98
25-Sep-11                      100                   96                   92                    88                   51
25-Sep-12                      100                   91                   83                    73                   27
25-Sep-13                      100                   85                   70                    56                   14
25-Sep-14                      100                   77                   56                    39                    7
25-Sep-15                      100                   67                   43                    25                    4
25-Sep-16                       97                   58                   32                    16                    2
25-Sep-17                       95                   49                   23                    10                    1
25-Sep-18                       92                   42                   17                     6                    *
25-Sep-19                       88                   36                   13                     4                    *
25-Sep-20                       85                   30                    9                     2                    *
25-Sep-21                       81                   25                    7                     1                    *
25-Sep-22                       78                   21                    5                     1                    *
25-Sep-23                       74                   18                    4                     1                    *
25-Sep-24                       69                   15                    3                     *                    *
25-Sep-25                       65                   12                    2                     *                    *
25-Sep-26                       60                   10                    1                     *                    *
25-Sep-27                       55                    8                    1                     *                    *
25-Sep-28                       49                    6                    1                     *                    *
25-Sep-29                       43                    5                    *                     *                    *
25-Sep-30                       37                    4                    *                     *                    *
25-Sep-31                       31                    3                    *                     *                    *
25-Sep-32                       24                    2                    *                     *                    *
25-Sep-33                       16                    1                    *                     *                    *
25-Sep-34                        8                    *                    *                     *                    *
25-Sep-35                        0                    0                    0                     0                    0

WAL                          21.99                13.13                10.12                  8.73                 6.53
Principal Window       Oct15-Sep35          Oct10-Sep35          Oct10-Sep35           Oct10-Sep35          Sep10-Sep35

Prepay                       0 PPC               50 PPC              100 PPC               150 PPC              200 PPC



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                        CWALT05-54CBG7bbg - Dec - COLLAT


Date                             1                    2                    3                     4                    5
30-Sep-05                      100                  100                  100                   100                  100
25-Sep-06                      100                   92                   84                    76                   67
25-Sep-07                      100                   81                   64                    48                   35
25-Sep-08                      100                   71                   48                    31                   18
25-Sep-09                      100                   63                   37                    20                    9
25-Sep-10                      100                   55                   28                    13                    5
25-Sep-11                      100                   49                   21                     8                    3
25-Sep-12                      100                   43                   16                     5                    1
25-Sep-13                      100                   38                   12                     3                    1
25-Sep-14                      100                   33                    9                     2                    *
25-Sep-15                      100                   29                    7                     1                    *
25-Sep-16                       97                   25                    5                     1                    *
25-Sep-17                       95                   21                    4                     1                    *
25-Sep-18                       92                   18                    3                     *                    *
25-Sep-19                       88                   15                    2                     *                    *
25-Sep-20                       85                   13                    2                     *                    *
25-Sep-21                       81                   11                    1                     *                    *
25-Sep-22                       78                    9                    1                     *                    *
25-Sep-23                       74                    8                    1                     *                    *
25-Sep-24                       69                    6                    *                     *                    *
25-Sep-25                       65                    5                    *                     *                    *
25-Sep-26                       60                    4                    *                     *                    *
25-Sep-27                       55                    3                    *                     *                    *
25-Sep-28                       49                    3                    *                     *                    *
25-Sep-29                       43                    2                    *                     *                    *
25-Sep-30                       37                    2                    *                     *                    *
25-Sep-31                       31                    1                    *                     *                    *
25-Sep-32                       24                    1                    *                     *                    *
25-Sep-33                       16                    *                    *                     *                    *
25-Sep-34                        8                    *                    *                     *                    *
25-Sep-35                        0                    0                    0                     0                    0

WAL                          21.99                 7.55                 3.99                  2.62                 1.92
Principal Window       Oct15-Sep35          Oct05-Sep35          Oct05-Sep35           Oct05-Sep35          Oct05-Sep35

Prepay                       0 PPC               50 PPC              100 PPC               150 PPC              200 PPC



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.